As filed with the Securities and Exchange Commission on July 15, 2025
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Amcor plc
(Exact name of registrant as specified in its charter)
Jersey (State or other jurisdiction of incorporation or organization)	98-1455367 (I.R.S. Employer Identification Number)
83 Tower Road North
Warmley, Bristol BS30 8XP
United Kingdom
+44 117 9753200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
*Additional Registrants
(See Table of Additional Registrants below)
Michael Rumley
Amcor plc
3 Parkway North, Suite 300
Deerfield, IL 60015
United States of America
(920) 527-7300
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copies to:
Jason Day
Jonathan S. Schulman
Perkins Coie LLP
1900 Sixteenth Street, Suite 1400
Denver, Colorado 80202
(303) 291-2300
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒.
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐.
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐.
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒.
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
		Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for comply with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐.

TABLE OF ADDITIONAL REGISTRANTS
Exact Name of Registrant as Specified in Its Charter*	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Amcor Finance (USA), Inc.(1)	Delaware	95-4559504
Amcor UK Finance plc(2)	United Kingdom	N/A
Amcor Group Finance plc(2)	United Kingdom	N/A
Amcor International UK plc(2)	United Kingdom	N/A
Amcor Flexibles North America, Inc.(3)	Missouri	43-0178130
Berry Global Group, Inc.(4)	Delaware	20-5234618
Berry Global, Inc.(4)	Delaware	35-1814673

(1)
The address, including zip code, and telephone number, including area code, of this registrant’s principal executive offices is 2801 SW 149th Avenue, Suite 350, Miramar, Florida 33027, United States of America, +1 954 499 4800.

(2)
The address, including zip code, and telephone number, including area code, of this registrant’s principal executive offices is 83 Tower Road North, Warmley, Bristol BS30 8XP, United Kingdom, +44 117 9753200.

(3)
The address, including zip code, and telephone number, including area code, of this registrant’s principal executive offices is 2301 Industrial Drive, Neenah, Wisconsin 54956, United States of America, +1 920 527-7300.

(4)
The address, including zip code, and telephone number, including area code, of this registrant’s principal executive offices is 101 Oakley Street, Evansville, Indiana 47710, United States of America, +1 812 424 2904.

PROSPECTUS
Amcor plc
Ordinary Shares
Preferred Shares
Debt Securities
Guarantees
Warrants
Amcor Finance (USA), Inc.
Debt Securities
Guarantees
Amcor UK Finance plc
Debt Securities
Guarantees
Amcor Group Finance plc
Debt Securities
Guarantees
Amcor International UK plc
Debt Securities
Guarantees
Amcor Flexibles North America, Inc.
Debt Securities
Guarantees
Berry Global Group, Inc.
Guarantees
Berry Global, Inc.
Debt Securities
Guarantees
Amcor plc may from time to time offer and sell any of the securities identified above, in each case, in one or more series and in one or more offerings. This prospectus provides you with a general description of those securities. One or more of Amcor plc’s wholly owned subsidiaries, Amcor Finance (USA), Inc. (“AFUI”), Amcor UK Finance plc (“Amcor UK”), Amcor Group Finance plc (“AGF”), Amcor International UK plc (“Amcor International UK”), Amcor Flexibles North America, Inc. (“Amcor Flexibles North America”) and/or Berry Global, Inc. (“Berry Global”) may also, from time to time, offer and sell debt securities in one or more series. One or more of AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group, Inc. (“Berry Global Group”) and/or Berry Global may guarantee all payments of principal, interest (if any), premium (if any) and other amounts due on any debt securities Amcor plc issues. One or more of Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and/or Berry Global may guarantee all payments of principal, interest (if any), premium (if any) and other amounts due on any debt securities AFUI issues. One or more of Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and/or Berry Global may guarantee all payments of principal, interest (if any), premium (if any) and other amounts due on any debt securities Amcor UK issues. One or more of Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles

North America, Berry Global Group and/or Berry Global may guarantee all payments of principal, interest (if any), premium (if any) and other amounts due on any debt securities AGF issues. One or more of Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group and/or Berry Global may guarantee all payments of principal, interest (if any), premium (if any) and other amounts due on any debt securities Amcor International UK issues. One or more of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group and/or Berry Global may guarantee all payments of principal, interest (if any), premium (if any) and other amounts due on any debt securities Amcor Flexibles North America issues. One or more of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America and/or Berry Global Group may guarantee all payments of principal, interest (if any), premium (if any) and other amounts due on any debt securities Berry Global issues.
The securities described in this prospectus and any prospectus supplement may be offered and sold to or through one or more underwriters, dealers and agents or directly to purchasers, or through a combination of these methods. If any underwriters, dealers or agents are involved in the sale of any of the securities, their names and any applicable purchase price, fee, commission or discount arrangement between or among them will be set forth, or will be calculable from the information set forth, in any applicable prospectus supplement. See the sections of this prospectus entitled “About this Prospectus” and “Plan of Distribution” for more information. No securities may be sold without delivery of this prospectus and any applicable prospectus supplement describing the method and terms of the offering of such securities.
Each time Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global offers and sells securities, the applicable issuer and/or guarantor(s) will, as applicable, provide a supplement to this prospectus that contains specific information about the offering and the amounts, prices and specific terms of the securities. A prospectus supplement for any offering may also add, update, change or supersede information contained in this prospectus with respect to that offering. You should carefully read this prospectus and any applicable prospectus supplement before you invest in any of these securities, as well as the documents incorporated or deemed to be incorporated by reference in this prospectus and any applicable prospectus supplement.
Amcor plc’s ordinary shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “AMCR.” On July 14, 2025, the last reported sales price of Amcor plc’s ordinary shares on the NYSE was $9.63 per share.
INVESTING IN THE SECURITIES DESCRIBED IN THIS PROSPECTUS INVOLVES RISK. YOU SHOULD CAREFULLY REVIEW THE RISKS AND UNCERTAINTIES DESCRIBED UNDER THE HEADING “RISK FACTORS” BEGINNING ON PAGE 7 OF THIS PROSPECTUS, ANY RISK FACTORS SET FORTH IN ANY APPLICABLE PROSPECTUS SUPPLEMENT AND IN THE DOCUMENTS INCORPORATED OR DEEMED TO BE INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR ANY APPLICABLE PROSPECTUS SUPPLEMENT.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is July 15, 2025.

i

ENFORCEABILITY OF CIVIL LIABILITIES
Amcor plc is a public limited company incorporated under the laws of the Bailiwick of Jersey. AFUI is a corporation formed in the United States under Delaware law. Amcor UK is a public limited company incorporated under the laws of England and Wales. AGF is a public limited company incorporated under the laws of England and Wales. Amcor International UK is a public limited company incorporated under the laws of England and Wales. Amcor Flexibles North America is a corporation formed in the United States under Missouri law. Berry Global Group is a corporation formed in the United States under Delaware law. Berry Global is a corporation formed in the United States under Delaware law. While the directors and officers of Amcor Flexibles North America, Berry Global Group and Berry Global are primarily resident in the United States and the directors and officers of AFUI are primarily resident in the United States and Switzerland, most of the directors and officers of Amcor plc, Amcor UK, AGF and Amcor International UK (the “Non-U.S. Registrants”) reside outside the United States, principally in the United Kingdom, Switzerland and Australia. A substantial portion of the assets of the Non-U.S. Registrants, and the assets of the directors and officers of the Non-U.S. Registrants are located outside the United States. Therefore, you may not be able to effect service of process within the United States upon the Non-U.S. Registrants or associated persons in a manner so as to allow enforcement of judgments of United States courts against them in the United States based on the civil liability provisions of the United States federal securities laws. In addition, there are doubts as to the enforceability in Jersey and England and Wales in original actions or in actions for enforcement of judgments of United States courts, of civil liabilities based on United States federal securities laws. Also, judgments of United States courts (whether or not such judgments relate to United States federal securities laws) are not automatically enforceable in Jersey or England and Wales and will require a further judgment from the local court. Such judgments may or will not be enforceable in Jersey or England and Wales in certain other circumstances, including, among others, where the relevant proceedings were not commenced within the relevant limitation period, where such judgments are contrary to local public policy, statute, rules of natural justice or general principles of fairness or are obtained by fraud, are obtained in circumstances where the judgment debtor did not receive notice of the proceedings in sufficient time to enable the judgment debtor to defend, are not for a fixed or readily ascertainable sum, are for an interim remedy (such as an injunction), are not between identical parties and in the same interest, are rendered by a court that did not have jurisdiction according to the private international law rules of the local court, are subject to appeal, dismissal, reversal, setting aside or stay of execution in the court which gave the judgment or otherwise not final and conclusive before that court, involve multiple or punitive damages, are in respect of taxes or any revenue law (including for any fiscal penalty) or fine or other penalty or foreign governmental interests or where there has been a prior judgment in another court between the same parties concerning the same issues as are dealt with in the judgment.
There is no treaty between Jersey and the United States providing for the reciprocal recognition and enforcement of judgments (as opposed to arbitration awards) in civil and commercial matters. The United States and the United Kingdom do not currently have a treaty providing for recognition and enforcement of judgments, other than arbitration awards, in civil and commercial matters.
Each of (i) the Indentures (as defined herein), (ii) the debt securities and (iii) the guarantees will be governed by, and construed in accordance with, the laws of the State of New York. Each of the issuers and guarantors, as applicable, has appointed, or will appoint, AFUI as its authorized agent upon which process may be served in any action or proceeding arising out of or based upon the Indentures, the debt securities or the guarantees that may be instituted in any United States federal or state court having subject matter jurisdiction in the Borough of Manhattan, The City of New York, and has irrevocably submitted to the non-exclusive jurisdiction of such courts in any such action or proceeding.

ABOUT THIS PROSPECTUS
This prospectus is part of an automatic shelf registration statement that we filed with the U.S. Securities and Exchange Commission (the “SEC”), as a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), using an automatic “shelf” registration process. By using a shelf registration statement, Amcor plc may, from time to time, offer any combination of ordinary shares, preferred shares, debt securities, guarantees or warrants described in this prospectus in one or more offerings; and Amcor plc’s subsidiaries, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global, may, from time to time, offer any combination of debt securities and/or guarantees described in this prospectus in one or more offerings. In this prospectus we refer to the ordinary shares, preferred shares, debt securities, guarantees and warrants offered by Amcor plc, and the debt securities and/or guarantees offered by AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global, collectively as the “securities.” This prospectus provides you with a general description of the securities Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global may offer. Each time Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global offers and sells securities, the applicable issuer and/or guarantor(s) will, as applicable, provide a supplement to this prospectus that contains specific information about the offering and the amounts, prices and specific terms of the securities. The applicable issuer and/or guarantor(s) may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. Any prospectus supplement or free writing prospectus may also add, update or change information contained in this prospectus with respect to that offering. If there is any inconsistency between the information in this prospectus and any applicable prospectus supplement or free writing prospectus, you should rely on the information in such prospectus supplement or free writing prospectus, as applicable. Before purchasing any securities, you should carefully read both this prospectus and any applicable prospectus supplement and free writing prospectuses, together with the additional information described in this prospectus under the headings “Where You Can Find More Information” and “Incorporation by Reference.”
As allowed by SEC rules, this prospectus does not contain all the information you can find in the registration statement of which this prospectus is a part or the exhibits to the registration statement. For further information, we refer you to the registration statement of which this prospectus is a part, including its exhibits and schedules. Statements contained in this prospectus about the provisions or contents of any contract, agreement or other document are not necessarily complete. For each of these contracts, agreements or documents filed as an exhibit to the registration statement, we refer you to the actual exhibit for a more complete description of the matters involved. You should rely only on the information contained or incorporated or deemed to be incorporated by reference in this prospectus and any applicable prospectus supplement. None of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global have authorized anyone else to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. You should not assume that the information contained or incorporated or deemed to be incorporated by reference in this prospectus or any applicable prospectus supplement is accurate as of any date other than the date on the cover of the applicable document or such other date as is specified with respect to such information in such document. Amcor plc’s, AFUI’s, Amcor UK’s, AGF’s, Amcor International UK’s, Amcor Flexibles North America’s, Berry Global Group’s or Berry Global’s business, financial condition and results of operations may have changed since that date. Neither this prospectus nor any prospectus supplement constitutes an offer to sell securities or a solicitation of an offer to buy securities by anyone in any jurisdiction in which that offer or solicitation is not authorized, or in which the person is not qualified to do so or to any person to whom it is unlawful to make that offer or solicitation.
This prospectus is not intended to be and is not a prospectus for purposes of Regulation (EU) 2017/1129. None of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global have authorized anyone to provide you with any information or to make any representations other than those contained, or incorporated by reference, in this prospectus, any applicable prospectus supplement or any free writing prospectuses prepared by or on behalf of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global. None of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor

Flexibles North America, Berry Global Group or Berry Global take any responsibility for, or can provide any assurance as to the reliability of, any other information that others may give you. None of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global will make an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.
This document does not constitute a prospectus for the purposes of the Companies (Jersey) law 1991 (the “Jersey Companies Law”) and the consent of the registrar of companies in Jersey to the circulation of this document is not required.
This prospectus incorporates by reference, and any prospectus supplement or free writing prospectus may contain or incorporate by reference, market data and industry statistics and forecasts that are based on independent industry publications and other publicly available information. Such independent industry publications and other publicly available information generally state that the information contained therein or provided by such sources has been obtained from sources believed to be reliable. In addition, the market and industry data and forecasts that may be included or incorporated by reference in this prospectus, any prospectus supplement or any applicable free writing prospectus may involve estimates, assumptions and other risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” contained in this prospectus, any applicable prospectus supplement or free writing prospectus, and under similar headings in other documents that are incorporated by reference into this prospectus or any applicable prospectus supplement. Accordingly, investors should not place undue reliance on this information.
When we refer to “Amcor,” “we,” “our,” “us” and the “Company” in this prospectus, we mean Amcor plc, and its subsidiaries, unless otherwise specified. When we refer to “Amcor plc,” we mean Amcor plc without reference to its subsidiaries. When we refer to “AFUI,” we mean Amcor Finance (USA), Inc., a wholly owned subsidiary of Amcor plc. When we refer to “Amcor UK,” we mean Amcor UK Finance plc, a wholly owned subsidiary of Amcor plc. When we refer to “AGF,” we mean Amcor Group Finance plc, a wholly owned subsidiary of Amcor plc. When we refer to “Amcor International UK,” we mean Amcor International UK plc, a wholly owned subsidiary of Amcor plc. When we refer to “Amcor Flexibles North America,” we mean Amcor Flexibles North America, Inc., a wholly owned subsidiary of Amcor plc. When we refer to “Berry Global Group,” we mean Berry Global Group, Inc., a wholly owned subsidiary of Amcor plc. When we refer to “Berry Global,” we mean Berry Global, Inc., a wholly owned subsidiary of Amcor plc. When we refer to “you,” we mean the potential holders of the applicable series of securities.
WHERE YOU CAN FIND MORE INFORMATION
Amcor plc is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, in accordance with these requirements, Amcor plc files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. That Internet site is www.sec.gov, which you can access free of charge. The reports and other documents that Amcor plc files with the SEC can also be accessed free of charge through the Investor Relations section of our Internet website at www.amcor.com/investors/financial-information/sec-filings. We have not incorporated by reference into this prospectus the information on, or linked from, Amcor’s website or any other website, and you should not consider it to be a part of this prospectus.
This prospectus and any prospectus supplement are part of a registration statement that we filed with the SEC and do not contain all of the information in the registration statement. The full registration statement may be obtained from the SEC or us, as provided below. Other documents establishing the terms of the offered securities are or may be filed as exhibits to the registration statement or documents incorporated by reference in the registration statement.
Statements in this prospectus or any prospectus supplement about these documents are summaries and each statement is qualified in all respects by reference to the document to which it refers. You should refer to the actual documents for a more complete description of the relevant matters.

INCORPORATION BY REFERENCE
The SEC’s rules allow us to “incorporate by reference” information into this prospectus, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this prospectus, and subsequent information that we file with the SEC will automatically update and supersede that information. Any statement contained in this prospectus or a previously filed document incorporated by reference will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or a subsequently filed document incorporated by reference modifies or replaces that statement. SEC rules and regulations also allow us to “furnish” rather than “file” certain reports and information with the SEC. Any such reports or information which we have indicated as being “furnished” shall not be deemed to be incorporated by reference in or otherwise become a part of this prospectus, regardless of when furnished to the SEC.
This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:
•
our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the SEC on August 16, 2024;

•
our Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2024, December 31, 2024 and March 31, 2025, filed with the SEC on November 1, 2024, February 5, 2025 and May 1, 2025, respectively;

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the Part III information contained in our definitive proxy statement on Schedule 14A for our 2024 annual meeting of shareholders, filed with the SEC on September 24, 2024, that was incorporated into Amcor’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the SEC on August 16, 2024;

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our Current Reports on Form 8-K or 8-K/A (excluding any information and exhibits furnished under Item 2.02 or 7.01 thereof) filed with the SEC on September 4, 2024, September 5, 2024, November 8, 2024, November 19, 2024, November 19, 2024, January 6, 2025, February 14, 2025, February 26, 2025, March 6, 2025, March 10, 2025, March 11, 2025, March 13, 2025, March 17, 2025, April 25, 2025, April 29, 2025, April 30, 2025, and July 14, 2025; and

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the description of our registered securities contained in Exhibits 4.26, 4.27, 4.28 and 4.29 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the SEC on August 16, 2024, and in any report filed for the purpose of amending such description.

All reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act in this prospectus, prior to the termination of this offering, including all such documents we may file with the SEC after the date of the initial registration statement and prior to the effectiveness of the registration statement, but excluding any information furnished to, rather than filed with, the SEC, will also be incorporated by reference into this prospectus and deemed to be part of this prospectus from the date of the filing of such reports and documents.
Amcor plc will provide, without charge, to each person to whom this prospectus is delivered, upon his or her written or oral request, a copy of any or all of the documents (or, as may be applicable, portions of the documents) referred to above that have been incorporated by reference into this prospectus, excluding exhibits to those documents unless they are specifically incorporated by reference into those documents. Requests for those documents should be directed to:
Amcor plc
83 Tower Road North
Warmley, Bristol BS30 8XP
United Kingdom
+44 117 9753200

DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS
This prospectus, any prospectus supplements, the documents incorporated or deemed to be incorporated by reference in this prospectus or any prospectus supplement and other written or oral statements made from time to time by us contain certain estimates, predictions, and other “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are generally identified with words like “ambitions,” “anticipate,” “approximately,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” or “would,” the negative of these words, other terms of similar meaning, or the use of future dates. Such statements are based on the current estimates, assumptions and projections of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Amcor nor any of its respective directors, executive officers, or advisors, provide any representation, assurance, or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Amcor. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on Amcor’s business, including the ability to successfully realize the expected benefits of the Merger (as defined herein). Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to:
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risks arising from the integration of the Amcor and Berry Global Group businesses as a result of the Merger;

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risk that the anticipated benefits of the Merger may not be realized when expected or at all;

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risk of unexpected costs or expenses resulting from the Merger;

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risk of litigation related to the Merger;

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risk that the Merger may have an adverse effect on our ability to retain key personnel and customers;

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general economic, market and social developments and conditions;

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evolving legal, regulatory and tax regimes under which we operate;

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changes in consumer demand patterns and customer requirements in numerous industries;

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the loss of key customers, a reduction in their production requirements, or consolidation among key customers;

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significant competition in the industries and regions in which we operate;

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an inability to expand our current business effectively through either organic growth, including product innovation, investments, or acquisitions;

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challenging global economic conditions;

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impacts of operating internationally;

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price fluctuations or shortages in the availability of raw materials, energy and other inputs, and the introduction of new tariffs, which could adversely affect our business;

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production, supply, and other commercial risks, including counterparty credit risks, which may be exacerbated in times of economic volatility;

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pandemics, epidemics, or other disease outbreaks;

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an inability to attract and retain our global executive team and our skilled workforce and manage key transitions;

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labor disputes and an inability to renew collective bargaining agreements at acceptable terms;

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physical impacts of climate change;

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cybersecurity risks, which could disrupt our operations or risk of loss of our sensitive business information;

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failures or disruptions in our information technology systems which could disrupt our operations, compromise customer, employee, supplier, and other data;

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a significant increase in our indebtedness or a downgrade in our credit rating could reduce our operating flexibility and increase our borrowing costs and negatively affect our financial condition and results of operations;

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rising interest rates that increase our borrowing costs on our variable rate indebtedness and could have other negative impacts;

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foreign exchange rate risk;

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a significant write-down of goodwill and/or other intangible assets;

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a failure to maintain an effective system of internal control over financial reporting;

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an inability of our insurance policies, including our use of a captive insurance company, to provide adequate protection against all of the risks we face;

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an inability to defend our intellectual property rights or intellectual property infringement claims against us;

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litigation, including product liability claims or litigation related to Environmental, Social, and Governance (“ESG”) matters, or regulatory developments;

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increasing scrutiny and changing expectations from investors, customers, suppliers, and governments with respect to our ESG practices and commitments resulting in additional costs or exposure to additional risks;

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changing ESG government regulations including climate-related rules;

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changing environmental, health, and safety laws;

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changes in tax laws or changes in our geographic mix of earnings; and

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other risks and factors discussed in our most recent Annual Report on Form 10-K, our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

You are cautioned that the foregoing list of factors is not exclusive or exhaustive. The forward-looking statements included or incorporated by reference in this prospectus and any prospectus supplement speak only as of the date made and, other than as required by law, we do not undertake any obligation to update any forward-looking statements after the date they are made, or any other information in this prospectus, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in any forward-looking statements which become apparent after the date they are made, except as expressly required by law. All forward-looking statements, express or implied, in this prospectus and any prospectus supplement, including the documents incorporated by reference herein and therein, are qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.

RISK FACTORS
Investment in any securities offered pursuant to this prospectus and the applicable prospectus supplement involves risks. You should carefully consider the risk factors incorporated by reference to our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K we file after the date of this prospectus, and all other information contained or incorporated by reference into this prospectus, as updated by our subsequent filings under the Exchange Act, and the risk factors and other information contained in the applicable prospectus supplement and any applicable free writing prospectus before acquiring any of such securities. The occurrence of any of these risks might cause you to lose all or part of your investment in the offered securities.

THE COMPANY
Our Company
Amcor is a global leader in developing and producing responsible packaging solutions across a variety of materials for food, beverage, pharmaceutical, medical, home and personal-care, and other products. We work with leading companies around the world to protect products, differentiate brands, and improve supply chains. We offer a range of innovative, differentiating flexible and rigid packaging, specialty cartons, closures, and services. We are focused on making packaging that is increasingly recyclable, reusable, lighter weight, and made using an increasing amount of recycled content. In fiscal year 2024, 41,000 Amcor people generated $13.6 billion in annual sales from operations that span 212 locations in 40 countries.
Recent Developments
Merger with Berry Global Group
On April 30, 2025, Amcor plc completed its previously announced merger with Berry Global Group pursuant to the Agreement and Plan of Merger, dated as of November 19, 2024 (the “Merger Agreement”), by and among Amcor plc, Aurora Spirit, Inc., a wholly-owned subsidiary of Amcor plc (“Merger Sub”), and Berry Global Group. Pursuant to the Merger Agreement, Merger Sub merged with and into Berry Global Group, with Berry Global Group surviving as a wholly-owned subsidiary of Amcor plc (the “Merger”).
At the effective time of the Merger (the “Effective Time”), among other things, each issued and outstanding share of common stock, $0.01 par value per share, of Berry Global Group (“Berry Global Group Common Stock”) (excluding shares of Berry Global Group Common Stock held by Berry Global Group as treasury stock immediately prior to the Effective Time) was converted into the right to receive, 7.25 fully paid and non-assessable ordinary shares, par value $0.01 per share, of Amcor plc (“Amcor plc Ordinary Shares”) and, if applicable, cash in lieu of fractional Amcor plc Ordinary Shares that holders of Berry Global Group Common Stock would otherwise be entitled to receive in the Merger, without interest.
Corporate Information
Amcor plc (ARBN 630 385 278) was incorporated on July 31, 2018 under the name “Arctic Jersey Limited” as a limited company under the laws of the Bailiwick of Jersey. On October 10, 2018, Arctic Jersey Limited was renamed “Amcor plc” and became a public limited company incorporated under the Laws of the Bailiwick of Jersey. Our history dates back more than 150 years, with origins in both Australia and the USA. AFUI was incorporated under the laws of the State of Delaware in 1995. Amcor UK is a public limited company incorporated under the laws of England and Wales that was formed in the United Kingdom in 2001. AGF is a public limited company incorporated under the laws of England and Wales that was formed in the United Kingdom in 2024. Amcor International UK is a public limited company incorporated under the laws of England and Wales that was formed in the United Kingdom in 2025. Amcor Flexibles North America (formerly known as Bemis Company, Inc. (“Bemis”)) was incorporated in 1885 under the laws of Missouri. In 2019, Amcor plc completed the acquisition of Bemis, with Amcor plc becoming the ultimate holding company of the group and Bemis a wholly owned subsidiary. In November 2020, Bemis changed its name from Bemis Company, Inc. to Amcor Flexibles North America, Inc. Berry Global Group was incorporated in Delaware in 2005. Berry Global was incorporated in Delaware in 1990. In 2025, Amcor plc completed the Merger. See “About this Prospectus” and “Where You Can Find More Information.”
The address for the principal executive office of Amcor plc, Amcor UK, AGF and Amcor International UK is 83 Tower Road North, Warmley, Bristol BS30 8XP, United Kingdom, and the telephone number of that principal executive office is +44 117 9753200. The address for AFUI’s principal executive office is 2801 SW 149th Avenue, Suite 350, Miramar, Florida 33027, United States of America, and the telephone number of AFUI’s principal executive office is +1 954 499 4800. The address for Amcor Flexibles North America’s principal executive office is 2301 Industrial Drive, Neenah, Wisconsin 54956, United States of America, and the telephone number of Amcor Flexibles North America’s principal executive office is +1 920 527 7300. The address for the principal executive offices of each of Berry Global Group and Berry Global is 101 Oakley Street, Evansville, Indiana 47710, United States of America, and the telephone number of such principal executive offices is +1 812 424 2904.
Our website address is www.amcor.com. Information contained on our website is not incorporated by reference in this prospectus and you should not consider information contained on our website as part of this prospectus or any applicable prospectus supplement.

SUMMARIZED FINANCIAL INFORMATION
Amcor plc, and certain of the other co-registrants, guarantee the following series of senior notes issued by the wholly owned subsidiaries, Amcor Flexibles North America, Amcor UK, AFUI, AGF and Berry Global.
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$300 million of 3.100% Guaranteed Senior Notes due 2026 issued by Amcor Flexibles North America;

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$600 million of 3.625% Guaranteed Senior Notes due 2026 issued by Amcor Flexibles North America;

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$500 million of 4.500% Guaranteed Senior Notes due 2028 issued by Amcor Flexibles North America;

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$725 million of 4.800% Guaranteed Senior Notes due 2028 issued by Amcor Flexibles North America;

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$500 million of 2.630% Guaranteed Senior Notes due 2030 issued by Amcor Flexibles North America;

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$725 million of 5.100% Guaranteed Senior Notes due 2030 issued by Amcor Flexibles North America;

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$800 million of 2.690% Guaranteed Senior Notes due 2031 issued by Amcor Flexibles North America;

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$750 million of 5.500% Guaranteed Senior Notes due 2035 issued by Amcor Flexibles North America;

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€500 million of 1.125% Guaranteed Senior Notes due 2027 issued by Amcor UK;

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€500 million of 3.950% Guaranteed Senior Notes due 2032 issued by Amcor UK;

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$500 million of 5.625% Guaranteed Senior Notes due 2033 issued by AFUI;

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$500 million of 5.450% Guaranteed Senior Notes due 2029 issued by AGF;

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$1,525 million of 1.570% First Priority Senior Secured Notes due 2026 issued by Berry Global;

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$400 million of 1.65% First Priority Senior Secured Notes due 2027 issued by Berry Global;

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$500 million of 5.50% First Priority Senior Secured Notes due 2028 issued by Berry Global;

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$800 million of 5.80% First Priority Senior Secured Notes due 2031 issued by Berry Global; and

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$800 million of 5.650% First Priority Senior Secured Notes due 2034 issued by Berry Global.

The eight series of senior notes issued by Amcor Flexibles North America are guaranteed by its parent entity, Amcor plc, and the subsidiary guarantors AFUI, Amcor UK, AGF, Berry Global Group and Berry Global. The two series of senior notes issued by Amcor UK are guaranteed by its parent entity, Amcor plc, and the subsidiary guarantors Amcor Flexibles North America, AFUI, AGF, Berry Global Group and Berry Global. The series of senior notes issued by AFUI is guaranteed by its ultimate parent entity, Amcor plc, and the subsidiary guarantors Amcor Flexibles North America, Amcor UK, AGF, Berry Global Group and Berry Global. The series of senior notes issued by AGF is guaranteed by its ultimate parent entity, Amcor plc, and the subsidiary guarantors Amcor Flexibles North America, AFUI, Amcor UK, Berry Global Group and Berry Global. The $1,525 million of 1.570% First Priority Senior Secured Notes due 2026 issued by Berry Global are guaranteed by its ultimate parent entity, Amcor plc, and the subsidiary guarantor Berry Global Group. The remaining four series of first priority senior secured notes issued by Berry Global are guaranteed by its ultimate parent entity, Amcor plc, and the subsidiary guarantors Amcor Flexibles North America, AFUI, Amcor UK and AGF.
All guarantors fully, unconditionally, and irrevocably guarantee, on a joint and several basis, to each holder of the notes of each series, the due and punctual payment of the principal of, and any premium and interest on, such notes and all other amounts payable, when and as the same shall become due and payable, whether at stated maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of the notes and related indenture. The obligations of the applicable guarantors under their guarantees will be or are, as applicable, limited as necessary to recognize certain defenses generally available to guarantors (including those that relate to fraudulent conveyance or transfer, voidable preference, financial assistance, corporate purpose, or similar laws) under applicable law. The guarantees will be or are, as applicable, unsecured and unsubordinated obligations of the guarantors and rank equally with all existing and future unsecured and unsubordinated debt of each guarantor. None of Amcor plc’s other subsidiaries guarantee such notes. The issuers and guarantors conduct large parts of their operations through other subsidiaries of Amcor plc.

Amcor Flexibles North America is incorporated in Missouri in the United States, Amcor UK and AGF are incorporated in England and Wales, United Kingdom, AFUI and Berry Global are incorporated in Delaware in the United States, and the guarantors are incorporated under the laws of Jersey, the United States, and England and Wales and, therefore, insolvency proceedings with respect to the issuers and guarantors could proceed under, and be governed by, among others, Jersey, United States, or English insolvency law, as the case may be, if either issuer or any guarantor defaults on its obligations under the applicable notes or guarantees, respectively.
Below is the summarized financial information of (i) the combined Amcor Obligor Group (as defined below) made up of Amcor plc (as parent guarantor), Amcor Flexibles North America, Amcor UK, AFUI, AGF (as subsidiary issuers of certain of the notes and guarantors of each other’s notes), and, including and assuming for these purposes, Amcor International UK, and (ii) the combined Berry Global Obligor Group (as defined below) made up of Berry Global (as issuer of certain of the notes) and Berry Global Group (as guarantor of certain of the notes).
Basis of Preparation
The following summarized financial information is presented for (i) the parent, issuer (other than Berry Global), and guarantor subsidiaries (other than Berry Global Group and Berry Global), including and assuming for these purposes Amcor International UK, which was formed on March 21, 2025 (“Amcor Obligor Group”), and (ii) Berry Global Group and Berry Global, which were acquired on April 30, 2025 in the Merger (“Berry Global Obligor Group”), in each case, on a combined basis after elimination of respective intercompany transactions between entities in the respective combined groups and amounts related to investments in any subsidiary that is a non-guarantor of such respective combined group. Excluding investments in subsidiaries that are not issuers or guarantors, neither Amcor International UK nor Berry Global Group has any material assets, liabilities or results of operations.
This information is not intended to present the financial position or results of operations of the combined group of companies in accordance with accounting principles generally accepted in the United States.
Statement of Income for Amcor Obligor Group
($ in millions)	Nine Months Ended March 31, 2025	Year Ended June 30, 2024
Net sales – external	$723	$992
Net sales – to subsidiaries outside the Amcor Obligor Group	4	7
Total net sales	727	999
Gross profit	167	214
Net income	$816	$732
Net income attributable to non-controlling interests	—	—
Net income attributable to Amcor Obligor Group	$816	$732
Statement of Income for Berry Global Obligor Group
($ in millions)	Nine Months Ended March 31, 2025(1)	Year Ended June 30, 2024(1)
Net sales – external	$632	$821
Net sales – to subsidiaries outside the Berry Global Obligor Group	—	—
Total net sales	632	821
Gross profit	140	225
Net income	$(598)	$(21)
Net income attributable to non-controlling interests	—	—
Net income attributable to Berry Global Obligor Group	$(598)	$(21)

(1)
The financial information related to the Berry Global Obligor Group is disclosed for the nine months and year ended March 31, 2025 and June 30, 2024, respectively.

Amcor plc’s 2024 fiscal year ended on June 30, 2024, while Berry Global Group’s 2024 fiscal year ended on September 28, 2024. As such, Amcor plc’s 2025 fiscal year began on July 1, 2024, while Berry Global Group’s last reportable fiscal period began on September 29, 2024 and ended on March 29, 2025 and most recent fiscal quarter prior to the completion of the Merger ended on March 29, 2025. Amcor plc’s most recent fiscal quarter prior to the completion of the Merger ended on March 31, 2025, while Berry Global Group’s most recent fiscal quarter prior to the completion of the Merger ended on March 29, 2025. Amcor plc's management has determined the three-day gap between the Amcor Obligor Group financial information for July 1, 2024 through March 31, 2025 and the Berry Global Obligor Group financial information for June 30, 2024 through March 29, 2025 to be immaterial.
Berry Global Group’s 2024 fiscal year began on October 1, 2024 and its 2023 fiscal year ended on September 30, 2023. Amcor plc management compiled financial information for the Berry Global Obligor Group for the year ended June 29, 2024 by combining the financial information of the Berry Global Obligor Group for the year ended September 30, 2023 and the financial information of the Berry Global Obligor Group for the nine months ended June 29, 2024, less the financial information of the Berry Global Obligor Group for the nine months ended July 1, 2023. Amcor plc's management has determined the one-day gap between the Amcor Obligor Group financial information for July 1, 2023 through June 30, 2024 and the date of the Berry Global Obligor Group financial information to be immaterial.
Balance Sheets for Amcor Obligor Group
($ in millions)	March 31, 2025	June 30, 2024
Assets
Current assets – external	$1,825	$1,153
Current assets – due from subsidiaries outside the Amcor Obligor Group	137	165
Total current assets	$1,962	$1,318
Non-current assets – external	1,404	1,419
Non-current assets – due from subsidiaries outside the Amcor Obligor Group	10,445	9,542
Total non-current assets	11,849	10,961
Total assets	$13,811	$12,279
Liabilities
Current liabilities – external	$1,456	$2,283
Current liabilities – due to subsidiaries outside the Amcor Obligor Group	15	33
Total current liabilities	1,471	2,316
Non-current liabilities – external	8,799	6,803
Non-current liabilities – due to subsidiaries outside the Amcor Obligor Group	5,999	5,785
Total non-current liabilities	14,798	12,588
Total liabilities	$16,269	$14,904

Balance Sheets for Berry Global Obligor Group
($ in millions)	March 31, 2025(1)	June 30, 2024(1)
Assets
Current assets – external	$359	$361
Current assets – due from subsidiaries outside the Berry Global Obligor Group	1	—
Total current assets	$360	$361
Non-current assets – external	1,697	1,774
Non-current assets – due from subsidiaries outside the Berry Global Obligor Group	1,060	4,492
Total non-current assets	2,757	6,266
Total assets	$3,117	$6,627
Liabilities
Current liabilities – external	$619	$578
Current liabilities – due to subsidiaries outside the Berry Global Obligor Group	986	976
Total current liabilities	1,605	1,554
Non-current liabilities – external	7,888	9,771
Non-current liabilities – due to subsidiaries outside the Berry Global Obligor Group	488	661
Total non-current liabilities	8,376	10,432
Total liabilities	$9,981	$11,986

(1)
The financial information related to the Berry Global Obligor Group is disclosed as of March 31, 2025 and June 30, 2024, respectively.

Amcor plc’s 2024 fiscal year ended on June 30, 2024, while Berry Global Group’s 2024 fiscal year ended on September 28, 2024. As such, Amcor plc’s 2025 fiscal year began on July 1, 2024, while Berry Global Group’s last reportable fiscal period began on September 29, 2024 and ended on March 29, 2025 and most recent fiscal quarter prior to the completion of the Merger ended on March 29, 2025. Amcor plc’s most recent fiscal quarter prior to the completion of the Merger ended on March 31, 2025, while Berry Global Group’s most recent fiscal quarter prior to the completion of the Merger ended on March 29, 2025. Amcor plc’s management has determined the two-day gap between the Amcor Obligor Group financial information as of March 31, 2025 and the Berry Global Obligor Group financial information as of March 29, 2025 to be immaterial.
Amcor plc management used the financial information of the Berry Global Obligor Group as of June 29, 2024. Amcor plc’s management has determined the one-day gap between the Amcor Obligor Group financial information as of June 30, 2024 and the Berry Global Obligor Group financial information as of June 29, 2024 to be immaterial.

USE OF PROCEEDS
Unless we state otherwise in any applicable prospectus supplement, we expect to use the net proceeds from the sale of the securities described in this prospectus and any applicable prospectus supplement for general corporate purposes, including securities repurchase programs, capital expenditures, working capital, repayment or reduction of long term and short term debt, such as commercial paper, and the financing of acquisitions. We may invest proceeds that we do not immediately require for the foregoing uses in short term marketable securities.

DESCRIPTION OF SHARE CAPITAL
In this description, references to “Amcor,” the “Company,” “we,” “us” or “our” refer only to Amcor plc and not to any of our subsidiaries or affiliates, including AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global.
The following is a summary of the material terms of our ordinary shares as set forth in our Articles of Association and the material provisions of the laws of Jersey, Channel Islands. This summary does not purport to be complete and is qualified in its entirety by reference to our Articles of Association, which are incorporated by reference as an exhibit to the registration statement of which this prospectus is a part. CHESS Depositary Interests (“CDI’s”) representing our ordinary shares are traded on the Australian Securities Exchange (“ASX”).
Share Capital
The authorized share capital of Amcor is $100,000,000, divided into 9,000,000,000 ordinary shares of $0.01 par value each and 1,000,000,000 preferred shares of $0.01 par value each, which may be issued in such class or classes or series as our board of directors (“board”) may determine in accordance with our Articles of Association. As of June 30, 2025, we had 2,305,359,941 ordinary shares issued and outstanding.
All ordinary shares have equal voting rights and no right to a fixed income and carry the right to receive dividends that have been declared by Amcor. The holders of ordinary shares have the right to receive notice of, and to attend and vote at, all general meetings of Amcor. The rights and obligations attaching to any preferred shares will be determined at the time of issue by our board in its absolute discretion and must be set forth in a statement of rights. Any preferred shares that are issued may have priority over the ordinary shares with respect to dividend or liquidation rights or both. We do not have any preferred shares issued and outstanding.
Our board may issue ordinary shares or preferred shares without further shareholder action, unless shareholder action is required by applicable law or by the rules of the NYSE, ASX or other stock exchange or quotation system on which any class or series of our ordinary shares may be listed or quoted.
Subject to our Articles of Association and the rights or restrictions attached to any shares or class of shares, if Amcor is wound up and the property of Amcor available for distribution among the shareholders is more than sufficient to pay (i) all the debts and liabilities of Amcor and (ii) the costs, charges and expenses of the winding up, the excess must be divided among the shareholders in proportion to the number of shares held by them, irrespective of the amounts paid or credited as paid on the shares. If Amcor is wound up, the directors or liquidator (as applicable) may, with the sanction of a special resolution of the shareholders of Amcor and any other sanction required by the Jersey Companies Law, divide among the shareholders the whole or any part of the assets of Amcor and determine how the division will be carried out as between the shareholders or different classes of shareholders.
CDIs are units of beneficial ownership in shares constituted under Australian law which may be held and transferred through the CHESS system. For further information regarding the CDIs, see “— CHESS Depositary Interests” below. All references to shares in this summary will be deemed, where the context permits, also to be references to the CDIs.
Amcor’s registered office address and the address where Amcor’s register of members is maintained is 3rd Floor 44 Esplanade, St. Helier, Jersey JE4 9WG.
Organizational Documents; Governing Law
The rights of Amcor shareholders are governed by, among other things, our Articles of Association and the laws of Jersey, Channel Islands, including the Jersey Companies Law.
Voting Rights
Each ordinary share entitles the holder to one vote per share at any general meeting of shareholders. An ordinary resolution requires approval by the holders of a majority of the voting rights represented at a meeting, in person or by proxy, and voting thereon. A special resolution requires approval by the holders of two-thirds of the voting rights represented at a meeting, in person or by proxy, and voting thereon (or such greater majority as the Articles of Association may prescribe).
Voting rights with respect to any class of preferred shares (if any) will be determined by our board and set out in the relevant statement of rights for such class.
Neither Jersey law nor the Articles of Association restrict non-resident shareholders from holding or exercising voting rights in relation of our ordinary shares. There are no provisions in the Jersey Companies Law relating to cumulative voting.
No Preemptive Rights
Amcor shareholders do not have preemptive rights to acquire newly issued ordinary shares.
Variation of Rights
The rights attached to any class of ordinary shares, such as voting, dividends and the like, may, unless their terms of issue state otherwise, be varied by a special resolution passed at a separate meeting of the holders of shares of such class.
Certificated and Uncertificated Shares
Ordinary shares may be held in either certificated or uncertificated form. Every holder of certificated shares is entitled, without payment, to have a certificate for the shares that it owns executed under Amcor’s seal or in such other manner as provided by the Jersey Companies Law.
Transfer of Shares
Generally, fully paid ordinary shares are issued in registered form and may be freely transferred pursuant to the Articles of Association unless the transfer is restricted by applicable securities laws or prohibited by another instrument.
Dividends
Our board may declare and pay any dividends from time to time as it may determine. Our board may rescind a decision to pay a dividend if it decides, before the payment date, that Amcor’s financial position no longer justifies the payment. The payment of a dividend does not require shareholder confirmation or approval at a general meeting of the shareholders.
Holders of our ordinary shares are entitled to receive equally, on a per share basis, any dividends that may be declared in respect of ordinary shares by our board.
Our board may direct that a dividend will be satisfied from any available source permitted by law, including wholly or partly by the distribution of assets, including paid up shares or securities of another company. If Amcor declares cash dividends, such dividends will be declared in U.S. dollars.
Under the Jersey Companies Law, dividends may be paid from any source permitted by law (other than from nominal capital account and capital redemption reserve), subject to a requirement for the directors who are to authorize the payment of any dividend to make a statutory solvency statement.
Our Articles of Association permit our board to require that all dividend payments will be paid only through electronic transfer into an account selected by the shareholder rather than by a bank check.
No dividend or other monies payable on or in respect of a share will bear interest as against Amcor (unless the terms of the share specify otherwise).
If any dividend is unclaimed for 11 calendar months after issuance, our board may stop payment on the dividend or otherwise make use of the unclaimed amount for the benefit of Amcor until claimed or otherwise disposed of according to the laws relating to unclaimed monies.

Alteration of Share Capital
Under the Jersey Companies Law, Amcor may, by special resolution of its shareholders: increase its share capital; consolidate and sub-divide; convert shares into or from stock; re-denominate any of its shares into another currency or reduce its share capital, capital redemption reserve or share premium account in any way.
Redeemable Shares
Our ordinary shares will not initially be redeemable. Pursuant to the Jersey Companies Law and our Articles of Association, our board may issue redeemable shares or convert existing non-redeemable shares, whether issued or not, into redeemable shares, which shares will be, in each case, redeemable in accordance with their terms or at the option of Amcor and/or at the option of the holder (provided that an issued non-redeemable share may only be converted into a redeemable share with the agreement of the holder or pursuant to a special resolution). The directors who are to authorize a redemption of shares are required to make a statutory solvency statement.
Purchase of Own Shares
Subject to the provisions of the Jersey Companies Law (including, for the avoidance of doubt, the requirement for a statutory solvency statement) and our Articles of Association, Amcor may purchase its own shares or CDIs and either cancel them or hold them as treasury shares.
Under Jersey law, Amcor’s purchase of its own shares must be sanctioned by a special resolution of Amcor’s shareholders (excluding the shareholder from whom Amcor proposes to purchase shares or CDIs). If the purchase is to be made on a stock exchange, the special resolution must specify the maximum number of shares or CDIs to be purchased, the maximum and minimum prices which may be paid, and the date on which the authority to purchase is to expire (which may not be more than five years after the date of the resolution). If the purchase is to be made otherwise than on a stock exchange, the purchase must be made pursuant to a written purchase contract approved in advance by a resolution of shareholders (excluding the shareholder from whom Amcor proposes to purchase shares or CDIs).
Shareholder Meetings
Annual Meetings of Shareholders
Under Jersey law, Amcor must hold an annual general meeting once every calendar year and not more than 18 months may elapse between two successive annual general meetings, at such date, time and place as may be determined by our board.
A general shareholder meeting may only be called by a resolution of the board or as otherwise provided in the Jersey Companies Law.
Special Meetings of Shareholders
The board may, and upon request of shareholders as required by Jersey law (and as described below) must, convene an extraordinary general meeting of the shareholders.
Under the Jersey Companies Law, shareholders of Amcor holding 10% or more of the company’s voting rights and entitled to vote at the relevant meeting may legally require the directors to call a meeting of shareholders. Upon receiving a requisition notice from shareholders, the board must call a special meeting as soon as practicable but in any case not later than two months after the date of the requisition. If the directors do not within 21 days from the date of the deposit of the requisition proceed to call a meeting to be held within two months of that date, the requisitionists, or any of them representing more than half of the total voting rights of all of them, may themselves call a meeting, but a meeting so called may not be held after three months from that date.
Notice of Meetings; Record Date
Under the Articles of Association and applicable stock exchange listing rules, the notice for a general meeting must be sent to all shareholders. The content of a notice of a general meeting called by the board is to be decided by the board, but it must designate the meeting as an annual or extraordinary general meeting and must state the general nature of the business to be transacted at the meeting and any other matters required by the Jersey Companies Law.
For the purpose of determining whether a person is entitled as a shareholder to attend or vote at a meeting and how many votes such person may cast, Amcor may specify in the notice a date not more than 60 days nor less than 10 days before the date fixed for the meeting, as the date for the determination of the shareholders entitled to receive notice of, attend or vote at the meeting or appoint a proxy.
Quorum
Under the Articles of Association, no business may be transacted at any general meeting unless a quorum (the holders of shares representing at least the majority of total voting rights of all shareholders entitled to vote at such meeting) is present in person or by proxy at the time when the meeting proceeds to business.
Action by Written Consent
The Articles of Association prohibit actions to be taken by unanimous written consent. Under the Articles of Association, any action required or permitted to be taken by shareholders or any class of them must be effected at a general meeting of Amcor or of the class in question and may not be effected by any consent or resolution in writing of the shareholders.
Shareholder Proposals
Under Articles of Association, a shareholder of record who has the right to vote at an annual general meeting may, on giving notice to Amcor no more than 120 days and no less than 90 days before the date which is one year after the date of the previous annual general meeting, require Amcor to include a resolution to be proposed at the annual general meeting. Any proposed business must be a proper matter for shareholder action.
In addition, a shareholder of record who has the right to vote at general meetings may propose persons for nomination as directors subject to complying with the applicable requirements to be set forth in the Articles of Association, including delivery to Amcor of specified information on director nominees. Shareholder nominations must be made on notice of (i) in the case of annual general meetings, no more than 120 calendar days and no less than 90 days (in each case from the anniversary date of the preceding annual general meeting), or (ii) in the case of extraordinary general meetings called for the purpose of electing directors, not later than the 10th day following the day on which notice of the date of such meeting was mailed.
Conditions of Admission
Under the Articles of Association, the board and the chairperson of any general meeting may make any arrangement and impose any requirement or restriction it or he or she considers appropriate to ensure the safety of persons attending and the orderly conduct of a general meeting including, without limitation, requirements for identification to be produced by those attending the meeting, searches and the restriction of items that may be taken into the meeting place. The board and, at any general meeting, the chairperson are entitled to refuse entry to a person who refuses to comply with these arrangements, requirements or restrictions.
Board of Directors
Election of Directors
Amcor directors are appointed by Amcor’s board of directors and shall hold office until the end of the next annual general meeting following such appointment. Under the Articles of Association, all directors are subject to annual re-election by shareholders. Directors will hold office until the conclusion of the next annual general meeting following his or her appointment, unless such director is re-elected at the general meeting.

Where the number of persons validly proposed for election or re-election as a director is greater than the number of directors to be elected, the persons receiving the most votes (up to the number of directors to be elected) will be elected as directors and an absolute majority of votes cast will not be a pre-requisite to the election of such directors.
Removal of Directors
Under the Articles of Association, a director may only be removed from office by ordinary resolution of Amcor shareholders as a result of:
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the director’s conviction (with a plea of nolo contendere deemed to be a conviction) of a serious felony involving moral turpitude or a violation of U.S. federal or state securities law, but excluding a conviction based entirely on vicarious liability; or

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the director’s commission of any material act of dishonesty (such as embezzlement) resulting or intended to result in material personal gain or enrichment of the director at the expense of the Company or any subsidiary and which act, if made the subject to criminal charges, would be reasonably likely to be charged as a felony.

For these purposes nolo contendere, felony and moral turpitude have the meaning given to them by the laws of the United States of America or any relevant state thereof and shall include equivalent acts in any other jurisdiction.
Vacancies
The Articles of Association provide that any vacancy occurring on the Amcor board (whether caused by increase in size of the Amcor board, or by death, disability, resignation, removal or otherwise) shall only be filled by a majority vote of the Amcor board then in office, even though fewer than a quorum.
Any directors appointed by the Amcor board to fill a vacancy will hold office until the next annual general meeting following his or her appointment.
Business Combinations with Interested Shareholders
Under the Articles of Association, Amcor is prohibited from engaging in any business combination with any “interested shareholder” for a period of three years following the time that such shareholder became an interested shareholder (subject to certain specified exceptions), unless (in addition to other exceptions) prior to such business combination the board approved either the business combination or the transaction which resulted in the shareholder becoming an “interested shareholder.”
An “interested shareholder” is (subject to certain specified exceptions) any person (together with its affiliates and associates) that (i) owns more than 15% of Amcor’s voting stock or (ii) is an affiliate or associate of Amcor and owned more than 15% of Amcor’s voting stock within three years of the date on which it is sought to be determined whether such person is an “interested shareholder.”
Disclosure of Shareholding Ownership
Holders of beneficial interests in Amcor ordinary shares must comply with the beneficial ownership disclosure obligations contained in section 13(d) of the Exchange Act and the rules promulgated thereunder.
Under the Articles of Association, Amcor may, by written notice, require any person whom Amcor knows or has reasonable cause to believe to hold an interest in Amcor ordinary shares or to have held an interest at any time during the three years prior, to confirm whether that is the case and give further information as to their interest as requested.
Where a person fails to comply with such notice within the reasonable time period specified in the notice or has made a statement which is false or inadequate, then, unless the Amcor board determines otherwise, the following restrictions will apply to the applicable shares and to any new shares issued in right of those shares for so long as such person remains in default under the notice:
•
no voting rights will be exercisable in respect of those shares;

•
any dividend or other distribution payable in respect of those shares will be withheld by Amcor without interest; and

•
no transfer of those shares will be registered except for an “excepted transfer”.

An “excepted transfer” means a transfer:
•
pursuant to acceptance of a takeover offer under the Jersey Companies Law;

•
made through the NYSE, ASX or any other stock exchange on which Amcor ordinary shares are normally traded; or

•
of the whole of a person’s beneficial interest in the shares to an unaffiliated third party.

CHESS Depositary Interests
CDIs are quoted and traded on the financial market operated by ASX. Ordinary shares are not traded on the financial market operated by the ASX. This is because ASX’s electronic settlement system, known as CHESS, cannot be used directly for the transfer of securities of issuers, such as Amcor, incorporated in countries whose laws do not recognize CHESS as a system to record uncertificated holdings or to electronically transfer legal title. CDIs have been created to facilitate electronic settlement and transfer in Australia for companies in this situation.
CDIs are a type of depositary receipt which provide the holder with ultimate beneficial ownership of the underlying ordinary shares of Amcor. The legal title to these ordinary shares is held by Cede & Co., with CHESS Depositary Nominees Pty Ltd (ABN 75 071 346 506), a wholly-owned subsidiary of ASX, which we refer to as the “Depositary Nominee,” holding the beneficial title to those ordinary shares on behalf of CDI holders.
Each CDI represents a beneficial interest in one ordinary share and, unlike ordinary shares, each CDI can be held, transferred and settled electronically through CHESS.
CDIs are traded electronically on the financial market operated by the ASX. However, there are a number of differences between holding CDIs and ordinary shares. The major differences are that:
•
CDI holders do not have legal title in the underlying ordinary shares to which the CDIs relate (the chain of title in the ordinary shares underlying the CDIs is summarized above);

•
CDI holders are not able to vote personally as shareholders at a meeting of Amcor. Instead, ASX operation rules provide for a process for CDI holders to provide instruction to the Depositary Nominee in relation to the exercise of voting rights; and

•
CDI holders will not be directly entitled to certain other rights conferred on holders of ordinary shares, including the right to apply to a Jersey court for an order on the grounds that the affairs of Amcor are being conducted in a manner which is unfairly prejudicial to the interests of Amcor shareholders; and the right to apply to the Jersey Financial Services Commission to have an inspector appointed to investigate the affairs of Amcor.

Alternatively, CDI holders can convert their CDIs into Amcor ordinary shares in sufficient time before the relevant meeting, in which case they will be able to vote personally as shareholders of Amcor.
Application of Standard Table
The “standard table” of provisions under the Jersey Companies Law does not apply.
Material Differences Between Rights of Holders of Amcor’s Ordinary Shares and Rights of Holders of the Common Stock of Delaware Corporations
Jersey, Channel Islands, companies are governed by the Jersey Companies Law. The Jersey Companies Law differs from laws applicable to Delaware corporations and their shareholders. Set forth below is a summary of some significant differences between the provisions of the Jersey Companies Law applicable to Amcor and, for comparison purposes, the laws applicable to companies incorporated in the State of Delaware and their shareholders.

Corporate law issue	Delaware law	Jersey law
Special Meetings of Shareholders
Shareholders generally do not have the right to call meetings of shareholders unless that right is granted in the certificate of incorporation or by-laws.
However, if a corporation fails to hold its annual meeting within a period of 30 days after the date designated for the annual meeting, or if no date has been designated for a period of 13 months after its last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a shareholder.
Under Delaware corporate law, a corporation is required to set a minimum quorum of one-third of the issued and outstanding shares for a shareholders meeting.

The Jersey Companies Law does not provide for a shareholder right to put a proposal before the shareholders at the annual general meeting. However, under the Jersey Companies Law, shareholders holding 10% or more of the company’s voting rights and entitled to vote at the relevant meeting may require the directors to call a meeting of shareholders. This must be held as soon as practicable but in any case not later than two months after the date of the deposit of the requisition. The requisition shall state the objects of the meeting.
Pursuant to the Articles of Association, no business may be transacted at a general meeting, except the election of a chairperson and the adjournment of the meeting, unless a quorum of members is present when the meeting proceeds to business.
Under the Jersey Companies Law, the quorum requirements for shareholders meetings can be prescribed in a company’s articles of association. The Articles of Association provide that a quorum is persons holding or representing by proxy, attorney or Representative (as defined in the Articles of Association) at least a majority of the voting power of the shares entitled to vote at such meeting.

Interested Shareholders Transactions	The Delaware General Corporation Law contains a business combination statute applicable to Delaware corporations whereby, unless the corporation has specifically elected not to be governed by such statute by amendment to its certificate of incorporation, it is prohibited from engaging in certain business combinations with an “interested shareholder” for three years following the date that such person becomes an interested shareholder. An interested shareholder generally is a person or a group who or which owns or owned more than 15% of the target’s outstanding voting stock within the past three years.	The Jersey Companies Law has no comparable provision. As a result, Amcor cannot avail itself of the types of protections afforded by the Delaware business combination statute. However, although Jersey law does not regulate transactions between a company and its significant shareholders, as a general matter, such transactions must be entered into bona fide in the best interests of the company and not with the effect of constituting a fraud on the minority shareholders.

Corporate law issue	Delaware law	Jersey law
This has the effect of limiting the ability of a potential acquirer to make a two tiered bid for the target in which all shareholders would not be treated equally. The statute does not apply if, among other things, prior to the date on which such shareholder becomes an interested shareholder, the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested shareholder. This encourages any potential acquirer of a Delaware corporation to negotiate the terms of any acquisition transaction with the target’s board of directors.
Interested Director Transactions
Interested director transactions are permissible and may not be legally voided if:
•
either a majority of disinterested directors, or a majority in interest of holders of shares of the corporation’s capital stock entitled to vote upon the matter, approves the transaction upon disclosure of all material facts; or

•
the transaction is determined to have been fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders.

An interested director must disclose to the company the nature and extent of any interest in a transaction with the company, or one of its subsidiaries, which to a material extent conflicts or may conflict with the interests of the company and of which the director is aware. Failure to disclose an interest entitles the company or a shareholder to apply to the court for an order setting aside the transaction concerned and directing that the director account to the company for any profit.
A transaction is not voidable and a director is not accountable notwithstanding a failure to disclose an interest if the transaction is confirmed by special resolution of shareholders (requiring a two-thirds majority of the shareholders voting) and the nature and extent of the director’s interest in the transaction are disclosed in reasonable detail in the notice calling the meeting at which the resolution is passed.
Although it may still order that a director account for any profit, a court will not set aside a transaction unless it is satisfied that the interests of third parties who have acted in good faith would not thereby be unfairly prejudiced and the transaction was not reasonable and fair in the interests of the company at the time it was entered into.

Corporate law issue	Delaware law	Jersey law
Cumulative Voting
Under Delaware corporate law, cumulative voting for elections of directors is not permitted unless the corporation’s certificate of incorporation specifically provides for it.
The certificate of incorporation of a Delaware corporation may provide that shareholders of any class or classes or of any series may vote cumulatively either at all elections or at elections under specified circumstances.
There are no provisions in relation to cumulative voting under the Jersey Companies Law.
Approval of Corporate Matters by Written Consent
Under Delaware corporate law, unless otherwise provided in the certificate of incorporation, any action to be taken at any annual or special meeting of shareholders of a corporation may be taken by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take that action at a meeting at which all shareholders entitled to vote were present and voted. In addition, a corporation may eliminate the right of shareholders to act by written consent through amendment to its certificate of incorporation.
All consents must be dated and are only effective if the requisite signatures are collected within 60 days of the earliest dated consent delivered.
Under the Articles of Association, shareholders may not pass a resolution by written consent.
Business Combinations and Asset Sales	With certain exceptions, a merger, consolidation, or sale of all or substantially all of the assets of a Delaware corporation must be approved by the board of directors and a majority of the outstanding shares entitled to vote thereon.	The Jersey Companies Law allows for the merger of two companies into either one consolidated company or one company merged into another so as to form a single surviving company. The merger or consolidation of two or more companies under the Jersey Companies Law requires the directors of the constituent companies to enter into and to approve a written merger agreement (in certain, but not all, circumstances), which must also be authorized by a special resolution of the shareholders of each constituent company (which as noted above requires the affirmative vote of no less than two-thirds of the votes cast at a quorate general meeting (or such higher threshold as may be set out in a company’s articles of association)). In

Corporate law issue	Delaware law	Jersey law

relation to any merger or consolidation under the Jersey Companies Law, unlike dissenting shareholders of a Delaware corporation, dissenting shareholders of a Jersey company have no appraisal rights that would provide the right to receive payment in cash for the judicially determined fair value of the shares. However, under Jersey law, dissenting shareholders may object to the Court on the grounds they are unfairly prejudiced by the merger. The Jersey Companies Law provides that where a person has made an offer to acquire a class or all of the company’s outstanding shares not already held by the person and has as a result of such offer acquired or contractually agreed to acquire 90% or more of such outstanding shares, that person is then entitled (and may be required) to acquire the remaining shares. In such circumstances, a holder of any such remaining shares may apply to the courts of Jersey for an order that the person making such offer not be entitled to purchase the holder’s shares or that the person purchase the holder’s shares on terms different than those under which the person made such offer.
In addition, where the company and its creditors or shareholders or a class of either of them propose a compromise or arrangement between the company and its creditors or our shareholders or a class of either of them (as applicable), the courts of Jersey may order a meeting of the creditors or class of creditors or of the company’s shareholders or class of shareholders (as applicable) to be called in such a manner as the court directs. Any compromise or arrangement approved by a majority in number representing 75% or more in value of the creditors or 75% or more of the voting rights of shareholders or class of either of them (as applicable) if sanctioned by the court, is binding upon the company and all the creditors, shareholders or members of the specific class of either of them (as applicable). Whether the capital of the company is to be treated

Corporate law issue	Delaware law	Jersey law

as being divided into a single or multiple class(es) of shares is a matter to be determined by the court.
The court may in its discretion treat a single class of shares as multiple classes, or multiple classes of shares as a single class, for the purposes of the shareholder approval referred to above, taking into account all relevant circumstances, which may include circumstances other than the rights attaching to the shares themselves.
The Jersey Companies Law contains no specific restrictions on the powers of directors to dispose of assets of a company. As a matter of general law, in the exercise of those powers, the directors must discharge their duties of care and act in good faith, for a proper purpose and in the best interests of the company.

Election and Removal of Directors	Under Delaware corporate law, unless otherwise specified in the certificate of incorporation or bylaws of a corporation, directors are elected by a plurality of the votes of the shares entitled to vote on the election of directors and may be removed with or without cause (or, with respect to a classified board, only with cause unless the certificate of incorporation provides otherwise) by the approval of a majority of the outstanding shares entitled to vote.	As permitted by the Jersey Companies Law and pursuant to the Articles of Association, directors of Amcor can be appointed and removed in the manner described in the section headed “Board of Directors” above.
Fiduciary Duties of Directors	Under Delaware corporate law, a director of a Delaware corporation has a fiduciary duty to the corporation and its shareholders. This duty has two components, the duty of care and the duty of loyalty. The duty of care requires that a director act in good faith, with the care that an ordinarily prudent person would exercise under similar circumstances. Under this duty, a director must inform himself of, and disclose to shareholders, all material information reasonably available regarding a significant transaction. The duty of loyalty requires that a director must act in a manner he or she reasonably believes to be in the best interests of the corporation. A director	Under the Jersey Companies Law, a director of a Jersey company, in exercising the director’s powers and discharging the director’s duties, has a fiduciary duty to act honestly and in good faith with a view to the best interests of the company; and a duty of care to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Customary law is also an important source of law in the area of directors’ duties in Jersey as it expands upon and provides a more detailed understanding of the general duties and obligations of directors. The Jersey courts view English common law as highly persuasive in this area. In

Corporate law issue	Delaware law	Jersey law
must not use his or her corporate position for personal gain or advantage. This duty prohibits self-dealing by a director and mandates that the best interests of the corporation and its shareholders take precedence over any interest possessed by a director, officer or controlling shareholder and not shared by the shareholders generally. In general, actions of a director are presumed to have been made on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the corporation. However, this presumption may be rebutted by evidence of a breach of one of the fiduciary duties. Should such evidence be presented concerning a transaction by a director, the director must prove the procedural fairness of the transaction and that the transaction was of fair value to the corporation.
summary, the following duties will apply as manifestations of the general fiduciary duty under the Jersey Companies Law: a duty to act in good faith and in what he or she bona fide considers to be the best interests of the company; a duty to exercise powers for a proper purpose; a duty to avoid any actual or potential conflict between his or her own and the company’s interests; and a duty to account for profits and not take personal profit from any opportunities arising from his or her directorship, even if he or she is acting honestly and for the good of the company. However, the articles of association of a company may permit the director to be personally interested in arrangements involving the company (subject to the requirement to have disclosed such interest).
Under the Articles of Association, a director who has an interest in a matter that is being considered at a meeting of the Board (as defined in the Articles of Association) may, despite that interest, be present and be counted in a quorum at the meeting, unless that is prohibited by the Jersey Companies Law, but may not vote on the matter if such interest is one which to a material extent conflicts or may conflict with the interests of the Company and of which the director is aware, and in respect of any such matter the decision of the chairperson of the meeting shall be final.

Limitations on Director’s Liability and Indemnification of Directors and Officers	A Delaware corporation may include, subject to certain exceptions, in its certificate of incorporation provisions limiting the personal liability of its directors and officers to the corporation or its shareholders for monetary damages for many types of breach of fiduciary duty. However, these provisions may not limit liability for any breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, the authorization of unlawful dividends, stock purchases, or redemptions, any transaction from which a director
The Jersey Companies Law does not contain any provision permitting Jersey companies to limit the liabilities of directors for breach of fiduciary duty. However, a Jersey company may exempt from liability, and indemnify directors and officers for, liabilities:
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incurred in defending any civil or criminal legal proceedings where:

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the person is either acquitted or receives a judgment in their favor;

•
where the proceedings are discontinued other than by reason of such person (or someone on their

Corporate law issue	Delaware law	Jersey law

derived an improper personal benefit, or in any action by or in the right of the corporation.
Moreover, these provisions would not be likely to bar claims arising under U.S. federal securities laws.
A Delaware corporation may indemnify a director or officer of the corporation against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in defense of an action, suit, or proceeding by reason of his or her position if (i) the director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and (ii) with respect to any criminal action or proceeding, the director or officer had no reasonable cause to believe his or her conduct was unlawful.

behalf) giving some benefit or suffering some detriment; or
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where the proceedings are settled on terms that such person (or someone on their behalf) gives some benefit or suffers some detriment but in the opinion of a majority of the disinterested directors, the person was substantially successful on the merits in the person’s resistance to the proceedings;

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incurred to anyone other than to the company if the person acted in good faith with a view to the best interests of the company;

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incurred in connection with an application made to the court for relief from liability for negligence, default, breach of duty, or breach of trust under Article 212 of the Jersey Companies Law in which relief is granted to the person by the court; or

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incurred in a case in which the company normally maintains insurance for persons other than directors.

The Articles of Association provide that Amcor must indemnify each Officer on a full indemnity basis and to the full extent permitted by law against all losses, liabilities, costs, charges and expenses incurred by the Officer as a present or former director or officer of the Company or of a related body corporate.

Variation of Rights of Shares	Under Delaware corporate law, a corporation may vary the rights of a class of shares with the approval of a majority of the outstanding shares of such class, unless the certificate of incorporation provides otherwise.	Under Jersey law and the Articles of Association, if Amcor’s share capital is divided into more than one class of shares, the rights attached to any class of shares may, unless their terms of issue state otherwise, be varied (i) with the written consent of the holders of two-thirds of the shares of the class; or (ii) by a special resolution passed at a separate meeting of the holders of shares of the class.
Appraisal Rights	A shareholder of a Delaware corporation participating in certain major corporate transactions may, under certain circumstances, be entitled to appraisal rights under which the	In relation to any merger or consolidation under the Jersey Companies Law, unlike dissenting shareholders of a Delaware corporation, dissenting shareholders of

Corporate law issue	Delaware law	Jersey law
	shareholder may receive cash in the amount of the fair value of the shares held by that shareholder (as determined by a court) in lieu of the consideration the shareholder would otherwise receive in the transaction.	a Jersey company have no appraisal rights that would provide the right to receive payment in cash for the judicially determined fair value of the shares. However, under Jersey law, dissenting shareholders may object to the Court on the grounds they are unfairly prejudiced by the merger and the Court’s powers extend to specifying terms of acquisition different from those of the offer (which could include terms as to price or form of consideration).
Shareholder Suits	Class actions and derivative actions generally are available to the shareholders of a Delaware corporation for, among other things, breach of fiduciary duty, corporate waste, and actions not taken in accordance with applicable law. In such actions, the court has discretion to permit the winning party to recover attorneys’ fees incurred in connection with such action.
Under Article 141 of the Jersey Companies Law, a shareholder may apply to court for relief on the ground that the conduct of a company’s affairs, including a proposed or actual act or omission by a company, is “unfairly prejudicial” to the interests of shareholders generally or of some part of shareholders, including at a minimum the shareholder making the application.
Under Article 143 of the Jersey Companies Law (which sets out the types of relief a court may grant in relation to an action brought under Article 141 of the Jersey Companies Law), the court may make an order regulating the affairs of a company, requiring a company to refrain from doing or continuing to do an act complained of, authorizing civil proceedings and providing for the purchase of shares by a company or by any of its other shareholders. There may be customary personal law actions available to shareholders which would include certain derivate and other actions to bring proceedings against the directors of the company as well as the company.
In principle, Amcor will normally be the proper plaintiff and a class action or derivative action may not be brought by a minority shareholder. However, a minority shareholder can seek in limited circumstances agreement from the court for special dispensation if the shareholder can show:
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that there are wrongdoers in control of the company;

Corporate law issue	Delaware law	Jersey law

•
those wrongdoers are using their power to prevent anything being done about it;

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the wrongdoing is unconscionable and oppressive; and

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in certain other limited circumstances.

Under the Articles of Association, unless the Jersey Companies Law or any other Jersey law provides otherwise or unless the Board determines otherwise, the Royal Court of Jersey is the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of Amcor; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of Amcor to Amcor or its members, creditors or other constituents; (iii) any action asserting a claim against Amcor or any director or officer of Amcor arising pursuant to any provision of the Jersey Companies Law or the Articles of Association; or (iv) any action asserting a claim against Amcor or any director or officer of Amcor governed by the internal affairs doctrine. This choice of forum provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers or other employees, which may discourage such lawsuits.

Inspection of Books and Records	All shareholders of a Delaware corporation have the right, upon written demand, to inspect or obtain copies of the corporation’s shares ledger and its other books and records for any purpose reasonably related to such person’s interest as a shareholder.
Shareholders of Amcor will have the right under the Jersey Companies Law to inspect Amcor’s register of shareholders and, provided certain conditions are met, to obtain a copy. Shareholders of Amcor will also be able to inspect the minutes of any shareholder meetings.
The register of directors and secretaries must during business hours (subject to such reasonable restrictions as the company may by its articles of association or in general meeting impose, but so that not less than two hours in each business day be allowed for inspection) be open to the inspection of a shareholder or director of the company without charge and, in

Corporate law issue	Delaware law	Jersey law
the case of a public company or a company which is a subsidiary of a public company, of any other person on payment of such sum (if any), not exceeding £5, as the company may require.
Amendments of Governing Documents	Amendments to the certificate of incorporation of a Delaware corporation require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon or such greater vote as is provided for in the certificate of incorporation. A provision in the certificate of incorporation requiring the vote of a greater number or proportion of the directors or of the holders of any class of shares than is required by Delaware corporate law may not be amended, altered or repealed except by such greater vote. Bylaws may be amended with the approval of a majority of the outstanding shares entitled to vote and may, if so provided in the certificate of incorporation, also be amended by the board of directors.	The memorandum of association and articles of association of a Jersey company may only be amended by special resolution passed by shareholders in general meeting or by written resolution passed in accordance with its articles of association.
Dissolution and Winding Up	Under the Delaware General Corporation Law, unless the board of directors approves the proposal to dissolve, dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation’s outstanding shares. Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with a dissolution initiated by the board of directors.
Under the Jersey Companies Law and the Articles of Association, Amcor may be voluntarily dissolved, liquidated or wound up by a special resolution of the shareholders. In addition, a company may be wound up by the courts of Jersey if the court is of the opinion that it is just and equitable to do so or that it is expedient in the public interest to do so.
Alternatively, a creditor with a claim against a Jersey company of not less than £3,000 may apply to the Royal Court of Jersey for the property of that company to be declared en désastre (being the Jersey law equivalent of a declaration of bankruptcy). Such an application may also be made by the Jersey company itself without having to obtain any shareholder approval.

DESCRIPTION OF DEBT SECURITIES AND GUARANTEES
In this description, references to “Amcor,” the “Company,” “we,” “us” or “our” refer only to Amcor plc and not to any of our subsidiaries or affiliates, including AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global. Also, in this section, references to “holders” mean those who own debt securities and the related guarantees registered in their own names, on the books that the appropriate registrar for Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global, as the case may be, maintains for this purpose, and not those who own beneficial interests in debt securities and the related guarantees registered in “street name” or in debt securities and the related guarantees issued in book-entry form and held through one or more depositaries.
The following description, together with the additional information we include in any applicable prospectus supplement or free writing prospectus, summarizes certain general terms and provisions of the debt securities that Amcor plc may offer (the “Amcor plc debt securities”), that AFUI may offer (the “AFUI debt securities”), that Amcor UK may offer (the “Amcor UK debt securities”), that AGF may offer (the “AGF debt securities”), that Amcor International UK may offer (the “Amcor International UK debt securities”), that Amcor Flexibles North America may offer (the “Amcor Flexibles North America debt securities”) or that Berry Global may offer (the “Berry Global debt securities”) pursuant to this prospectus. When Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global offers to sell a particular series of debt securities, the applicable issuer will describe the specific terms of the series in a supplement to this prospectus. The applicable issuer will also indicate in any applicable prospectus supplement to what extent the general terms and provisions described in this prospectus apply to a particular series of debt securities.
Amcor plc may issue Amcor plc debt securities under either (1) a senior indenture (the “Amcor plc senior indenture”) among Amcor plc, as issuer; AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and/or Berry Global, as guarantors (the “Amcor plc senior debt guarantors”) in respect of certain series of Amcor plc senior debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “Amcor plc senior debt trustee”), or (2) a subordinated indenture (the “Amcor plc subordinated indenture”) among Amcor plc, as issuer; AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and/or Berry Global, as guarantors (the “Amcor plc subordinated debt guarantors” and, together with the Amcor plc senior debt guarantors, the “Amcor plc debt guarantors”) in respect of certain series of Amcor plc subordinated debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “Amcor plc subordinated debt trustee”). Any Amcor plc debt securities that we issue under the Amcor plc senior indenture will constitute unsubordinated debt of Amcor plc (“Amcor plc senior debt securities”) and will rank senior to any Amcor plc debt securities that Amcor plc issues under the Amcor plc subordinated indenture (“Amcor plc subordinated debt securities”). Any guarantees that one or more of AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the Amcor plc senior debt guarantors, issues under the Amcor plc senior indenture will constitute unsubordinated obligations of AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as applicable (each, an “Amcor plc senior debt guarantee”), and will rank senior to any guarantees that AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the Amcor plc subordinated debt guarantors, issue under the Amcor plc subordinated indenture (each, an “Amcor plc subordinated debt guarantee” and, together with the Amcor plc senior debt guarantees, the “Amcor plc debt guarantees”).
AFUI may issue AFUI debt securities under either (1) a senior indenture (the “AFUI senior indenture”) among AFUI, as issuer; Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and/or Berry Global, as guarantors (the “AFUI senior debt guarantors”) in respect of certain series of AFUI senior debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “AFUI senior debt trustee”), or (2) a subordinated indenture (the “AFUI subordinated indenture”) among AFUI, as issuer; Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and/or Berry Global, as guarantors (the “AFUI subordinated debt guarantors” and, together with the AFUI senior debt guarantors, the “AFUI debt guarantors”) in respect of certain series of AFUI subordinated debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “AFUI subordinated debt trustee”). Any AFUI debt securities that AFUI issues under the AFUI senior indenture will constitute unsubordinated debt of AFUI (“AFUI senior debt securities”) and will rank senior to any AFUI debt securities that AFUI issues under the AFUI subordinated indenture (“AFUI subordinated debt securities”). Any guarantees that one or more of Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the AFUI senior debt guarantors, issues under the AFUI senior indenture will constitute unsubordinated obligations of Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as applicable (each, an “AFUI senior debt guarantee”), and will rank senior to any guarantees that Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the AFUI subordinated debt guarantors, issue under the AFUI subordinated indenture (each, an “AFUI subordinated debt guarantee” and, together with the AFUI senior debt guarantees, the “AFUI debt guarantees”).
Amcor UK may issue Amcor UK debt securities under either (1) a senior indenture (the “Amcor UK senior indenture”) among Amcor UK, as issuer; Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and/or Berry Global, as guarantors (the “Amcor UK senior debt guarantors”) in respect of certain series of Amcor UK senior debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “Amcor UK senior debt trustee”), or (2) a subordinated indenture (the “Amcor UK subordinated indenture”) among Amcor UK, as issuer; Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and/or Berry Global, as guarantors (the “Amcor UK subordinated debt guarantors” and, together with the Amcor UK senior debt guarantors, the “Amcor UK debt guarantors”) in respect of certain series of Amcor UK subordinated debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “Amcor UK subordinated debt trustee”). Any Amcor UK debt securities that Amcor UK issues under the Amcor UK senior indenture will constitute unsubordinated debt of Amcor UK (“Amcor UK senior debt securities”) and will rank senior to any Amcor UK debt securities that Amcor UK issues under the Amcor UK subordinated indenture (“Amcor UK subordinated debt securities”). Any guarantees that one or more of Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the Amcor UK senior debt guarantors, issues under the Amcor UK senior indenture will constitute unsubordinated obligations of Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as applicable (each, an “Amcor UK senior debt guarantee”), and will rank senior to any guarantees that Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the Amcor UK subordinated debt guarantors, issue under the Amcor UK subordinated indenture (each, an “Amcor UK subordinated debt guarantee” and, together with the Amcor UK senior debt guarantees, the “Amcor UK debt guarantees”).
AGF may issue AGF debt securities under either (1) a senior indenture (the “AGF senior indenture”) among AGF, as issuer; Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group and/or Berry Global, as guarantors (the “AGF senior debt guarantors”) in respect of certain series of AGF senior debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “AGF senior debt trustee”), or (2) a subordinated indenture (the “AGF subordinated indenture”) among AGF, as issuer; Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group and/or Berry Global, as guarantors (the “AGF subordinated debt guarantors” and, together with the AGF senior debt guarantors, the “AGF debt guarantors”) in respect of certain series of AGF subordinated debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “AGF subordinated debt trustee”). Any AGF debt securities that AGF issues under the AGF senior indenture will constitute unsubordinated debt of AGF (“AGF senior debt securities”) and will rank senior to any AGF debt securities that AGF issues under the AGF subordinated indenture (“AGF subordinated debt securities”). Any guarantees that one or more of Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the AGF senior debt guarantors, issues under the AGF senior indenture will constitute unsubordinated obligations of Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as applicable (each, an “AGF senior debt guarantee”), and will rank senior to any guarantees that Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the AGF subordinated debt guarantors, issue under the AGF subordinated indenture (each, an “AGF subordinated debt guarantee” and, together with the AGF senior debt guarantees, the “AGF debt guarantees”).
Amcor International UK may issue Amcor International UK debt securities under either (1) a senior indenture (the “Amcor International UK senior indenture”) among Amcor International UK, as issuer; Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group and/or Berry Global, as guarantors (the “Amcor International UK senior debt guarantors”) in respect of certain series of Amcor International UK senior debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “Amcor International UK senior debt trustee”), or (2) a subordinated indenture (the “Amcor International UK subordinated indenture”) among Amcor International UK, as issuer; Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group and/or Berry Global, as guarantors (the “Amcor International UK subordinated debt guarantors” and, together with the Amcor International UK senior debt guarantors, the “Amcor International UK debt guarantors”) in respect of certain series of Amcor International UK subordinated debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “Amcor International UK subordinated debt trustee”). Any Amcor International UK debt securities that Amcor International UK issues under the Amcor International UK senior indenture will constitute unsubordinated debt of Amcor International UK (“Amcor International UK senior debt securities”) and will rank senior to any Amcor International UK debt securities that Amcor International UK issues under the Amcor International UK subordinated indenture (“Amcor International UK subordinated debt securities”). Any guarantees that one or more of Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as the Amcor International UK senior debt guarantors, issues under the Amcor International UK senior indenture will constitute unsubordinated obligations of Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as applicable (each, an “Amcor International UK senior debt guarantee”), and will rank senior to any guarantees that Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as the Amcor International UK subordinated debt guarantors, issue under the Amcor International UK subordinated indenture (each, an “Amcor International UK subordinated debt guarantee” and, together with the Amcor International UK senior debt guarantees, the “Amcor International UK debt guarantees”).
Amcor Flexibles North America may issue Amcor Flexibles North America debt securities under either (1) a senior indenture (the “Amcor Flexibles North America senior indenture”) among Amcor Flexibles North America, as issuer; Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group and/or Berry Global, as guarantors (the “Amcor Flexibles North America senior debt guarantors”) in respect of certain series of Amcor Flexibles North America senior debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “Amcor Flexibles North America senior debt trustee”), or (2) a subordinated indenture (the “Amcor Flexibles North America subordinated indenture”) among Amcor Flexibles North America, as issuer; Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group and/or Berry Global, as guarantors (the “Amcor Flexibles North America subordinated debt guarantors” and, together with the Amcor Flexibles North America senior debt guarantors, the “Amcor Flexibles North America debt guarantors”) in respect of certain series of Amcor Flexibles North America subordinated debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “Amcor Flexibles North America subordinated debt trustee”). Any Amcor Flexibles North America debt securities that Amcor Flexibles North America issues under the Amcor Flexibles North America senior indenture will constitute unsubordinated debt of Amcor Flexibles North America (“Amcor Flexibles North America senior debt securities”) and will rank senior to any Amcor Flexibles North America debt securities that Amcor Flexibles North America issues under the Amcor Flexibles North America subordinated indenture (“Amcor Flexibles North America subordinated debt securities”). Any guarantees that one or more of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as the Amcor Flexibles North America senior debt guarantors, issues under the Amcor Flexibles North America senior indenture will constitute unsubordinated obligations of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as applicable (each, an “Amcor Flexibles North America senior debt guarantee”), and will rank senior to any guarantees that Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as the Amcor Flexibles North America subordinated debt guarantors, issue under the Amcor Flexibles North America subordinated indenture (each, an “Amcor Flexibles North America subordinated debt guarantee” and, together with the Amcor Flexibles North America senior debt guarantees, the “Amcor Flexibles North America debt guarantees”).
Berry Global may issue Berry Global debt securities under either (1) a senior indenture (the “Berry Global senior indenture”) among Berry Global, as issuer; Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America and/or Berry Global Group, as guarantors (the “Berry Global senior debt guarantors”) in respect of certain series of Berry Global senior debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “Berry Global senior debt trustee”), or (2) a subordinated indenture (the “Berry Global subordinated indenture”) among Berry Global, as issuer; Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America and/or Berry Global Group, as guarantors (the “Berry Global subordinated debt guarantors” and, together with the Berry Global senior debt guarantors, the “Berry Global debt guarantors”) in respect of certain series of Berry Global subordinated debt securities (as defined below); and Deutsche Bank Trust Company Americas, as trustee (the “Berry Global subordinated debt trustee”). Any Berry Global debt securities that Berry Global issues under the Berry Global senior indenture will constitute unsubordinated debt of Berry Global (“Berry Global senior debt securities”) and will rank senior to any Berry Global debt securities that Berry Global issues under the Berry Global subordinated indenture (“Berry Global subordinated debt securities”). Any guarantees that one or more of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global Group, as the Berry Global senior debt guarantors, issues under the Berry Global senior indenture will constitute unsubordinated obligations of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global Group, as applicable (each, a “Berry Global senior debt guarantee”), and will rank senior to any guarantees that Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global Group, as the Berry Global subordinated debt guarantors, issue under the Berry Global subordinated indenture (each, a “Berry Global subordinated debt guarantee” and, together with the Berry Global senior debt guarantees, the “Berry Global debt guarantees”).
In this description:
•
the Amcor plc debt securities, AFUI debt securities, Amcor UK debt securities, AGF debt securities, Amcor International UK debt securities, Amcor Flexibles North America debt securities and Berry Global debt securities are sometimes referred to together as the “debt securities”;

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the Amcor plc senior debt securities, AFUI senior debt securities, Amcor UK senior debt securities, AGF senior debt securities, Amcor International UK senior debt securities, Amcor Flexibles North America senior debt securities and Berry Global senior debt securities are sometimes referred to together as the “senior debt securities”;

•
the Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities and Berry Global subordinated debt securities are sometimes referred together as the “subordinated debt securities”;

•
the Amcor plc senior indenture, AFUI senior indenture, Amcor UK senior indenture, AGF senior indenture, Amcor International UK senior indenture, Amcor Flexibles North America senior indenture and Berry Global senior indenture are sometimes referred to together as the “senior indentures”;

•
the Amcor plc subordinated indenture, AFUI subordinated indenture, Amcor UK subordinated indenture, AGF subordinated indenture, Amcor International UK subordinated indenture, Amcor Flexibles North America subordinated indenture and Berry Global subordinated indenture are sometimes referred to together as the “subordinated indentures”;

•
the senior indentures and the subordinated indentures are sometimes referred to together as the “indentures”;

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the Amcor plc debt guarantees, AFUI debt guarantees, Amcor UK debt guarantees, AGF debt guarantees, Amcor International UK debt guarantees, Amcor Flexibles North America debt guarantees and Berry Global debt guarantees are sometimes referred to together as the “guarantees”;

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each of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America and Berry Global, in each case in its capacity as issuer of debt securities, is sometimes referred to as an “issuer”;

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each of the Amcor plc debt guarantors, AFUI debt guarantors, Amcor UK debt guarantors, AGF debt guarantors, Amcor International UK debt guarantors, Amcor Flexibles North America debt guarantors and Berry Global debt guarantors are sometimes referred to as “guarantors”;

•
each of the Amcor plc senior debt trustee, the AFUI senior debt trustee, the Amcor UK senior debt trustee, the AGF senior debt trustee, the Amcor International UK senior debt trustee, the Amcor Flexibles North America senior debt trustee and the Berry Global senior debt trustee is sometimes referred to as a “senior debt trustee”;

•
each of the Amcor plc subordinated debt trustee, the AFUI subordinated debt trustee, the Amcor UK subordinated debt trustee, the AGF subordinated debt trustee, the Amcor International UK subordinated debt trustee, the Amcor Flexibles North America subordinated debt trustee and the Berry Global subordinated debt trustee is sometimes referred to as a “subordinated debt trustee”; and

•
each of the senior debt trustee and the subordinated debt trustee is sometimes referred to as the “trustee.”

The terms of each series of debt securities will be established by or pursuant to a resolution of our board of directors and the board of directors of the applicable issuer (if other than Amcor plc) and set forth or determined in the manner provided in a resolution of our board of directors and the board of directors of the applicable issuer (if other than Amcor plc), in an officers’ certificate or by a supplemental indenture. The terms of any debt securities and, if applicable, the guarantees will include those stated in the applicable indenture and those made part of that indenture by reference to the Trust Indenture Act of 1939, as amended, which we refer to as the “Trust Indenture Act.” The debt securities will be subject to all those terms, and we refer prospective purchasers and holders of debt securities and guarantees to the applicable indenture and the Trust Indenture Act for a statement of those terms. Further terms of the debt securities will be described in a prospectus supplement relating to such series (including any pricing supplement or term sheet).
The following summaries of various provisions of the debt securities, the indentures and the guarantees are not complete. They do not describe certain exceptions and qualifications contained in the debt securities, the indentures and the guarantees, and are qualified in their entirety by reference to the provisions of the debt securities, the indentures and the guarantees. Unless we otherwise indicate, capitalized terms have the meanings assigned to them in the applicable indenture.
An applicable prospectus supplement will specify the issuer, the guarantors, if any, whether the debt securities offered thereby will be senior or subordinated debt and whether the debt securities are to be guaranteed.
General
The debt securities will be unsecured obligations of the applicable issuer. None of the indentures limit the amount of debt securities that the issuer may issue. Each indenture provides that the issuer may issue debt securities from time to time in one or more series.
The Amcor plc senior debt securities and any senior debt guarantee of Amcor plc with respect to AFUI senior debt securities, Amcor UK senior debt securities, AGF senior debt securities, Amcor International UK senior debt securities, Amcor Flexibles North America senior debt securities or Berry Global senior debt securities, as applicable, will be unsecured and unsubordinated obligations of Amcor plc and will rank equally in right of payment with Amcor plc’s other unsecured and unsubordinated indebtedness, except, in each case for indebtedness mandatorily preferred by law. The Amcor plc subordinated debt securities and any subordinated debt guarantee of Amcor plc with respect to AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities or Berry Global subordinated debt securities, as applicable, will be subordinated obligations and will rank junior in right of payment, as more fully described in the applicable subordinated indenture, to Amcor plc’s senior indebtedness. Because Amcor plc is a holding company, the holders of Amcor plc debt securities and debt guarantees of Amcor plc with respect to AFUI debt securities, Amcor UK debt securities, AGF debt securities, Amcor International UK debt securities, Amcor Flexibles North America debt securities or Berry Global debt securities, as applicable, may not receive assets of our subsidiaries in a liquidation or recapitalization until the claims of our subsidiaries’ creditors and any insurance policyholders (in the case of our insurance subsidiaries) are paid, except to the extent that Amcor plc may have recognized claims against such subsidiaries.
The AFUI senior debt securities and any senior debt guarantee of AFUI with respect to Amcor plc senior debt securities, Amcor UK senior debt securities, AGF senior debt securities, Amcor International UK senior debt securities, Amcor Flexibles North America senior debt securities or Berry Global senior debt securities, as applicable, will be unsecured and unsubordinated obligations of AFUI and will rank equally in right of payment with AFUI’s other unsecured and unsubordinated indebtedness, except, in each case for indebtedness mandatorily preferred by law. The AFUI subordinated debt securities and any subordinated debt guarantee of AFUI with respect to Amcor plc subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities or Berry Global subordinated debt securities, as applicable, will be subordinated obligations and will rank junior in right of payment, as more fully described in the applicable subordinated indenture, to AFUI’s senior indebtedness.
The Amcor UK senior debt securities and any senior debt guarantee of Amcor UK with respect to Amcor plc senior debt securities, AFUI senior debt securities, AGF senior debt securities, Amcor International UK senior debt securities, Amcor Flexibles North America senior debt securities or Berry Global senior debt securities, as applicable, will be unsecured and unsubordinated obligations of Amcor UK and will rank equally in right of payment with Amcor UK’s other unsecured and unsubordinated indebtedness, except, in each case for indebtedness mandatorily preferred by law. The Amcor UK subordinated debt securities and any subordinated debt guarantee of Amcor UK with respect to Amcor plc subordinated debt securities, AFUI subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities or Berry Global subordinated debt securities, as applicable, will be subordinated obligations and will rank junior in right of payment, as more fully described in the applicable subordinated indenture, to Amcor UK’s senior indebtedness.
The AGF senior debt securities and any senior debt guarantee of AGF with respect to Amcor plc senior debt securities, Amcor UK senior debt securities, AFUI senior debt securities, Amcor International UK senior debt securities, Amcor Flexibles North America senior debt securities or Berry Global senior debt securities, as applicable, will be unsecured and unsubordinated obligations of AGF and will rank equally in right of payment with AGF’s other unsecured and unsubordinated indebtedness, except, in each case for indebtedness mandatorily preferred by law. The AGF subordinated debt securities and any subordinated debt guarantee of AGF with respect to Amcor plc subordinated debt securities, Amcor UK subordinated debt securities, AFUI subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities or Berry Global subordinated debt securities, as applicable, will be subordinated obligations and will rank junior in right of payment, as more fully described in the applicable subordinated indenture, to AGF’s senior indebtedness.
The Amcor International UK senior debt securities and any senior debt guarantee of Amcor International UK with respect to Amcor plc senior debt securities, AFUI senior debt securities, Amcor UK senior debt securities, AGF senior debt securities, Amcor Flexibles North America senior debt securities or Berry Global senior debt securities, as applicable, will be unsecured and unsubordinated obligations of Amcor International UK and will rank equally in right of payment with Amcor International UK’s other unsecured and unsubordinated indebtedness, except, in each case for indebtedness mandatorily preferred by law. The Amcor International UK subordinated debt securities and any subordinated debt guarantee of Amcor International UK with respect to Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor Flexibles North America subordinated debt securities or Berry Global subordinated debt securities, as applicable, will be subordinated obligations and will rank junior in right of payment, as more fully described in the applicable subordinated indenture, to Amcor International UK’s senior indebtedness.
The Amcor Flexibles North America senior debt securities and any senior debt guarantee of Amcor Flexibles North America with respect to Amcor plc senior debt securities, AFUI senior debt securities,

Amcor UK senior debt securities, AGF senior debt securities, Amcor International UK senior debt securities or Berry Global senior debt securities, as applicable, will be unsecured and unsubordinated obligations of Amcor Flexibles North America and will rank equally in right of payment with Amcor Flexibles North America’s other unsecured and unsubordinated indebtedness, except, in each case for indebtedness mandatorily preferred by law. The Amcor Flexibles North America subordinated debt securities and any subordinated debt guarantee of Amcor Flexibles North America with respect to Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities or Berry Global subordinated debt securities, as applicable, will be subordinated obligations and will rank junior in right of payment, as more fully described in the applicable subordinated indenture, to Amcor Flexibles North America’s senior indebtedness.
Any senior debt guarantee of Berry Global Group with respect to Amcor plc senior debt securities, AFUI senior debt securities, Amcor UK senior debt securities, AGF senior debt securities, Amcor International UK senior debt securities, Amcor Flexibles North America senior debt securities or Berry Global senior debt securities, as applicable, will be unsecured and unsubordinated obligations of Berry Global Group and will rank equally in right of payment with Berry Global Group’s other unsecured and unsubordinated indebtedness, except, in each case for indebtedness mandatorily preferred by law. Any subordinated debt guarantee of Berry Global Group with respect to Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities or Berry Global subordinated debt securities, as applicable, will be subordinated obligations and will rank junior in right of payment, as more fully described in the applicable subordinated indenture, to Berry Global Group’s senior indebtedness.
The Berry Global senior debt securities and any senior debt guarantee of Berry Global with respect to Amcor plc senior debt securities, AFUI senior debt securities, Amcor UK senior debt securities, AGF senior debt securities, Amcor International UK senior debt securities or Amcor Flexibles North America senior debt securities, as applicable, will be unsecured and unsubordinated obligations of Berry Global and will rank equally in right of payment with Berry Global’s other unsecured and unsubordinated indebtedness, except, in each case for indebtedness mandatorily preferred by law. The Berry Global subordinated debt securities and any subordinated debt guarantee of Berry Global with respect to Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities or Amcor Flexibles North America subordinated debt securities, as applicable, will be subordinated obligations and will rank junior in right of payment, as more fully described in the applicable subordinated indenture, to Berry Global’s senior indebtedness.
An applicable prospectus supplement will describe the specific terms relating to the series of debt securities being offered. These terms will include some or all of the following:
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the name of the issuer of those debt securities and, if applicable, the name of any guarantors;

•
the title of the debt securities and whether the debt securities and, if applicable, any guarantees will be senior or subordinated;

•
the total principal amount of the debt securities;

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whether the issuer will issue the debt securities in global form;

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the maturity date or dates of the debt securities;

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the interest rate or rates, if any (which may be fixed or variable), and, if applicable, the method used to calculate the interest rate;

•
the date or dates from which interest will accrue and on which interest will be payable and the date or dates used to determine the persons to whom interest will be paid;

•
whether those debt securities will be guaranteed;

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the place or places where principal of, and any premium or interest on, the debt securities will be paid;

•
whether (and if so, when and under what terms and conditions) the debt securities may be redeemed by the issuer at its option or at the option of the holders;

•
whether there will be a sinking fund;

•
if other than United States dollars and denominations of $2,000 or any multiple of $1,000, the currency or currencies or currency unit or currency units or composite currency and denomination in which the debt securities will be issued and in which payments will be made;

•
if other than the principal amount, the portion of the principal amount of the debt securities that the issuer will pay upon acceleration of the maturity date;

•
if the debt securities are not subject to defeasance by the issuer;

•
any deletions from, modifications of or additions to the events of default applicable to such debt securities;

•
whether the Amcor plc debt securities will be exchangeable for or convertible into ordinary shares of Amcor plc or other securities or property and the terms and conditions governing such exchange or conversion;

•
whether the AFUI debt securities, Amcor UK debt securities, AGF debt securities, Amcor International UK debt securities, Amcor Flexibles North America debt securities or Berry Global debt securities, as applicable, will be exchangeable for or convertible into other securities or property of the applicable issuer and the terms and conditions governing such exchange or conversion;

•
if applicable, a discussion of certain material United States federal income tax consequences; and

•
any other terms of the debt securities being offered.

If an issuer denominates the purchase price of a series of debt securities in a non-United States dollar currency or currencies or a non-United States dollar currency unit or units, or if the principal of, any premium and interest on any series of debt securities is payable in a non-United States dollar currency or currencies or a non-United States dollar currency unit or units, any applicable prospectus supplement will describe any special United States federal income tax consequences.
The issuer will pay principal and any interest, premium and additional amounts in the manner, at the places and subject to the restrictions set forth in the applicable debt securities, the applicable indenture and any applicable prospectus supplement. The issuer will not impose a service charge for any transfer or exchange of debt securities, but it may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed.
Unless otherwise indicated in any applicable prospectus supplement, each issuer will issue debt securities in fully registered form, without coupons, in denominations of $2,000 or multiples of $1,000, subject to compliance with applicable laws.
The issuer may offer to sell at a substantial discount below their stated principal amount, debt securities bearing no interest or interest at a rate that, at the time of issuance, is below the prevailing market rate. Any applicable prospectus supplement will describe any special United States federal income tax consequences applicable to any of those discounted debt securities.
The issuer may offer to sell debt securities in which the principal or interest will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors. The principal amount or payment of interest applicable to those debt securities may be greater than or less than the amount of principal or interest otherwise payable, depending upon the value of the applicable currency, commodity, equity index or other factor on the date on which that principal or interest is due. Any applicable prospectus supplement will describe the methods used to determine the amount of principal or interest payable on any date, the currencies, commodities, equity indices or other factors to which the amount payable on that date is linked.
The indentures do not restrict our, AFUI’s, Amcor UK’s, AGF’s, Amcor International UK’s, Amcor Flexibles North America’s, Berry Global Group’s or Berry Global’s ability to incur unsecured indebtedness or, subject to the restrictions described in “— Certain Covenants — Consolidation and Merger,” to engage in reorganizations, restructurings, mergers, consolidations or similar transactions that have the effect of increasing our, AFUI’s, Amcor UK’s, AGF’s, Amcor International UK’s, Amcor Flexibles North America’s, Berry Global Group’s or Berry Global’s indebtedness, as applicable. Accordingly, unless any applicable prospectus supplement states otherwise, neither the debt securities nor any guarantees will contain any provisions that afford holders protection against the issuer or, if applicable, any guarantors incurring unsecured indebtedness or engaging in certain reorganizations or transactions. As a result, we, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global could become highly leveraged.
Payment and Paying Agents
Unless specified otherwise in any applicable prospectus supplement, the principal of, and any interest on, the debt securities will be payable by wire transfer for global securities or by check mailed to the address of the person entitled to the payment as it appears in the security register maintained by the trustee in accordance with the applicable indenture. Unless specified otherwise in any applicable prospectus supplement by the applicable issuer, any interest payments will be made to the persons in whose name the debt securities are registered at the close of business on the record date immediately preceding the applicable interest payment date for such debt securities, as specified in any applicable prospectus supplement.
Unless specified otherwise in any applicable prospectus supplement, the corporate trust office of the trustee in The City of New York will be designated as the applicable issuer’s sole paying agent for payments with respect to the applicable debt securities. The applicable issuer may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts, except that the applicable issuer will be required to maintain a paying agent in each place of payment for any debt securities, as applicable.
All moneys paid by the applicable issuer or the applicable guarantors to a paying agent for the payment of the principal or of any premium or interest on any applicable debt securities which remain unclaimed at the end of two years after such principal, premium or interest has become due and payable will be repaid to the applicable issuer or the applicable guarantors and the holder of such debt securities thereafter may look only to the applicable issuer or the applicable guarantors for payment thereof.
Payment of Additional Amounts
All payments of, or in respect of, principal of, and any premium and interest on, debt securities, and all payments pursuant to any guarantee, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the United States (including the District of Columbia and any state, possession or territory thereof), Jersey, the United Kingdom or any other jurisdiction in which the applicable issuer or the applicable guarantor becomes a resident for tax purposes (whether by merger, consolidation or otherwise) or through which the applicable issuer or any applicable guarantor makes payment on an applicable series of debt securities or any applicable Guarantee (each, a “Relevant Jurisdiction”) or any political subdivision or taxing authority of any of the foregoing, unless such taxes, duties, assessments or governmental charges are required by the law of the Relevant Jurisdiction or any political subdivision or taxing authority thereof or therein to be withheld or deducted. In that event, the applicable issuer or the applicable guarantors, as applicable, will pay such additional amounts (“Additional Amounts”) as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such Additional Amounts) in the payment to the holder of the applicable debt securities of the amounts which would have been payable in respect of such debt securities or guarantee had no such withholding or deduction been required, except that no Additional Amounts shall be so payable for or on account of:
(1)
any withholding, deduction, tax, duty, assessment or other governmental charge which would not have been imposed but for the fact that such holder or beneficial owner of the applicable debt securities:

(a)
was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in the Relevant Jurisdiction or otherwise had some connection with the Relevant Jurisdiction other than the mere ownership of, or receipt of payment under, such debt securities or guarantee;
(b)
presented such debt securities or guarantee for payment in any Relevant Jurisdiction, unless such debt securities or guarantee could not have been presented for payment elsewhere;

(c)
presented such debt securities or guarantee (where presentation is required) more than thirty (30) days after the date on which the payment in respect of such debt securities or guarantee first became due and payable or provided for, whichever is later, except to the extent that the holder would have been entitled to such Additional Amounts if it had presented such debt securities or guarantee for payment on any day within such period of thirty (30) days; or

(d)
with respect to any withholding or deduction of taxes, duties, assessments or other governmental charges imposed by the United States, or any of its territories or any political subdivision thereof or any taxing authority thereof or therein, is or was with respect to the United States a citizen or resident of the United States, treated as a resident of the United States, present in the United States, engaged in business in the United States, a person with a permanent establishment or fixed base in the United States, a “ten percent shareholder” of the applicable issuer or applicable guarantor, a passive foreign investment company, or a controlled foreign corporation, or has or has had some other connection with the United States (other than the mere receipt of a payment or the ownership of holding debt securities);

(2)
any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge or any withholding or deduction on account of such tax, assessment or other governmental charge;

(3)
any tax, duty, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments of (or in respect of) principal of, or any premium or interest on, the debt securities or the guarantees thereof;

(4)
any withholding, deduction, tax, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply in a timely manner by the holder or beneficial owner of such debt securities or, in the case of a global security, the beneficial owner of such global security, with a timely request of the applicable issuer, the applicable guarantors, the Trustee or any Paying Agent addressed to such holder or beneficial owner, as the case may be, (a) to provide information concerning the nationality, residence or identity of such holder or such beneficial owner or (b) to make or provide any declaration, application or claim or satisfy any information or reporting requirement, which, in the case of (a) or (b), is required or imposed by a statute, treaty, regulation or administrative practice of any Relevant Jurisdiction or any political subdivision or taxing authority thereof or therein as a precondition to exemption from all or part of such withholding, deduction, tax, duty, assessment or other governmental charge (including without limitation the filing of an Internal Revenue Service (“IRS”) Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-9);

(5)
any taxes imposed or withheld by reason of the failure of the holder or beneficial owner of the debt securities to comply with (a) the requirements of Sections 1471 through 1474 (commonly known as “FATCA”) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), as of the date hereof (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), the U.S. Treasury regulations issued thereunder or any official interpretation thereof or any agreement entered into pursuant to Section 1471 of the Code, (b) any treaty, law, regulation or other official guidance enacted in any other jurisdiction or relating to any intergovernmental agreement between the United States and any other jurisdiction, which, in either case, facilitates the implementation of clause (a) above and (c) any agreement pursuant to the implementation of clauses (a) and (b) above with the IRS, the U.S. government or any governmental or taxation authority in any other jurisdiction; or

(6)
any combination of items (1), (2), (3), (4) and (5);

nor shall Additional Amounts be paid with respect to any payment of, or in respect of, the principal of, or any premium or interest on, any such debt securities or guarantee to any such holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment on such debt securities or guarantee would, under the laws of any Relevant Jurisdiction or any political subdivision or taxing authority thereof or therein, be treated as being derived or received for tax purposes by a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts had it been the holder of the debt securities or guarantee.
Whenever there is mentioned, in any context, any payment of or in respect of the principal of, or any premium or interest on, any debt securities (or any payments pursuant to the guarantee thereof), such mention shall be deemed to include mention of the payment of Additional Amounts provided for in the applicable indenture to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the applicable indenture, and any express mention of the payment of Additional Amounts in any provisions of the applicable indenture shall not be construed as excluding Additional Amounts in those provisions of such indenture where such express mention is not made.
Certain other additional amounts may be payable in respect of debt securities and guarantees as a result of certain consolidations or mergers involving, or conveyances, transfer or leases of properties and assets by, the applicable issuer or the applicable guarantors. See “— Certain Covenants — Consolidation, merger and sale of assets.”
Redemption for changes in withholding taxes
If, as the result of (a) any change in or any amendment to the laws, regulations, or published tax rulings of any Relevant Jurisdiction, or of any political subdivision or taxing authority thereof or therein, affecting taxation, or (b) any change in the official administration, application, or interpretation by a relevant court or tribunal, government or government authority of any Relevant Jurisdiction of such laws, regulations or published tax rulings either generally or in relation to debt securities or guarantees, which change or amendment is proposed and becomes effective on or after the later of (x) the original issue date of an applicable series of debt securities or guarantees or (y) the date on which a jurisdiction becomes a Relevant Jurisdiction (whether by consolidation, merger or transfer of assets of an issuer or any guarantor, change in place of payment on an applicable series of debt securities or guarantees or otherwise) or which change in official administration, application or interpretation shall not have been available to the public prior to such later date, the applicable issuer or the applicable guarantors would be required to pay any Additional Amounts pursuant to the applicable indenture or the terms of any guarantee in respect of interest on the next succeeding interest payment date (assuming, in the case of the guarantors, a payment in respect of such interest would be required to be made by the applicable guarantors under the guarantees thereof on such interest payment date and the applicable guarantors would be unable, for reasons outside their control, to procure payment by the applicable issuer), and the obligation to pay Additional Amounts cannot be avoided by the use of commercially reasonable measures available to the applicable issuer or the applicable guarantors, the applicable issuer may, at its option, redeem all (but not less than all) of the corresponding debt securities, upon not less than 30 nor more than 60 days’ written notice as provided in the applicable indenture, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the date fixed for redemption; provided, however, that:
(1)
no such notice of redemption may be given earlier than 60 days prior to the earliest date on which such issuer or such guarantors would be obligated to pay such Additional Amounts were a payment in respect of the applicable series of debt securities or the applicable guarantees thereof then due; and

(2)
at the time any such redemption notice is given, such obligation to pay such Additional Amounts must remain in effect.

Prior to any such redemption, such issuer, the applicable guarantor or any Person with whom such issuer or the applicable guarantor has consolidated or merged, or to whom such issuer or the applicable guarantor has conveyed or transferred or leased all or substantially all of its properties and assets (the successor Person in any such transaction, a “Successor Person”), as the case may be, shall provide the Trustee with an opinion of counsel to the effect that the conditions precedent to such redemption have occurred and a certificate signed by an authorized officer stating that the obligation to pay Additional Amounts cannot be avoided by taking measures that such issuer, the applicable guarantor or the Successor Person, as the case may be, believes are commercially reasonable.
Certain Covenants
Pursuant to the applicable indenture, the corresponding issuer and guarantors have covenanted and agreed as follows.
Limitation on Liens
Pursuant to the applicable indenture, for so long as any of the applicable series of Amcor plc debt securities or the applicable guarantees issued by Amcor plc are outstanding, Amcor plc will not, and will not permit any Subsidiary to, create, assume, incur, issue or otherwise have outstanding any Lien upon, or with respect to, any of the present or future business, property, undertaking, assets or revenues (including, without limitation, any Equity Interests and uncalled capital), whether now owned or hereafter acquired (together, “assets”) of Amcor plc or such Subsidiary, to secure any Indebtedness, unless the applicable series of debt securities and applicable guarantees are secured by such Lien equally and ratably with (or prior to) such Indebtedness, except for the following, to which this covenant shall not apply:
(a)
Liens on assets securing Indebtedness of Amcor plc or such Subsidiary outstanding on the original issue date of the applicable series of debt securities;

(b)
Liens on assets securing Indebtedness owing to Amcor plc or any Subsidiary (other than a Project Subsidiary);

(c)
Liens existing on any asset prior to the acquisition of such asset by Amcor plc or any Subsidiary after the original issue date of the applicable series of applicable debt securities, provided that (i) such Lien has not been created in anticipation of such asset being so acquired, (ii) such Lien shall not apply to any other asset of Amcor plc or any Subsidiary, other than to proceeds and products of, and, in the case of any assets other than Equity Interests, after-acquired property that is affixed or incorporated into, the assets covered by such Lien on the date of such acquisition of such assets and (iii) such Lien shall secure only the Indebtedness secured by such Lien on the date of such acquisition of such asset;

(d)
Liens on any assets of a Person that becomes a Subsidiary (or of any Person not previously a Subsidiary that is merged or consolidated with or into a Subsidiary) after the original issue date of the applicable series of debt securities that existed prior to the time such Person becomes a Subsidiary (or is so merged or consolidated), provided that (i) such Lien has not been created in anticipation of such Person becoming a Subsidiary (or such merger or consolidation), (ii) such Lien shall not apply to any other asset of Amcor plc or any Subsidiary, other than to proceeds and products of, and, in the case of any assets other than Equity Interests, after-acquired property that is affixed or incorporated into, the assets covered by such Lien on the date such Person becomes a Subsidiary (or is so merged or consolidated) and (iii) such Lien shall secure only the Indebtedness secured by such Lien on the date such Person becomes a Subsidiary (or is so merged or consolidated);

(e)
Liens created to secure Indebtedness, directly or indirectly, incurred for the purpose of purchasing Equity Interests or other assets (other than real or personal property of the type contemplated by clause (f) below), provided that (i) such Lien shall secure only such Indebtedness incurred for the purpose of purchasing such assets, (ii) such Lien shall apply only to the assets so purchased (and to proceeds and products of, and, in the case of any assets other than Equity Interests, any subsequently after-acquired property that is affixed or incorporated into, the assets so purchased) and (iii) such Lien shall be discharged within two years of such Lien being granted;

(f)
Liens created to secure Indebtedness incurred for the purpose of acquiring or developing any real or personal property or for some other purpose in connection with the acquisition or development of such property, provided that (i) such Lien shall secure only such Indebtedness, (ii) such Lien shall not apply to any other assets of Amcor plc or any Subsidiary, other than to proceeds and products of, and after-acquired property that is affixed or incorporated into, the property so acquired or developed and (iii) the rights of the holder of the Indebtedness secured by such Lien shall be limited to the property that is subject to such Lien, it being the intention that the holder of such Lien shall not have any recourse to Amcor plc or any Subsidiaries personally or to any other property of Amcor plc or any Subsidiary;
(g)
Liens for any borrowings from any financial institution for the purpose of financing any import or export contract in respect of which any part of the price receivable is guaranteed or insured by such financial institution carrying on an export credit guarantee or insurance business, provided that (i) such Lien applies only to the assets that are the subject of such import or export contract and (ii) the amount of Indebtedness secured thereby does not exceed the amount so guaranteed or insured;

(h)
Liens for Indebtedness from an international or governmental development agency or authority to finance the development of a specific project, provided that (i) such Lien is required by applicable law or practice and (ii) the Lien is created only over assets used in or derived from the development of such project;

(i)
any Lien created in favor of co-venturers of Amcor plc or any Subsidiary pursuant to any agreement relating to an unincorporated joint venture, provided that (i) such Lien applies only to the Equity Interests in, or the assets of, such unincorporated joint venture and (ii) such Lien secures solely the payment of obligations arising under such agreement;

(j)
Liens over goods and products, or documents of title to goods and products, arising in the ordinary course of business in connection with letters of credit and similar transactions, provided that such Liens secure only the acquisition cost or selling price (and amounts incidental thereto) of such goods and products required to be paid within 180 days;

(k)
Liens arising by operation of law in the ordinary course of business of Amcor plc or any Subsidiary;

(l)
Liens created by Amcor plc or any Subsidiary over a Project Asset of Amcor plc or such Subsidiary, provided that such Lien secures only (i) in the case of a Lien over assets referred to in clause (a) of the definition of Project Assets, Limited Recourse Indebtedness incurred by Amcor plc or such Subsidiary or (ii) in the case of a Lien over Equity Interests referred to in clause (b) of the definition of Project Assets, Limited Recourse Indebtedness incurred by the direct Subsidiary of Amcor plc or such Subsidiary;

(m)
Liens arising under any netting or set-off arrangement entered into by Amcor plc or any Subsidiary in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances of Amcor plc or any Subsidiary;

(n)
Liens incurred in connection with any extension, renewal, replacement or refunding (together, a “refinancing”) of any Lien permitted in clauses (a) through (m) above and any successive refinancings thereof permitted by this clause (n) (each an “Existing Security”), provided that (i) such Liens do not extend to any asset that was not expressed to be subject to the Existing Security, (ii) the principal amount of Indebtedness secured by such Liens does not exceed the principal amount of Indebtedness that was outstanding and secured by the Existing Security at the time of such refinancing and (iii) any refinancing of an Existing Security incurred in accordance with clauses (c) through (e) above (and any subsequent refinancings thereof permitted by this clause (n)) will not affect the obligation to discharge such Liens within the time frames that applied to such Existing Security at the time it was first incurred (as specified in the applicable clause);

(o)
any Lien arising as a result of a Change in Lease Accounting Standard; and

(p)
other Liens by Amcor plc or any Subsidiary securing Indebtedness, provided that, immediately after giving effect to the incurrence or assumption of any such Lien or the incurrence of any Indebtedness secured thereby, the aggregate principal amount of all outstanding Indebtedness of Amcor plc and any Subsidiary secured by any Liens pursuant to this clause (p) shall not exceed 10% of Total Tangible Assets at such time.

There are no restrictions in either of the indentures limiting the amount of unsecured Indebtedness that Amcor plc or any of its Subsidiaries may have outstanding at any time.
Consolidation, merger and sale of assets
Each indenture provides that for so long as any of the debt securities of any series issued thereunder or guarantees thereunder are outstanding, neither the applicable issuer nor any applicable guarantor may consolidate with or merge into any other Person that is not such issuer or an applicable guarantor, or convey, transfer or lease all or substantially all of its properties and assets to any Person that is not such issuer or an applicable guarantor, unless:
(1)
any Person formed by such consolidation or into which such issuer or such guarantor, as the case may be, is merged or to whom such issuer or such guarantor, as the case may be, has conveyed, transferred or leased all or substantially all of its properties and assets is a corporation, partnership or trust organized and validly existing under the laws of its jurisdiction of organization, and such Person either is such issuer or any other applicable guarantor or assumes by supplemental indenture such issuer’s or such guarantor’s obligations, as the case may be, on such applicable series of debt securities or such guarantees, as applicable, and under such indenture (including any obligation to pay any Additional Amounts);

(2)
immediately after giving effect to the transaction and treating any Indebtedness which becomes an obligation of the applicable issuer or any applicable guarantor as a result of such transaction as having been incurred at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

(3)
any such Person not incorporated or organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, Jersey or the United Kingdom or any state or territory thereof shall expressly agree by a supplemental indenture;

(a)
to indemnify the holder of each such applicable series of debt securities and each beneficial owner of an interest therein against (X) any tax, duty, assessment or other governmental charge imposed on such holder or beneficial owner or required to be withheld or deducted from any, payment to such holder or beneficial owner as a consequence of such consolidation, merger, conveyance, transfer or lease, and (Y) any costs or expenses of the act of such consolidation, merger, conveyance, transfer or lease; and

(b)
that all payments pursuant to such applicable series of debt securities or such applicable guarantees in respect of the principal of and any premium and interest on such series of debt securities, as the case may be, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the jurisdiction of organization or residency of such Person or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by such jurisdiction or any such subdivision or authority to be withheld or deducted, in which case such Person will pay such additional amounts (“Successor Additional Amounts”) as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to each holder or beneficial owner of debt securities of such series of the amounts which would have been received pursuant to such debt securities or such guarantees, as the case may be, had no such withholding or deduction been required, subject to the same exceptions as would apply with respect to the payment by the applicable issuer or the applicable guarantors of Additional Amounts in respect of such debt securities or such guarantees (substituting the jurisdiction of organization of such Person for any Relevant Jurisdiction) (see “— Payment of Additional Amounts”); and

(4)
certain other conditions are met.

The foregoing provisions would not necessarily afford holders of an applicable series of debt securities protection in the event of highly leveraged or other transactions involving the applicable issuer or the applicable guarantors that may adversely affect holders of such debt securities.
Events of Default
An “Event of Default” is defined in each indenture, with respect to a series of debt securities, as:
•
a default in the payment of any principal of or any premium on any debt securities of such series when due, whether at maturity, upon redemption or otherwise and, provided that if such default is caused solely by technical or administrative error, the continuance of such default for a period of three Business Days;

•
a default in the payment of any interest or any Additional Amounts due and payable on any debt securities of such series and the continuance of such default for a period of 30 days;

•
a default in the performance or breach of any other covenant, obligation or agreement of the applicable issuer or any applicable guarantor in the applicable indenture with respect to the applicable debt securities of such series or applicable guarantee and the continuance of such default or breach for a period of 60 days, after written notice of such default has been given by the Trustee or the holders of at least 25% in aggregate principal amount of the applicable debt securities of such series outstanding;

•
(i) any Indebtedness in an aggregate principal amount of at least US$150,000,000 (or its equivalent in any other currency or currencies) of the applicable issuer, any applicable guarantor or any applicable Principal Subsidiary becomes due and is required to be paid prior to its contractual maturity date by reason of any event of default or acceleration (however described), (ii) the applicable issuer, any applicable guarantor or any applicable Principal Subsidiary fails (after the expiration of any applicable grace period) to make any payment in respect of any Indebtedness in an aggregate principal amount of at least US$150,000,000 (or its equivalent in any other currency or currencies) on the due date for payment, (iii) any security given by the applicable issuer, any applicable guarantor or any applicable Principal Subsidiary for any Indebtedness in an aggregate principal amount of at least US$150,000,000 (or its equivalent in any other currency or currencies) is enforced or (iv) default is made (after the expiration of any applicable grace period) by the applicable issuer, any applicable guarantor or any applicable Principal Subsidiary for any Indebtedness in an aggregate principal amount of at least US$150,000,000 (or its equivalent in any other currency or currencies) in making any payment due under any guarantee and/or indemnity given by it in relation to any Indebtedness in an aggregate principal amount of at least US$150,000,000 (or its equivalent in any other currency or currencies), unless such Indebtedness is discharged or an event of default or acceleration related to such Indebtedness is waived or rescinded, as applicable;

•
one or more judgments for the payment of money in an aggregate amount in excess of US$150,000,000 (or its equivalent in any other currency or currencies), shall be rendered against the applicable issuer, any applicable guarantor or any applicable Principal Subsidiary or any combination thereof and the same shall remain unsatisfied or undischarged for a period of 30 consecutive days, during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon assets of the applicable issuer, any applicable guarantor or any applicable Principal Subsidiary to enforce such judgment;

•
any applicable guarantee is held to be unenforceable or invalid in a judicial proceeding or is claimed in writing by the applicable issuer or any applicable guarantor not to be valid or enforceable, or any applicable guarantee is denied or disaffirmed in writing by the applicable Issuer or any applicable guarantor, except, in each case, as permitted in accordance with the terms of such indenture; and

•
certain events of bankruptcy or insolvency with respect to the applicable issuer, any applicable guarantor or any applicable Principal Subsidiary, as more fully set out in such indenture.

If an Event of Default (other than certain events of bankruptcy or insolvency) with respect to the debt securities of any series occurs and is continuing, then and in every such case the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of such series may declare the principal amount of such debt securities to be due and payable immediately, by a notice in writing to the applicable issuer with a copy to the applicable guarantors (and to the trustee if given by holders). Upon such a declaration, such principal amount and any accrued interest shall become immediately due and payable. If certain Events of Default triggered by certain events of bankruptcy or insolvency occur and are continuing, the principal of, Additional Amounts, if any, and any accrued interest on the applicable series of debt securities then outstanding shall become immediately due and payable; provided, however, that any time after a declaration of acceleration with respect to the debt securities of any series has been made and before a judgment for payment of money has been obtained by the trustee, the holders of a majority in principal amount of such debt securities at the time outstanding may, under certain circumstances, rescind and annul such acceleration if all Events of Default with respect to the debt securities of such series, other than the non-payment of the accelerated principal or interest, have been cured or waived as provided in the applicable indenture and certain other actions have been taken by the applicable issuer or an applicable guarantor.
The foregoing provision shall be without prejudice to the rights of each individual holder to initiate an action against the applicable issuer or the applicable guarantors for payment of any principal, Additional Amounts, and/or interest past due on any corresponding debt securities, as the case may be.
Subject to the provisions of the applicable indenture relating to the duties of the trustee, in case an Event of Default shall occur and be continuing, the trustee will be under no obligation to exercise any of its rights or powers under the applicable indenture at the request or direction of any of the applicable holders, unless among other things, such holders shall have offered to the trustee indemnity satisfactory to the trustee. Subject to such provisions for the indemnification of the trustee, the holders of a majority in aggregate principal amount of the applicable series of outstanding debt securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect of the debt securities of such series.
No holder of debt securities of any series will have any right to institute any proceeding, judicial or otherwise, with respect to the applicable indenture, or for the appointment of a receiver or a trustee, or for any other remedy thereunder (in each case to the extent otherwise permitted by applicable law), unless:
•
such holder has previously given to the trustee written notice of a continuing Event of Default with respect to the debt securities of such series;

•
the holders of at least 25% in aggregate principal amount of the outstanding debt securities of such series have made a written request, and such holder or holders have offered indemnity satisfactory to the trustee to institute such proceeding on behalf of the holders; and

•
the trustee has failed to institute such proceeding, and has not received from the holders of a majority in aggregate principal amount of the outstanding debt securities of such series a direction inconsistent with such request, within 60 days after receipt of such notice, request and offer.

Such limitations do not apply, however, to a suit instituted by a holder of debt securities for the enforcement of payment of the principal of or interest on such debt securities on or after the applicable due date specified in such debt securities.
Modification and waiver
There are three types of changes the applicable issuer can make to the applicable indenture and the corresponding debt securities.
Changes requiring unanimous approval
First, there are the following changes, which the applicable issuer cannot make to an applicable series of debt securities or the applicable indenture without the specific consent of the holder of each outstanding debt security affected thereby:
•
Change the stated maturity of, or any installment of, the principal, premium (if any) or interest on the debt securities of such series or the rate of interest on the debt securities of such series or change the applicable issuer’s obligation to pay Additional Amounts on the debt securities of such series, as described above under the section entitled “— Payment of Additional Amounts.”
•
Change the place or currency of payment on the debt securities of such series.

•
Impair the ability of any holder of the debt securities of such series to sue for payment.

•
Reduce the amount of principal payable upon acceleration of the maturity of the debt securities of such series following an Event of Default.

•
Reduce any amounts due on the debt securities of such series.

•
Reduce the aggregate principal amount of the debt securities of such series the consent of the holders of which is needed to modify or amend the applicable indenture.

•
Reduce the aggregate principal amount of the debt securities of any series the consent of the holders of which is needed to waive compliance with certain provisions of the applicable indenture or to waive certain defaults.

•
Modify in a way that adversely affects holders any other aspect of the provisions dealing with modification or waiver under the applicable indenture.

•
Modify in a way that adversely affects holders the terms and conditions of the applicable guarantors’ payment obligations (including with respect to Additional Amounts) under the debt securities of such series.

•
Waive a default or an Event of Default in the payment of principal of, or interest or premium, if any, on the debt securities of such series (except a rescission of acceleration of the debt securities of any series by the holders of at least a majority in aggregate principal amount of the outstanding debt securities of such series, and a waiver of the payment default that resulted from such acceleration).

•
Subordinate the debt securities of any series or the guarantees thereof to any other obligation of the applicable issuer or any of the applicable guarantors.

•
Release any applicable guarantee (other than in accordance with the applicable indenture).

•
Change any of the provisions set forth above requiring the consent of the holders of the applicable debt securities.

Changes requiring majority approval
With the consent of the holders of not less than a majority in aggregate principal amount of the outstanding debt securities of each series affected thereby, the applicable issuer and the Trustee may modify the applicable indenture or the debt securities of such series for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the applicable indenture or of modifying in any manner the rights of the holders of such debt securities; provided that the applicable issuer cannot obtain a waiver of a payment default or any change in respect of the applicable indenture or the debt securities of such series listed under “— Changes requiring unanimous approval” without the consent of each holder of applicable debt securities to such waiver or change.
Changes not requiring approval
The third type of change does not require any vote or consent by holders of an applicable series of debt securities. This type is limited to clarifications and certain other changes as specified in the applicable indenture that would not adversely affect holders of the debt securities of such series in any material respect, including conforming the provisions of any indenture to the disclosure set forth in this prospectus or any applicable prospectus supplement or free writing prospectus.
Further details concerning voting / consenting
When taking a vote or obtaining a consent, the applicable issuer will use the principal amount that would be due and payable on the voting date, if the maturity of the corresponding debt securities of such series were accelerated to that date because of an Event of Default.

Debt securities of an applicable series will not be considered outstanding, and therefore not eligible to vote, if the applicable issuer has deposited or set aside in trust for you money for their payment or redemption, or if such debt securities have been cancelled by the trustee or delivered to the trustee for cancellation.
The applicable issuer will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding debt securities that are entitled to vote or take other action under the applicable indenture. In certain limited circumstances, the trustee will be entitled to set a record date for action by holders of debt securities. If the applicable issuer or the Trustee sets a record date for a vote or other action to be taken by holders of the debt securities of any series, that vote or action may be taken only by persons who are holders of such outstanding debt securities on the record date and must be taken within 180 days following the record date or a shorter period that such issuer may specify (or as the Trustee may specify, if it set the record date). The applicable issuer may shorten or lengthen (but not beyond 180 days) this period from time to time.
Satisfaction and discharge
The applicable indenture will be discharged and will cease to be of further effect as to all debt securities issued thereunder, when:
(1)
either:

(a)
all debt securities under such indenture that have been authenticated and delivered, except lost, stolen or destroyed debt securities under such indenture that have been replaced or paid and applicable series of debt securities for whose payment money has been deposited in trust and thereafter repaid to the applicable issuer or discharged from such trust, have been delivered to the trustee for cancellation; or

(b)
all debt securities under such indenture that have not been delivered to the Trustee for cancellation (i) have become due and payable by reason of the mailing of a notice of redemption or otherwise, (ii) will become due and payable at their stated maturity within one year or (iii) are to be called for redemption within one year, and, in each case the applicable issuer has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the holders of such debt securities, cash in US dollars, not-callable U.S. Government Obligations, or a combination thereof, in amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the applicable series of debt securities not delivered to the Trustee for cancellation, for principal, premium, if any, and accrued interest to the maturity date or redemption date, as the case may be;

(2)
no default or Event of Default has occurred and is continuing on the date of the deposit or will occur as a result of the deposit and the deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the applicable issuer is a party or by which the applicable issuer is bound;

(3)
the applicable issuer has paid or caused to be paid all sums payable by it under the applicable indenture including all amounts due and payable to the trustee; and

(4)
the applicable issuer has delivered irrevocable instructions to the trustee under the applicable indenture to apply the deposited money toward the payment of the applicable series of debt securities at its maturity date or redemption date, as the case may be.

In addition, the applicable issuer must deliver to the trustee an officers’ certificate of one of its responsible officers and an opinion of counsel reasonably acceptable to the trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.
Defeasance and covenant defeasance
Each indenture provides that the applicable issuer and the applicable guarantors, at the applicable issuer’s or the applicable guarantor(s)’s option with respect to debt securities of a series issued thereunder:

(1)
will be deemed to have been discharged from their respective obligations in respect of an applicable series of debt securities (except for certain obligations to register the transfer of or exchange such debt securities, to replace stolen, lost, destroyed or mutilated debt securities of such series upon satisfaction of certain requirements (including, without limitation; providing such security or indemnity as the Trustee, the applicable issuer or the applicable guarantors may require) and except obligations to pay all amounts due and owing to the trustee under the applicable indenture), to maintain paying agents and to hold certain moneys in trust for payment); or

(2)
need not comply with certain restrictive covenants of the applicable indenture (including those described under “— Certain Covenants — Limitation on Liens” and “— Certain Covenants — Consolidation, merger and sale of assets”), in each case if the applicable issuer or the applicable guarantors deposit in trust with the trustee or its nominee (i) money in an amount, (ii) U.S. Government Obligations that through the scheduled payment of principal and interest in respect of the debt securities of such series in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount or (iii) a combination thereof, in each case sufficient to pay all the principal of, and any premium and interest (and any Additional Amounts then known) on such debt securities, on the dates such payments are due in accordance with the terms of the applicable indenture and such debt securities.
In the case of discharge pursuant to clause (1) above, the applicable issuer or the applicable guarantors, as the case may be, is required to deliver to the trustee an opinion of counsel stating that (a) the applicable issuer or the applicable guarantors, as the case may be, has received from, or there has been published by, the IRS, a ruling or (b) since the original issue date of the series of debt securities, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that the holders of the applicable series of debt securities will not recognize gain or loss for U.S. federal income tax purposes as a result of the exercise of the option under clause (1) above and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised. In the case of discharge pursuant to clause (2) above, the applicable issuer or the applicable guarantors, as the case may be, is required to deliver to the Trustee an opinion of counsel stating that the holders of the debt securities of the applicable series will not recognize gain or loss for U.S. federal income tax purposes as a result of the exercise of the option under clause (2) above and will be subject to U.S. federal income tax on the same amount, in the same manner and at the same times as would have been the case if such option had not been exercised.
Global Securities
The debt securities of a series may be issued in whole or in part in the form of one or more global certificates that the issuer will deposit with a depositary identified in an applicable prospectus supplement. Unless and until it is exchanged in whole or in part for the individual debt securities that it represents, a global security may not be transferred except as a whole:
•
by the applicable depositary to a nominee of the depositary;

•
by any nominee to the depositary itself or another nominee; or

•
by the depositary or any nominee to a successor depositary or any nominee of the successor.

An applicable prospectus supplement will describe the specific terms of the depositary arrangement with respect to a series of debt securities. We anticipate that the following provisions will generally apply to depositary arrangements.
When a global security is issued, the depositary for the global security or its nominee will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual debt securities represented by that global security to the accounts of persons that have accounts with the depositary (“participants”). Those accounts will be designated by the dealers, underwriters or agents with respect to the underlying debt securities or by the issuer if those debt securities are offered and sold directly by the issuer. Ownership of beneficial interests in a global security will be limited to participants or persons that may hold interests through participants. For interests of participants, ownership of beneficial interests in the global security will be shown on records maintained by the applicable depositary or its nominee. For interests of persons other than participants, that ownership information will be shown on the records of participants. Transfer of that ownership will be effected only through those records. The laws of some states require that certain purchasers of securities take physical delivery of securities in definitive form. These limits and laws may impair our ability to transfer beneficial interests in a global security.
As long as the depositary for a global security, or its nominee, is the registered owner of that global security, the depositary or nominee will be considered the sole owner or holder of the debt securities represented by the global security for all purposes under the applicable indenture. Except as provided below, owners of beneficial interests in a global security:
•
will not be entitled to have any of the underlying debt securities registered in their names;

•
will not receive or be entitled to receive physical delivery of any of the underlying debt securities in definitive form; and

•
will not be considered the owners or holders under the indenture relating to those debt securities.

Payments of the principal of, any premium on and any interest on individual debt securities represented by a global security registered in the name of a depositary or its nominee will be made to the depositary or its nominee as the registered owner of the global security representing such debt securities. No issuer, guarantor, trustee, paying agent or registrar for the debt securities will be responsible for any aspect of the records relating to or payments made by the depositary or any participants on account of beneficial interests in the global security.
It is expected that the depositary or its nominee, upon receipt of any payment of principal, any premium or interest relating to a global security representing any series of debt securities, immediately will credit participants’ accounts with the payments. Those payments will be credited in amounts proportional to the respective beneficial interests of the participants in the principal amount of the global security as shown on the records of the depositary or its nominee. It is also expected that payments by participants to owners of beneficial interests in the global security held through those participants will be governed by standing instructions and customary practices. This is now the case with securities held for the accounts of customers registered in “street name.” Those payments will be the sole responsibility of those participants.
If the depositary for a series of debt securities is at any time unwilling, unable or ineligible to continue as depositary and a successor depositary is not appointed within 90 days, the issuer will issue individual debt securities of that series in exchange for the global security or securities representing that series. In addition, the issuer may at any time in its sole discretion determine not to have any debt securities of a series represented by one or more global securities. In that event, the issuer will issue individual debt securities of that series in exchange for the global security or securities. Furthermore, if specified in an applicable prospectus supplement, an owner of a beneficial interest in a global security may, on terms acceptable to the issuer, the trustee and the applicable depositary, receive individual debt securities of that series in exchange for those beneficial interests. The foregoing is subject to any limitations described in an applicable prospectus supplement. In any such instance, the owner of the beneficial interest will be entitled to physical delivery of individual debt securities equal in principal amount to the beneficial interest and to have the debt securities registered in its name. Those individual debt securities will be issued in any authorized denominations.
Subordination under the Amcor plc Subordinated Debt Indenture
The Amcor plc subordinated debt securities and the subordinated debt guarantees of Amcor plc with respect to AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities and Berry Global subordinated debt securities will be subordinate and junior in right of payment to all senior indebtedness of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global, respectively, to the extent provided in the Amcor plc subordinated debt indenture. None of Amcor plc, as issuer, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as Amcor plc subordinated debt guarantors, may make any payments on account of principal or any premium, redemption, interest or any other amount payable under the Amcor plc subordinated debt securities or any

Amcor plc subordinated debt guarantees at any time when it has defaulted with respect to payment of principal or any premium, interest, sinking fund or other payment due on its senior indebtedness. If any of Amcor plc, as issuer, or AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global, as Amcor plc subordinated debt guarantors, makes any payment described in the foregoing sentence before all of its senior indebtedness is paid in full, such payment or distribution will be applied to pay off the applicable senior indebtedness which remains unpaid. Subject to the condition that the senior indebtedness of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, is paid in full, if any such payments are made on the senior indebtedness of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, as described above, the holders of Amcor plc subordinated debt securities or the Amcor plc subordinated debt guarantees will be subrogated to the rights of the senior debt security holders of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be.
The Amcor plc subordinated debt indenture defines the term “senior indebtedness” to mean:
•
all indebtedness of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, whether outstanding on the date of the Amcor plc subordinated debt indenture or incurred later, for money borrowed (other than Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities or Berry Global subordinated debt securities, as the case may be) or otherwise evidenced by a note or similar instrument given in connection with the acquisition of any property or assets (other than inventory or other similar property acquired in the ordinary course of business), including securities or for the payment of money relating to a Capitalized Lease Obligation (as defined in the Amcor plc subordinated debt indenture);

•
any indebtedness of others described in the preceding bullet point which Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, has guaranteed or which is otherwise its legal obligation;

•
any of Amcor plc’s, AFUI’s, Amcor UK’s, AGF’s, Amcor International UK’s, Amcor Flexibles North America’s, Berry Global Group’s or Berry Global’s, as the case may be, indebtedness under interest rate swaps, caps or similar hedging agreements and foreign exchange contracts, currency swaps or similar agreements; and

•
renewals, extensions, refundings, restructurings, amendments and modifications of any indebtedness or guarantee described above.

“Senior indebtedness” does not include:
•
any indebtedness of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, to its subsidiaries; or

•
any indebtedness of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, which by its terms ranks equal or subordinated to the Amcor plc subordinated debt securities or Amcor plc subordinated debt guarantees in rights of payment or upon liquidation.

Because of the subordination provisions described above, some of the general creditors of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, may recover proportionately more than holders of the Amcor plc subordinated debt securities or Amcor plc subordinated debt guarantees if the assets of Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, are distributed as a result of insolvency or bankruptcy. The Amcor plc subordinated debt indenture provides that the subordination provisions will not apply to cash, properties and securities held in trust pursuant to the satisfaction and discharge and the legal defeasance provisions of the

Amcor plc subordinated debt indenture. See “— Defeasance” for additional information regarding the legal defeasance provisions affecting the subordinated debt.
We will set forth (or incorporate by reference) the approximate amount of senior indebtedness outstanding for each of Amcor plc and any applicable Amcor plc subordinated debt guarantor of a recent date in any prospectus supplement under which we offer to sell Amcor plc subordinated debt securities.
Subordination under the AFUI Subordinated Debt Indenture
The AFUI subordinated debt securities and the subordinated debt guarantees of AFUI with respect to Amcor plc subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities and Berry Global subordinated debt securities will be subordinate and junior in right of payment to all senior indebtedness of AFUI, Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global, respectively, to the extent provided in the AFUI subordinated debt indenture. None of AFUI, as issuer, Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as AFUI subordinated debt guarantors, may make any payments on account of principal or any premium, redemption, interest or any other amount payable under the AFUI subordinated debt securities or any AFUI subordinated debt guarantees at any time when it has defaulted with respect to payment of principal or any premium, interest, sinking fund or other payment due on its senior indebtedness. If any of AFUI, as issuer, or Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global, as AFUI subordinated debt guarantors, makes any payment described in the foregoing sentence before all of its senior indebtedness is paid in full, such payment or distribution will be applied to pay off the applicable senior indebtedness which remains unpaid. Subject to the condition that the senior indebtedness of AFUI, Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, is paid in full, if any such payments are made on the senior indebtedness of AFUI, Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, as described above, the holders of Amcor plc subordinated debt securities or the AFUI subordinated debt guarantees will be subrogated to the rights of the senior debt security holders of AFUI, Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be.
The AFUI subordinated debt indenture defines the term “senior indebtedness” to mean:
•
all indebtedness of AFUI, Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, whether outstanding on the date of the AFUI subordinated debt indenture or incurred later, for money borrowed (other than AFUI subordinated debt securities, Amcor plc subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities or Berry Global subordinated debt securities, as the case may be) or otherwise evidenced by a note or similar instrument given in connection with the acquisition of any property or assets (other than inventory or other similar property acquired in the ordinary course of business), including securities or for the payment of money relating to a Capitalized Lease Obligation (as defined in the AFUI subordinated debt indenture);

•
any indebtedness of others described in the preceding bullet point which AFUI, Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, has guaranteed or which is otherwise its legal obligation;

•
any of AFUI’s, Amcor plc’s, Amcor UK’s, AGF’s, Amcor International UK’s, Amcor Flexibles North America’s, Berry Global Group’s or Berry Global’s, as the case may be, indebtedness under interest rate swaps, caps or similar hedging agreements and foreign exchange contracts, currency swaps or similar agreements; and

•
renewals, extensions, refundings, restructurings, amendments and modifications of any indebtedness or guarantee described above.

“Senior indebtedness” does not include:
•
any indebtedness of AFUI, Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, to its subsidiaries; or

•
any indebtedness of AFUI, Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, which by its terms ranks equal or subordinated to the Amcor plc subordinated debt securities or AFUI subordinated debt guarantees in rights of payment or upon liquidation.

Because of the subordination provisions described above, some of the general creditors of AFUI, Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, may recover proportionately more than holders of the AFUI subordinated debt securities or AFUI subordinated debt guarantees if the assets of AFUI, Amcor plc, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, are distributed as a result of insolvency or bankruptcy. The AFUI subordinated debt indenture provides that the subordination provisions will not apply to cash, properties and securities held in trust pursuant to the satisfaction and discharge and the legal defeasance provisions of the AFUI subordinated debt indenture. See “— Defeasance” for additional information regarding the legal defeasance provisions affecting the subordinated debt.
We will set forth (or incorporate by reference) the approximate amount of senior indebtedness outstanding for each of AFUI and any applicable AFUI subordinated debt guarantor of a recent date in any prospectus supplement under which we offer to sell AFUI subordinated debt securities.
Subordination under the Amcor UK Subordinated Debt Indenture
The Amcor UK subordinated debt securities and the subordinated debt guarantees of Amcor UK with respect to Amcor plc subordinated debt securities, AFUI subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities and Berry Global subordinated debt securities will be subordinate and junior in right of payment to all senior indebtedness of Amcor UK, Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global, respectively, to the extent provided in the Amcor UK subordinated debt indenture. None of Amcor UK, as issuer, Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as Amcor UK subordinated debt guarantors, may make any payments on account of principal or any premium, redemption, interest or any other amount payable under the Amcor UK subordinated debt securities or any Amcor UK subordinated debt guarantees at any time when it has defaulted with respect to payment of principal or any premium, interest, sinking fund or other payment due on its senior indebtedness. If any of Amcor UK, as issuer, or Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global, as Amcor UK subordinated debt guarantors, makes any payment described in the foregoing sentence before all of its senior indebtedness is paid in full, such payment or distribution will be applied to pay off the applicable senior indebtedness which remains unpaid. Subject to the condition that the senior indebtedness of Amcor UK, Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, is paid in full, if any such payments are made on the senior indebtedness of Amcor UK, Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, as described above, the holders of Amcor UK subordinated debt securities or the Amcor UK subordinated debt guarantees will be subrogated to the rights of the senior debt security holders of Amcor UK, Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be.
The Amcor UK subordinated debt indenture defines the term “senior indebtedness” to mean:
•
all indebtedness of Amcor UK, Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, whether outstanding on the date of the Amcor UK subordinated debt indenture or incurred later, for money borrowed (other than Amcor UK subordinated debt securities, Amcor plc subordinated debt securities, AFUI subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities or Berry Global subordinated debt securities, as the case may be) or otherwise evidenced by a note or similar instrument given in connection with the acquisition of any property or assets (other than inventory or other similar property acquired in the ordinary course of business), including securities or for the payment of money relating to a Capitalized Lease Obligation (as defined in the Amcor UK subordinated debt indenture);
•
any indebtedness of others described in the preceding bullet point which Amcor UK, Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, has guaranteed or which is otherwise its legal obligation;

•
any of Amcor UK’s, Amcor plc’s, AFUI’s, AGF’s, Amcor International UK’s, Amcor Flexibles North America’s, Berry Global Group’s or Berry Global’s, as the case may be, indebtedness under interest rate swaps, caps or similar hedging agreements and foreign exchange contracts, currency swaps or similar agreements; and

•
renewals, extensions, refundings, restructurings, amendments and modifications of any indebtedness or guarantee described above.

“Senior indebtedness” does not include:
•
any indebtedness of Amcor UK, Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, to its subsidiaries; or

•
any indebtedness of Amcor UK, Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, which by its terms ranks equal or subordinated to the Amcor UK subordinated debt securities or Amcor UK subordinated debt guarantees in rights of payment or upon liquidation.

Because of the subordination provisions described above, some of the general creditors of Amcor UK, Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, may recover proportionately more than holders of the Amcor UK subordinated debt securities or Amcor UK subordinated debt guarantees if the assets of Amcor UK, Amcor plc, AFUI, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, are distributed as a result of insolvency or bankruptcy. The Amcor UK subordinated debt indenture provides that the subordination provisions will not apply to cash, properties and securities held in trust pursuant to the satisfaction and discharge and the legal defeasance provisions of the Amcor UK subordinated debt indenture. See “— Defeasance” for additional information regarding the legal defeasance provisions affecting the subordinated debt.
We will set forth (or incorporate by reference) the approximate amount of senior indebtedness outstanding for each of Amcor UK and any applicable Amcor UK subordinated debt guarantor of a recent date in any prospectus supplement under which we offer to sell Amcor UK subordinated debt securities.
Subordination under the AGF Subordinated Debt Indenture
The AGF subordinated debt securities and the subordinated debt guarantees of AGF with respect to Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities and Berry Global subordinated debt securities will be subordinate and junior in right of payment to all senior indebtedness of AGF, Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global, respectively, to the extent provided in the AGF subordinated debt indenture. None of AGF, as issuer, Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as AGF subordinated debt guarantors, may make any payments on account of principal or any premium, redemption, interest or any other amount payable under the AGF subordinated debt securities or any AGF subordinated debt guarantees at any time when it has defaulted with respect to payment of principal or any premium, interest, sinking fund or other payment due on its senior indebtedness. If any of AGF, as issuer, or Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group and Berry Global, as AGF subordinated debt guarantors, makes any payment described in the foregoing sentence before all of its senior indebtedness is paid in full, such payment or distribution will be applied to pay off the applicable senior indebtedness which remains unpaid. Subject to the condition that the senior indebtedness of AGF, Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, is paid in full, if any such payments are made on the senior indebtedness of AGF, Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, as described above, the holders of AGF subordinated debt securities or the AGF subordinated debt guarantees will be subrogated to the rights of the senior debt security holders of AGF, Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be.
The AGF subordinated debt indenture defines the term “senior indebtedness” to mean:
•
all indebtedness of AGF, Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, whether outstanding on the date of the AGF subordinated debt indenture or incurred later, for money borrowed (other than AGF subordinated debt securities, Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, Amcor International UK subordinated debt securities, Amcor Flexibles North America subordinated debt securities or Berry Global subordinated debt securities, as the case may be) or otherwise evidenced by a note or similar instrument given in connection with the acquisition of any property or assets (other than inventory or other similar property acquired in the ordinary course of business), including securities or for the payment of money relating to a Capitalized Lease Obligation (as defined in the AGF subordinated debt indenture);

•
any indebtedness of others described in the preceding bullet point which AGF, Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, has guaranteed or which is otherwise its legal obligation;

•
any of AGF’s, Amcor plc’s, AFUI’s, Amcor UK’s, Amcor International UK’s, Amcor Flexibles North America’s, Berry Global Group’s or Berry Global’s, as the case may be, indebtedness under interest rate swaps, caps or similar hedging agreements and foreign exchange contracts, currency swaps or similar agreements; and

•
renewals, extensions, refundings, restructurings, amendments and modifications of any indebtedness or guarantee described above.

“Senior indebtedness” does not include:
•
any indebtedness of AGF, Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, to its subsidiaries; or

•
any indebtedness of AGF, Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, which by its terms ranks equal or subordinated to the AGF subordinated debt securities or AGF subordinated debt guarantees in rights of payment or upon liquidation.

Because of the subordination provisions described above, some of the general creditors of AGF, Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, may recover proportionately more than holders of the AGF subordinated debt securities or AGF subordinated debt guarantees if the assets of AGF, Amcor plc, AFUI, Amcor UK, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, are distributed as a result of insolvency or bankruptcy. The AGF subordinated debt indenture provides that the subordination provisions will not apply to cash, properties and securities held in trust pursuant to the satisfaction and discharge and the legal defeasance provisions of the AGF subordinated debt indenture. See “— Defeasance” for additional information regarding the legal defeasance provisions affecting the subordinated debt.

We will set forth (or incorporate by reference) the approximate amount of senior indebtedness outstanding for each of AGF and any applicable AGF subordinated debt guarantor of a recent date in any prospectus supplement under which we offer to sell AGF subordinated debt securities.
Subordination under the Amcor International UK Subordinated Debt Indenture
The Amcor International UK subordinated debt securities and the subordinated debt guarantees of Amcor International UK with respect to Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor Flexibles North America subordinated debt securities and Berry Global subordinated debt securities will be subordinate and junior in right of payment to all senior indebtedness of Amcor International UK, Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group and Berry Global, respectively, to the extent provided in the Amcor International UK subordinated debt indenture. None of Amcor International UK, as issuer, Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as Amcor International UK subordinated debt guarantors, may make any payments on account of principal or any premium, redemption, interest or any other amount payable under the Amcor International UK subordinated debt securities or any Amcor International UK subordinated debt guarantees at any time when it has defaulted with respect to payment of principal or any premium, interest, sinking fund or other payment due on its senior indebtedness. If any of Amcor International UK, as issuer, or Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group and Berry Global, as Amcor International UK subordinated debt guarantors, makes any payment described in the foregoing sentence before all of its senior indebtedness is paid in full, such payment or distribution will be applied to pay off the applicable senior indebtedness which remains unpaid. Subject to the condition that the senior indebtedness of Amcor International UK, Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, is paid in full, if any such payments are made on the senior indebtedness of Amcor International UK, Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, as described above, the holders of Amcor International UK subordinated debt securities or the Amcor International UK subordinated debt guarantees will be subrogated to the rights of the senior debt security holders of Amcor International UK, Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be.
The Amcor International UK subordinated debt indenture defines the term “senior indebtedness” to mean:
•
all indebtedness of Amcor International UK, Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, whether outstanding on the date of the Amcor International UK subordinated debt indenture or incurred later, for money borrowed (other than Amcor International UK subordinated debt securities, Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor Flexibles North America subordinated debt securities or Berry Global subordinated debt securities, as the case may be) or otherwise evidenced by a note or similar instrument given in connection with the acquisition of any property or assets (other than inventory or other similar property acquired in the ordinary course of business), including securities or for the payment of money relating to a Capitalized Lease Obligation (as defined in the Amcor International UK subordinated debt indenture);

•
any indebtedness of others described in the preceding bullet point which Amcor International UK, Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, has guaranteed or which is otherwise its legal obligation;

•
any of Amcor International UK’s, Amcor plc’s, AFUI’s, Amcor UK’s, AGF’s, Amcor Flexibles North America’s, Berry Global Group’s or Berry Global’s, as the case may be, indebtedness under interest rate swaps, caps or similar hedging agreements and foreign exchange contracts, currency swaps or similar agreements; and

•
renewals, extensions, refundings, restructurings, amendments and modifications of any indebtedness or guarantee described above.

“Senior indebtedness” does not include:
•
any indebtedness of Amcor International UK, Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, to its subsidiaries; or

•
any indebtedness of Amcor International UK, Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, which by its terms ranks equal or subordinated to the Amcor International UK subordinated debt securities or Amcor International UK subordinated debt guarantees in rights of payment or upon liquidation.

Because of the subordination provisions described above, some of the general creditors of Amcor International UK, Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, may recover proportionately more than holders of the Amcor International UK subordinated debt securities or Amcor International UK subordinated debt guarantees if the assets of Amcor International UK, Amcor plc, AFUI, Amcor UK, AGF, Amcor Flexibles North America, Berry Global Group or Berry Global, as the case may be, are distributed as a result of insolvency or bankruptcy. The Amcor International UK subordinated debt indenture provides that the subordination provisions will not apply to cash, properties and securities held in trust pursuant to the satisfaction and discharge and the legal defeasance provisions of the Amcor International UK subordinated debt indenture. See “— Defeasance” for additional information regarding the legal defeasance provisions affecting the subordinated debt.
We will set forth (or incorporate by reference) the approximate amount of senior indebtedness outstanding for each of Amcor International UK and any applicable Amcor International UK subordinated debt guarantor of a recent date in any prospectus supplement under which we offer to sell Amcor International UK subordinated debt securities.
Subordination under the Amcor Flexibles North America Subordinated Debt Indenture
The Amcor Flexibles North America subordinated debt securities and the subordinated debt guarantees of Amcor Flexibles North America with respect to Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities and Berry Global subordinated debt securities will be subordinate and junior in right of payment to all senior indebtedness of Amcor Flexibles North America, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group and Berry Global, respectively, to the extent provided in the Amcor Flexibles North America subordinated debt indenture. None of Amcor Flexibles North America, as issuer, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as Amcor Flexibles North America subordinated debt guarantors, may make any payments on account of principal or any premium, redemption, interest or any other amount payable under the Amcor Flexibles North America subordinated debt securities or any Amcor Flexibles North America subordinated debt guarantees at any time when it has defaulted with respect to payment of principal or any premium, interest, sinking fund or other payment due on its senior indebtedness. If any of Amcor Flexibles North America, as issuer, or Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group and Berry Global, as Amcor Flexibles North America subordinated debt guarantors, makes any payment described in the foregoing sentence before all of its senior indebtedness is paid in full, such payment or distribution will be applied to pay off the applicable senior indebtedness which remains unpaid. Subject to the condition that the senior indebtedness of Amcor Flexibles North America, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as the case may be, is paid in full, if any such payments are made on the senior indebtedness of Amcor Flexibles North America, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as the case may be, as described above, the holders of Amcor Flexibles North America subordinated debt securities or the Amcor Flexibles North America subordinated debt guarantees will be subrogated to the rights of the senior debt security holders of Amcor Flexibles North America, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as the case may be.

The Amcor Flexibles North America subordinated debt indenture defines the term “senior indebtedness” to mean:
•
all indebtedness of Amcor Flexibles North America, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as the case may be, whether outstanding on the date of the Amcor Flexibles North America subordinated debt indenture or incurred later, for money borrowed (other than Amcor Flexibles North America subordinated debt securities, Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities or Berry Global subordinated debt securities, as the case may be) or otherwise evidenced by a note or similar instrument given in connection with the acquisition of any property or assets (other than inventory or other similar property acquired in the ordinary course of business), including securities or for the payment of money relating to a Capitalized Lease Obligation (as defined in the Amcor Flexibles North America subordinated debt indenture);

•
any indebtedness of others described in the preceding bullet point which Amcor Flexibles North America, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as the case may be, has guaranteed or which is otherwise its legal obligation;

•
any of Amcor Flexibles North America’s, Amcor plc’s, AFUI’s, Amcor UK’s, AGF’s, Amcor International UK’s, Berry Global Group’s or Berry Global’s, as the case may be, indebtedness under interest rate swaps, caps or similar hedging agreements and foreign exchange contracts, currency swaps or similar agreements; and

•
renewals, extensions, refundings, restructurings, amendments and modifications of any indebtedness or guarantee described above.

“Senior indebtedness” does not include:
•
any indebtedness of Amcor Flexibles North America, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as the case may be, to its subsidiaries; or

•
any indebtedness of Amcor Flexibles North America, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as the case may be, which by its terms ranks equal or subordinated to the Amcor Flexibles North America subordinated debt securities or Amcor Flexibles North America subordinated debt guarantees in rights of payment or upon liquidation.

Because of the subordination provisions described above, some of the general creditors of Amcor Flexibles North America, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as the case may be, may recover proportionately more than holders of the Amcor Flexibles North America subordinated debt securities or Amcor Flexibles North America subordinated debt guarantees if the assets of Amcor Flexibles North America, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Berry Global Group or Berry Global, as the case may be, are distributed as a result of insolvency or bankruptcy. The Amcor Flexibles North America subordinated debt indenture provides that the subordination provisions will not apply to cash, properties and securities held in trust pursuant to the satisfaction and discharge and the legal defeasance provisions of the Amcor Flexibles North America subordinated debt indenture. See “— Defeasance” for additional information regarding the legal defeasance provisions affecting the subordinated debt.
We will set forth (or incorporate by reference) the approximate amount of senior indebtedness outstanding for each of Amcor Flexibles North America and any applicable Amcor Flexibles North America subordinated debt guarantor of a recent date in any prospectus supplement under which we offer to sell Amcor Flexibles North America subordinated debt securities.
Subordination under the Berry Global Subordinated Debt Indenture
The Berry Global subordinated debt securities and the subordinated debt guarantees of Berry Global with respect to Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities and Amcor Flexibles North America subordinated debt securities will be subordinate and junior in right of payment to all senior indebtedness of Berry Global, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America and Berry Global Group, respectively, to the extent provided in the Berry Global subordinated debt indenture. None of Berry Global, as issuer, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global Group, as Berry Global subordinated debt guarantors, may make any payments on account of principal or any premium, redemption, interest or any other amount payable under the Berry Global subordinated debt securities or any Berry Global subordinated debt guarantees at any time when it has defaulted with respect to payment of principal or any premium, interest, sinking fund or other payment due on its senior indebtedness. If any of Berry Global, as issuer, or Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America and Berry Global Group, as Berry Global subordinated debt guarantors, makes any payment described in the foregoing sentence before all of its senior indebtedness is paid in full, such payment or distribution will be applied to pay off the applicable senior indebtedness which remains unpaid. Subject to the condition that the senior indebtedness of Berry Global, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global Group, as the case may be, is paid in full, if any such payments are made on the senior indebtedness of Berry Global, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global Group, as the case may be, as described above, the holders of Berry Global subordinated debt securities or the Berry Global subordinated debt guarantees will be subrogated to the rights of the senior debt security holders of Berry Global, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global Group, as the case may be.
The Berry Global subordinated debt indenture defines the term “senior indebtedness” to mean:
•
all indebtedness of Berry Global, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global Group, as the case may be, whether outstanding on the date of the Berry Global subordinated debt indenture or incurred later, for money borrowed (other than Berry Global subordinated debt securities, Amcor plc subordinated debt securities, AFUI subordinated debt securities, Amcor UK subordinated debt securities, AGF subordinated debt securities, Amcor International UK subordinated debt securities or Amcor Flexibles North America subordinated debt securities, as the case may be) or otherwise evidenced by a note or similar instrument given in connection with the acquisition of any property or assets (other than inventory or other similar property acquired in the ordinary course of business), including securities or for the payment of money relating to a Capitalized Lease Obligation (as defined in the Berry Global subordinated debt indenture);

•
any indebtedness of others described in the preceding bullet point which Berry Global, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global Group, as the case may be, has guaranteed or which is otherwise its legal obligation;

•
any of Berry Global’s, Amcor plc’s, AFUI’s, Amcor UK’s, AGF’s, Amcor International UK’s, Amcor Flexibles North America’s or Berry Global Group’s, as the case may be, indebtedness under interest rate swaps, caps or similar hedging agreements and foreign exchange contracts, currency swaps or similar agreements; and

•
renewals, extensions, refundings, restructurings, amendments and modifications of any indebtedness or guarantee described above.

“Senior indebtedness” does not include:
•
any indebtedness of Berry Global, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global Group, as the case may be, to its subsidiaries; or

•
any indebtedness of Berry Global, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global Group, as the case may be, which by its terms ranks equal or subordinated to the Berry Global subordinated debt securities or Berry Global subordinated debt guarantees in rights of payment or upon liquidation.

Because of the subordination provisions described above, some of the general creditors of Berry Global, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America

or Berry Global Group, as the case may be, may recover proportionately more than holders of the Berry Global subordinated debt securities or Berry Global subordinated debt guarantees if the assets of Berry Global, Amcor plc, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America or Berry Global Group, as the case may be, are distributed as a result of insolvency or bankruptcy. The Berry Global subordinated debt indenture provides that the subordination provisions will not apply to cash, properties and securities held in trust pursuant to the satisfaction and discharge and the legal defeasance provisions of the Berry Global subordinated debt indenture. See “— Defeasance” for additional information regarding the legal defeasance provisions affecting the subordinated debt.
We will set forth (or incorporate by reference) the approximate amount of senior indebtedness outstanding for each of Berry Global and any applicable Berry Global subordinated debt guarantor of a recent date in any prospectus supplement under which we offer to sell Berry Global subordinated debt securities.
Guarantees
Under each guarantee, the applicable guarantor will unconditionally guarantee the due and punctual payment of the principal, interest (if any), premium (if any) and all other amounts due on the applicable debt securities and under the applicable indenture when the same shall become due and payable, whether at maturity, pursuant to mandatory or optional redemption or repayments, by acceleration or otherwise, in each case after any applicable grace periods or notice requirements, according to the terms of the applicable debt securities.
The obligations of each guarantor under the guarantees will be unconditional, regardless of the enforceability of the applicable debt securities, and will not be discharged until all obligations under those debt securities and the applicable indenture are satisfied. Holders of the applicable debt securities may proceed directly against the applicable guarantor under the applicable guarantee if an event of default affecting those debt securities occurs without first proceeding against the applicable issuer.
Conversion Rights
An applicable prospectus supplement will describe the terms and conditions, if any, on which debt securities being offered are convertible into ordinary shares of Amcor plc or other securities. Such terms will include the conversion price, the conversion period, provisions as to whether conversion will be at the applicable issuer’s option or the option of the holder, the events requiring an adjustment of the conversion price and provisions affecting conversion in the event of the redemption of those debt securities.
Governing law
The indentures, and any debt securities and related guarantees that the applicable issuers and the applicable guarantors may, from time to time, issue, will be governed by and construed in accordance with the laws of the State of New York, but without regard to the principles of conflicts of laws of such State that would permit or require the application of the laws of a jurisdiction other than such State, provided, however, that all matters governing the authorization and execution of the applicable indentures and any debt securities and guarantees issued by Amcor plc will be governed by and construed in accordance with the laws of the Bailiwick of Jersey, all matters governing the authorization and execution of the applicable indentures and any debt securities and guarantees issued by AFUI will be governed by and construed in accordance with the laws of the State of Delaware, all matters governing the authorization and execution of the applicable indentures and any debt securities and guarantees issued by Amcor UK will be governed by and construed in accordance with the laws of England and Wales, all matters governing the authorization and execution of the applicable indentures and any debt securities and guarantees issued by AGF will be governed by and construed in accordance with the laws of England and Wales, all matters governing the authorization and execution of the applicable indentures and any debt securities and guarantees issued by Amcor International UK will be governed by and construed in accordance with the laws of England and Wales, all matters governing the authorization and execution of the applicable indentures and any debt securities and guarantees issued by Amcor Flexibles North America will be governed by and construed in accordance with the laws of Missouri, all matters governing the authorization and execution of any guarantees issued by Berry Global Group will be governed by and construed in accordance with the laws of the State of Delaware and all matters governing the authorization and execution of the applicable indentures and any debt securities and guarantees issued by Berry Global will be governed by and construed in accordance with the laws of the State of Delaware.
Consent to service of process
The indentures provide that each of the applicable issuers and the applicable guarantors have irrevocably designated, or will irrevocably designate, AFUI as its authorized agent for service of process in any legal action or proceeding, arising out of or relating to the applicable indentures, and any debt securities or related guarantees that the applicable issuers and the applicable guarantors may, from time to time, issue, brought in any federal or state court in the Borough of Manhattan, The City of New York, New York, and the applicable issuers and the applicable guarantors will each irrevocably submit to the non-exclusive jurisdiction of such courts.
Concerning the Trustee
Deutsche Bank Trust Company Americas is the Trustee under each indenture. Among other things, the indentures provide that the applicable issuers and the applicable guarantors will jointly and severally indemnify the Trustee, its directors, officers and employees against any claim, loss, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred without negligence, bad faith or willful misconduct of the Trustee in connection with the acceptance or administration of the trust created by the applicable indenture.
Certain Definitions
For purposes of this Description of Debt Securities and Guarantees:
“Accounts” means the consolidated statement of financial position, consolidated income statement, consolidated statement of comprehensive income, consolidated statement of changes in equity and consolidated cash flow statement of the Group, prepared on a consolidated basis in accordance with U.S. GAAP, together with reports (including directors’ reports and, if applicable, auditors’ reports) and notes attached to or intended to be read with any such consolidated financial statements.
“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City, United States or London, United Kingdom are required or authorized to be closed.
“Change in Lease Accounting Standard” means, and shall be deemed to have occurred, as of the date of effectiveness of the FASB Accounting Standards Codification 842, Leases (or any other United States Accounting Standards Codification having a similar result or effect) (and related interpretations) and, as applicable, the date of effectiveness of the AASB AAS 16 (Leases).
“Default” means any event which is, or after notice or lapse of time or both would become, an Event of Default.
“Equity Interests” means shares of capital stock, partnership interests, membership interests, beneficial interests or other ownership interests, whether voting or nonvoting, in, or interests in the income or profits of, a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing; provided that, prior to the conversion thereof, debt securities convertible into Equity Interests shall not constitute Equity Interests.
“Finance Lease” means a “finance lease” in accordance with U.S. GAAP under FASB Accounting Standards Codification 840, Leases.
“Group” means Amcor plc and its Subsidiaries taken as a whole.
“Hedge Agreement” means any agreement with respect to any swap, forward, future or derivative transaction, or any option or similar agreement, involving, or settled by reference to, one or more rates, currencies, commodities, prices of equity or debt securities or instruments, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, or any similar transaction or combination of the foregoing transactions; provided that any options, rights or shares issued pursuant to any employee share or bonus plan, including any phantom rights or phantom shares, or any similar plans providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or its Subsidiaries shall not be a Hedge Agreement.
“Indebtedness” means, with respect to any Person, all obligations of such Person, present or future, actual or contingent, in respect of moneys borrowed or raised or otherwise arising in respect of any financial accommodation whatsoever, including (a) amounts raised by acceptance or endorsement under any acceptance credit or endorsement credit opened on behalf of such Person, (b) any Indebtedness (whether actual or contingent, present or future) of another Person that is guaranteed, directly or indirectly, by such Person or that is secured by any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed by such Person, (c) the net amount actually or contingently (assuming the arrangement was closed out on the relevant day) payable by such Person under or in connection with any Hedge Agreement, (d) liabilities (whether actual or contingent, present or future) in respect of redeemable preferred Equity Interests in such Person or any obligation of such Person incurred to buy back any Equity Interests in such Person, (e) liabilities (whether actual or contingent, present or future) under Finance Leases for which such Person is liable, (f) any liability (whether actual or contingent, present or future) in respect of any letter of credit opened or established on behalf of such Person, (g) all obligations of such Person in respect of the deferred purchase price of any asset or service and any related obligation deferred (i) for more than 90 days or (ii) if longer, in respect of trade creditors, for more than the normal period of payment for sale and purchase within the relevant market (but not including any deferred amounts arising as a result of such a purchase being contested in good faith), (h) amounts for which such Person may be liable (whether actually or contingently, presently or in the future) in respect of factored debts or the advance sale of assets for which there is recourse to such Person, (i) all obligations of such Person evidenced by debentures, notes, debenture stock, bonds or other financial instruments, whether issued for cash or a consideration other than cash and in respect of which such Person is liable as drawer, acceptor, endorser, issuer or otherwise, (j) obligations of such Person in respect of notes, bills of exchange or commercial paper or other financial instruments and (k) any indebtedness (whether actual or contingent, present or future) for moneys owing under any instrument entered into by such Person primarily as a method of raising finance and that is not otherwise referred to in this definition. The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such other Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Indebtedness (including any guarantee) of any member of the Group shall exclude that certain deed of cross guarantee pursuant to the ASIC Corporations (Wholly-owned Companies) Instrument 2016/785, or any predecessor or replacement class order or instrument, as such instrument or class order is amended from time to time, provided that any obligors and obligee thereunder shall be members of the Group.
“Lien” means, with respect to any asset, (a) any mortgage, deed or other instrument of trust, lien, pledge, hypothecation, charge, security interest or other encumbrance on, in or of such asset, including any arrangement entered into for the purpose of making particular assets available to satisfy any Indebtedness or other obligation and (b) the interest of a vendor or a lessor under any conditional sale agreement, Finance Lease or capital lease or title retention agreement (other than any title retention agreement entered into with a vendor on normal commercial terms in the ordinary course of business) relating to such asset.
“Limited Recourse Indebtedness” means Indebtedness incurred by the Company or any Subsidiary to finance the creation or development of a Project or proposed Project of the Company or such Subsidiary, provided that, as specified in the terms of such Limited Recourse Indebtedness:
(a)
the Person (the “Relevant Person”) in whose favor such Indebtedness is incurred does not have any right to enforce its rights or remedies (including for any breach of any representation or warranty or obligation) against the Company or such Subsidiary, as applicable, or against the Project Assets of the Company or such Subsidiary, as applicable, in each case, except for the purpose of enforcing a Lien that attaches only to the Project Assets and secures an amount equal to the lesser of the value of the Project Assets of the Company or such Subsidiary, as applicable encumbered by such Lien and the amount of Indebtedness secured by such Lien; and

(b)
the Relevant Person is not permitted or entitled (i) except as and to the extent permitted by clause (a) above, to enforce any right or remedy against, or demand payment or repayment of any amount from, the Company or any Subsidiary (including for breach of any representation or warranty or obligation), (ii) except as and to the extent permitted by clause (a) above, to commence or enforce any proceedings against the Company or any Subsidiary or (iii) to apply to wind up, or prove in the winding up of, the Company or any Subsidiary, such that the Relevant Person’s only right of recourse in respect of such Indebtedness or such Lien is to the Project Assets encumbered by such Lien.
“Person” means any individual, corporation, partnership, association, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.
“Principal Subsidiary” means, as of any date, any Subsidiary (including any Successor Person of such Subsidiary) that (i) accounts for greater than 5% of the consolidated total assets of the Company and its Subsidiaries as of such date, determined in accordance with U.S. GAAP, or (ii) accounted for greater than 5% of the consolidated revenues of the Company and its Subsidiaries for the immediately preceding fiscal year of the Company, determined in accordance with U.S. GAAP.
“Project” means any project or development undertaken or proposed to be undertaken by the Company or any Subsidiary involving (a) the acquisition of assets or property, (b) the development of assets or property for exploitation or (c) the acquisition and development of assets or property for exploitation.
“Project Assets” means (a) any asset or property of the Company or any Subsidiary relating to the creation or development of a Project or proposed Project of the Company or such Subsidiary, including any assets or property of the Company or such Subsidiary, as applicable, derived from, produced by or related to such Project and (b) any fully paid shares or other Equity Interests in any Subsidiary that are held by the direct parent company of such Subsidiary, provided that (i) such Subsidiary carries on no business other than the business of such Project or proposed Project and (ii) there is no recourse to such direct parent company of such Subsidiary other than to those fully paid shares or other Equity Interests and the rights and proceeds in respect of such shares or Equity Interests.
“Subsidiary” means, with respect any Person, (a) any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns or controls sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and (b) any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.
“Total Tangible Assets” means, as of any date, (a) the aggregate amount of the assets (other than intangible assets, goodwill and deferred tax assets) of the Group, as disclosed on the consolidated statement of financial position in the most recent Accounts of the Group, minus (b) the lesser of (i) the aggregate value of all Project Assets subject to any Lien securing any Limited Recourse Indebtedness and (ii) the aggregate principal amount of Limited Recourse Indebtedness, in each case, as reflected in (or derived from) the most recent Accounts of the Group, plus (c) the net cash proceeds received by the Company from any share capital issuance by the Company consummated after the date of the most recent balance sheet included in such Accounts and on or prior to such date.
“U.S. GAAP” means the generally accepted accounting principles in the United States.
“U.S. Government Obligations” means direct obligations (or certificates representing an ownership interest in such obligations) of the United States (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States is pledged and which are not callable at the issuer’s option.

DESCRIPTION OF WARRANTS
Amcor plc may issue warrants to purchase its debt or equity securities or securities of third parties or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing, subject to the consent of the Jersey Financial Services Commission, if required. Warrants may be issued independently or together with any other securities and may be attached to, or separate from, such securities. Each series of warrants will be issued under a separate warrant agreement to be entered into between Amcor plc and a warrant agent. The terms of any warrants to be issued and a description of the material provisions of the applicable warrant agreement will be set forth in the applicable prospectus supplement.
The applicable prospectus supplement will describe the following terms of any warrants in respect of which this prospectus and such prospectus supplement is being delivered:
•
the title of such warrants;

•
the aggregate number of such warrants;

•
the price or prices at which such warrants will be issued;

•
the currency or currencies in which the price of such warrants will be payable;

•
the securities or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing, purchasable upon exercise of such warrants;

•
the price at which and the currency or currencies in which the securities or other rights purchasable upon exercise of such warrants may be purchased;

•
the date on which the right to exercise such warrants shall commence and the date on which such right shall expire;

•
if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•
if applicable, the designation and terms of the securities with which such warrants are issued and the number of such warrants issued with each such security;

•
if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•
information with respect to book-entry procedures, if any;

•
if applicable, a discussion of certain material United States federal income tax consequences; and

•
any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

PLAN OF DISTRIBUTION
We, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global may sell the securities covered by this prospectus in any of the following ways (or in any combination):
•
through underwriters, dealers or remarketing firms;

•
directly to one or more purchasers, including to a limited number of institutional purchasers;

•
in “at the market” offerings, within the meaning of Rule 415(a)(4) under the Securities Act, to or through a market maker or into an existing trading market on an exchange or otherwise;

•
through agents;

•
directly to our stockholders, including as a dividend or distribution or in a subscription rights offering;

•
any combination of the distribution methods above; or

•
any other methods of distribution described in an applicable prospectus supplement.

Any such dealer or agent, in addition to any underwriter, may be deemed to be an underwriter within the meaning of the Securities Act. Any discounts or commissions received by an underwriter, dealer, remarketing firm or agent on the sale or resale of securities may be considered by the SEC to be underwriting discounts and commissions under the Securities Act.
In addition, we, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If any applicable prospectus supplement so indicates, in connection with such a transaction, the third parties may, pursuant to this prospectus and that applicable prospectus supplement, sell securities covered by this prospectus and that applicable prospectus supplement. If so, the third party may use securities borrowed from us, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global or others to settle such sales and may use securities received from us to close any related short positions. We, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global may also loan or pledge securities covered by this prospectus and any applicable prospectus supplement to third parties, who may sell the loaned securities or, in an event of default in the case of a pledge, sell the pledged securities covered by this prospectus and that applicable prospectus supplement.
The terms of the offering of the securities with respect to which this prospectus is being delivered will be set forth in any applicable prospectus supplement or supplements and will include, among other things:
•
the type of and terms of the securities offered;

•
the price of the securities;

•
the proceeds to us from the sale of the securities;

•
the names of the securities exchanges, if any, on which the securities are listed;

•
the names of any underwriters, dealers, remarketing firms or agents and the amount of securities underwritten or purchased by each of them;

•
any underwriting discounts, agency fees or other compensation to underwriters or agents; and

•
any discounts or concessions which may be allowed or reallowed or paid to dealers.

If underwriters are used in the sale of securities, those securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The securities may be offered to the public either through underwriting syndicates represented by managing underwriters or directly by one or more underwriters acting alone. Unless otherwise set forth in any applicable prospectus supplement, the obligations of the underwriters to purchase the securities described in any applicable prospectus supplement will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all of those securities if any are purchased by them. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time. The applicable prospectus supplement will state any material relationships between the underwriters and us and the nature of the underwriters’ obligation to take and pay for securities.
Underwriters and agents may from time to time purchase and sell securities in the secondary market, but are not obligated to do so, and there can be no assurance that there will be a secondary market for the securities or liquidity in the secondary market if one develops. From time to time, underwriters and agents may make a market in the securities but are not obligated to do so and may cease to do so at any time.
If the dealers acting as principals are used in the sale of any securities, those securities will be acquired by the dealers, as principals, and may be resold from time to time in one or more transactions at varying prices to be determined by the dealer at the time of resale. The name of any dealer and the terms of the transactions will be set forth in an applicable prospectus supplement with respect to the securities being offered.
Securities may also be offered and sold, if so indicated in any applicable prospectus supplement in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more firms, which we refer to as the “remarketing firms,” acting as principals for their own accounts or as our agents, as applicable. Any remarketing firm will be identified and the terms of its agreement, if any, with us, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global and its compensation will be described in any applicable prospectus supplement. Remarketing firms may be deemed to be underwriters, as that term is defined in the Securities Act in connection with the securities remarketed thereby.
The securities may be sold directly by us, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global or through agents designated by us from time to time. In the case of securities sold directly by us, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, no underwriters or agents would be involved. Any agents involved in the offer or sale of the securities in respect of which this prospectus is being delivered, and any commissions payable by us, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global to such agents, will be set forth in any applicable prospectus supplement. Unless otherwise indicated in any applicable prospectus supplement, any such agent will be acting on a best efforts basis for the period of its appointment.
We, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global may authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase the securities to which this prospectus and the applicable prospectus supplement or supplements relate from us at the public offering price set forth in an applicable prospectus supplement plus, if applicable, accrued interest, pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. Those contracts will be subject only to those conditions set forth in an applicable prospectus supplement, and an applicable prospectus supplement will set forth the commission payable for solicitation of those contracts.
Agents, dealers, underwriters and remarketing firms may be entitled, under agreements entered into with us, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and/or Berry Global, to indemnification by us, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group and/or Berry Global against certain civil liabilities, including liabilities under the Securities Act, or to contribution to payments they may be required to make in respect thereof. Agents, dealers, underwriters and remarketing firms may be customers of, engage in transactions with, or perform services for us or our subsidiaries in the ordinary course of business.
Unless otherwise indicated in any applicable prospectus supplement, all securities offered by this prospectus will be new issues with no established trading market. We, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group or Berry Global, as applicable, may elect to list any of the securities on one or more exchanges, but unless otherwise specified in any applicable prospectus supplement, neither we, AFUI, Amcor UK, AGF, Amcor International UK, Amcor Flexibles North America, Berry Global Group nor Berry Global shall be obligated to do so. In addition, underwriters will not be obligated to make a market in any securities. No assurance can be given regarding the activity of trading in, or liquidity of, any securities.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying securities so long as the stabilizing bids do not exceed a specified maximum. Short-covering transactions involve purchases of the securities in the open market after the distribution is completed to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

EXPERTS
The financial statements of Amcor plc and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K of Amcor plc for the year ended June 30, 2024 have been so incorporated in reliance on the report of PricewaterhouseCoopers AG, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The consolidated financial statements of Berry Global Group, Inc. appearing in Amcor plc’s Current Report on Form 8-K, filed with the SEC on April 29, 2025 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
LEGAL MATTERS
The validity of the securities will be passed upon for us by Perkins Coie LLP, as to certain matters of New York and Delaware law, Armstrong Teasdale LLP, as to certain matters of Missouri law, Ogier (Jersey) LLP, as to certain matters of Jersey law, and Herbert Smith Freehills Kramer LLP, as to certain matters of English law.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14.   Other Expenses of Issuance and Distribution.
The registrants’ estimated expenses in connection with the issuance and distribution of the securities being registered are set forth in the following table.
SEC Registration Fee	$	*
Legal Fees and Expenses		**
Trustee Fees and Expenses		**
Accounting Fees and Expenses		**
Printing Expenses		**
Stock Exchange and Other Listing Fees		**
Miscellaneous		**
Total	$	**

*
In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, the registrants are deferring payment of the registration fee for the securities offered by this prospectus.

**
These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15.   Indemnification of Directors and Officers.
Indemnification of directors and officers of Amcor plc
Except as hereinafter set forth, there is no charter provision, bylaw, contract, arrangement or statute under which any director or officer of Amcor plc is insured or indemnified in any manner against any liability which he or she may incur in his or her capacity as such.
Pursuant to Section 11.2 of the Articles of Association of Amcor plc, Amcor plc must indemnify each director and officer on a full indemnity basis and to the full extent permitted by law.
Amcor plc’s Articles of Association provide in relevant part: “The Company must indemnify each Officer on a full indemnity basis and to the full extent permitted by law against all losses, liabilities, costs, charges and expenses (Liabilities) incurred by the Officer as a present or former director or officer of the Company or of a related body corporate.” As used in the foregoing sentence, the term “Officer” includes each person who is or has been a director or executive officer of the Company and such other officers or former officers of Amcor plc or of its related bodies corporate as Amcor plc’s board of directors in each case determines.
The relevant provision of the Companies (Jersey) Law 1991 is Article 77, which provides:
(1)   Subject to paragraphs (2) and (3), any provision, whether contained in the articles of, or in a contract with, a company or otherwise, whereby the company or any of its subsidiaries or any other person, for some benefit conferred or detriment suffered directly or indirectly by the company, agrees to exempt any person from, or indemnify any person against, any liability which by law would otherwise attach to the person by reason of the fact that the person is or was an officer of the company shall be void.
(2)   Paragraph (1) does not apply to a provision for exempting a person from or indemnifying the person against —
a.   any liabilities incurred in defending any proceedings (whether civil or criminal) —
(i)   in which judgment is given in the person’s favour or the person is acquitted,

(ii)   which are discontinued otherwise than for some benefit conferred by the person or on the person’s behalf or some detriment suffered by the person, or
(iii)   which are settled on terms which include such benefit or detriment and, in the opinion of a majority of the directors of the company (excluding any director who conferred such benefit or on whose behalf such benefit was conferred or who suffered such detriment), the person was substantially successful on the merits in the person’s resistance to the proceedings;
b.   any liability incurred otherwise than to the company if the person acted in good faith with a view to the best interests of the company;
c.   any liability incurred in connection with an application made under Article 212 in which relief is granted to the person by the court; or
d.   any liability against which the company normally maintains insurance for persons other than directors.
(3)   Nothing in this Article shall deprive a person of any exemption or indemnity to which the person was lawfully entitled in respect of anything done or omitted by the person before the coming into force of this Article.
(4)   This Article does not prevent a company from purchasing and maintaining for any such officer insurance against any such liability.”
Amcor plc maintains an insurance policy for its directors and officers in respect of liabilities arising out of any act, error or omission whilst acting in their capacities as directors or officers of Amcor plc or its affiliated companies.
Amcor plc has entered into a Deed pursuant to which it has agreed to indemnify its Chief Financial Officer, each secretary of Amcor plc and any other of its officers as may be approved from time to time, to the maximum extent permitted under law, from liability in respect of any claim, demand, suit, action, proceeding or cause of action commenced or threatened against such officer and arising out of the conduct of the business of Amcor plc or the discharge of the duties of such officer, in its capacity as such, subject to certain limited exceptions.
Indemnification of directors and officers of Amcor Finance (USA), Inc.
Except as hereinafter set forth, there is no charter provision, by-law, contract, arrangement or statute under which any director or officer of Amcor Finance (USA), Inc. (“AFUI”) is insured or indemnified in any manner against any liability which he or she may incur in his or her capacity as such.
Pursuant to Section 6.4 of the by-laws of AFUI: “The Corporation shall indemnify to the full extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorney’s fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this by-law, the term “Corporation” shall include any predecessor of the Corporation and any constituent corporation (including an constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term “other enterprise” shall include any corporation, partnership, joint venture, trust or employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.”
The relevant provision is Section 145 of the General Corporation Law of the State of Delaware (the “DGCL”), which authorizes a corporation’s board of directors to grant, and authorizes a court to award, indemnity to officers, directors and other corporate agents.
Section 145(a) of the DGCL provides, in general, that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
Section 145(b) of the DGCL provides, in general, that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made with respect to any claim, issue or matter as to which he or she shall have been adjudged to be liable to the corporation unless and only to the extent that the adjudicating court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, he or she is fairly and reasonably entitled to indemnity for such expenses which the adjudicating court shall deem proper.
Section 145(g) of the DGCL provides, in general, that a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify the person against such liability under Section 145 of the DGCL.
Amcor plc maintains an insurance policy for the directors and officers of AFUI in respect of liabilities arising out of any act, error or omission whilst acting in their capacities as directors or officers of AFUI or its affiliated companies.
Amcor plc has entered into a Deed pursuant to which it has agreed to indemnify each director, secretary and other officer (as may be approved) of its subsidiaries, including AFUI, to the maximum extent permitted under law, from liability in respect of any claim, demand, suit, action, proceeding or cause of action commenced or threatened against such director, secretary or other officer and arising out of the conduct of the business of Amcor plc or the discharge of the duties of such director, secretary or other officer, in its capacity as such, subject to certain limited exceptions.
The foregoing statements are subject to the detailed provisions of the DGCL and the full text of the corporate documents and agreements referenced above.
Indemnification of directors and officers of Amcor UK Finance plc
Except as hereinafter set forth, there is no charter provision, bylaw, contract, arrangement or statute under which any director or officer of Amcor UK Finance plc (“Amcor UK”) is insured or indemnified in any manner against any liability which he or she may incur in his or her capacity as such.

Pursuant to article 79 of the Articles of Association of Amcor UK, any relevant officer may be indemnified out of Amcor UK’s assets against:
a.   any liability incurred by that officer in connection with any negligence, default, breach of duty or breach of trust in relation to Amcor UK or an associated company;
b.   any liability incurred by that officer in connection with the activities of Amcor UK or an associated company in its capacity as a trustee of an occupational pension scheme (as defined in section 235(6) of the Companies Act 2006 (the “Act”)); and
c.   any other liability incurred by that officer as an officer of Amcor UK or an associated company.
Amcor UK’s Articles of Association provide in article 79.2 that “This Article does not authorise any indemnity which would be prohibited or rendered void by any provision of the Companies Acts (as defined in section 2 of the Act) or by any other provision of law.”
Amcor UK’s Articles of Association provide at article 80.1 that “The directors may decide to purchase and maintain insurance, at the expense of Amcor UK, for the benefit of any relevant officer in respect of any relevant loss.”
As used in articles 79 and 80 of Amcor UK’s Articles of Association:
a.   the term “associated company” means that companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate;
b.   a “relevant officer” means any current or former director, company secretary or other officer or an associated company; and
c.   a “relevant loss” means any loss or liability which has been or may be incurred by a relevant officer in connection with that officer’s duties or powers in relation to Amcor UK, any associated company or any pension fund or employees’ share scheme of Amcor UK or associated company.
The relevant provisions of the Act are sections 232 to 236 (as amended from time to time):
232.   Provisions protecting directors from liability
(1)   Any provision that purports to exempt a director of a company (to any extent) from any liability that would otherwise attach to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company is void.
(2)   Any provision by which a company directly or indirectly provides an indemnity (to any extent) for a director of the company, or of an associated company, against any liability attaching to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a director is void, except as permitted by —
(a)   section 233 (provision of insurance),
(b)   section 234 (qualifying third party indemnity provision), or
(c)   section 235 (qualifying pension scheme indemnity provision).
(3)   This section applies to any provision, whether contained in a company’s articles or in any contract with the company or otherwise.
(4)   Nothing in this section prevents a company’s articles from making such provision as has previously been lawful for dealing with conflicts of interest.
233.   Provision of insurance
Section 232(2) (voidness of provisions for indemnifying directors) does not prevent a company from purchasing and maintaining for a director of the company, or of an associated company, insurance against any such liability as is mentioned in that subsection.

234.   Qualifying third party indemnity provision
(1)   Section 232(2) (voidness of provisions for indemnifying directors) does not apply to qualifying third party indemnity provision.
(2)   Third party indemnity provision means provision for indemnity against liability incurred by the director to a person other than the company or an associated company. Such provision is qualifying third party indemnity provision if the following requirements are met.
(3)   The provision must not provide any indemnity against —
(a)   any liability of the director to pay —
(i)   a fine imposed in criminal proceedings, or
(ii)   a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising); or
(b)   any liability incurred by the director —
(i)   in defending criminal proceedings in which he is convicted, or
(ii)   in defending civil proceedings brought by the company, or an associated company, in which judgment is given against him, or
(iii)   in connection with an application for relief (see subsection (6)) in which the court refuses to grant him relief.
(4)   The references in subsection (3)(b) to a conviction, judgment or refusal of relief are to the final decision in the proceedings.
(5)   For this purpose —
(a)   a conviction, judgment or refusal of relief becomes final —
(i)   if not appealed against, at the end of the period for bringing an appeal, or
(ii)   if appealed against, at the time when the appeal (or any further appeal) is disposed of; and
(b)   an appeal is disposed of —
(i)   if it is determined and the period for bringing any further appeal has ended, or
(ii)   if it is abandoned or otherwise ceases to have effect.
(6)   The reference in subsection (3)(b)(iii) to an application for relief is to an application for relief under section 661(3) or (4) (power of court to grant relief in case of acquisition of shares by innocent nominee), or section 1157 (general power of court to grant relief in case of honest and reasonable conduct).
235.   Qualifying pension scheme indemnity provision
(1)   Section 232(2) (voidness of provisions for indemnifying directors) does not apply to qualifying pension scheme indemnity provision.
(2)   Pension scheme indemnity provision means provision indemnifying a director of a company that is a trustee of an occupational pension scheme against liability incurred in connection with the company’s activities as trustee of the scheme. Such provision is qualifying pension scheme indemnity provision if the following requirements are met.
(3)   The provision must not provide any indemnity against —
(a)   any liability of the director to pay —
(i)   a fine imposed in criminal proceedings, or

(ii)   a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising); or
(b)   any liability incurred by the director in defending criminal proceedings in which he is convicted.
(4)   The reference in subsection (3)(b) to a conviction is to the final decision in the proceedings.
(5)   For this purpose —
(a)   a conviction becomes final —
(i)   if not appealed against, at the end of the period for bringing an appeal, or
(ii)   if appealed against, at the time when the appeal (or any further appeal) is disposed of; and
(b)   an appeal is disposed of —
(i)   if it is determined and the period for bringing any further appeal has ended, or
(ii)   if it is abandoned or otherwise ceases to have effect.
(6)   In this section “occupational pension scheme” means an occupational pension scheme as defined in section 150(5) of the Finance Act 2004 (c. 12) that is established under a trust.
236.   Qualifying indemnity provision to be disclosed in the directors’ report
(1)   This section requires disclosure in the directors’ report of —
(a)   qualifying third party indemnity provision, and
(b)   qualifying pension scheme indemnity provision.
Such provision is referred to in this section as “qualifying indemnity provision”.
(2)   If when a directors’ report is approved any qualifying indemnity provision (whether made by the company or otherwise) is in force for the benefit of one or more directors of the company, the report must state that such provision is in force.
(3)   If at any time during the financial year to which a directors’ report relates any such provision was in force for the benefit of one or more persons who were then directors of the company, the report must state that such provision was in force.
(4)   If when a directors’ report is approved qualifying indemnity provision made by the company is in force for the benefit of one or more directors of an associated company, the report must state that such provision is in force.
(5)   If at any time during the financial year to which a directors’ report relates any such provision was in force for the benefit of one or more persons who were then directors of an associated company, the report must state that such provision was in force.
1157.   Power of court to grant relief in certain cases
(1)   If in proceedings for negligence, default, breach of duty or breach of trust against —
(a)   an officer of a company, or
(b)   a person employed by a company as auditor (whether he is or is not an officer of the company), it appears to the court hearing the case that the officer or person is or may be liable but that he acted honestly and reasonably, and that having regard to all the circumstances of the case (including those connected with his appointment) he ought fairly to be excused, the court may relieve him, either wholly or in part, from his liability on such terms as it thinks fit.

(2)   If any such officer or person has reason to apprehend that a claim will or might be made against him in respect of negligence, default, breach of duty or breach of trust —
(a)   he may apply to the court for relief, and
(b)   the court has the same power to relieve him as it would have had if it had been a court before which proceedings against him for negligence, default, breach of duty or breach of trust had been brought.
(3)   Where a case to which subsection (1) applies is being tried by a judge with a jury, the judge, after hearing the evidence, may, if he is satisfied that the defendant (in Scotland, the defender) ought in pursuance of that subsection to be relieved either in whole or in part from the liability sought to be enforced against him, withdraw the case from the jury and forthwith direct judgment to be entered for the defendant (in Scotland, grant decree of absolvitor) on such terms as to costs (in Scotland, expenses) or otherwise as the judge may think proper.
Amcor plc maintains an insurance policy for the directors and officers of Amcor UK in respect of liabilities arising out of any act, error or omission whilst acting in their capacities as directors or officers of Amcor UK or its affiliated companies.
Amcor plc has entered into a Deed pursuant to which it has agreed to indemnify each director, secretary and other officer (as may be approved) of its subsidiaries, including Amcor UK, to the maximum extent permitted under law, from liability in respect of any claim, demand, suit, action, proceeding or cause of action commenced or threatened against such director, secretary or other officer and arising out of the conduct of the business of Amcor plc or the discharge of the duties of such director, secretary or other officer, in its capacity as such, subject to certain limited exceptions.
Indemnification of directors and officers of Amcor Group Finance plc
Except as hereinafter set forth, there is no charter provision, bylaw, contract, arrangement or statute under which any director or officer of Amcor Group Finance plc (“AGF”) is insured or indemnified in any manner against any liability which he or she may incur in his or her capacity as such.
Pursuant to article 85 of the Articles of Association of AGF, any relevant director may be indemnified out of AGF’s assets against:
a.   any liability incurred by that director in connection with any negligence, default, breach of duty or breach of trust in relation to AGF or an associated company;
b.   any liability incurred by that director in connection with the activities of AGF or an associated company in its capacity as a trustee of an occupational pension scheme (as defined in section 235(6) of the Act)); and
c.   any other liability incurred by that director as an officer of AGF or an associated company.
AGF’s Articles of Association provide in article 85.2 that “This Article does not authorise any indemnity which would be prohibited or rendered void by any provision of the Companies Acts (as defined in section 2 of the Act) or by any other provision of law.”
AGF’s Articles of Association provide at article 86.1 that “The directors may decide to purchase and maintain insurance, at the expense of AGF, for the benefit of any relevant officer in respect of any relevant loss.”
As used in articles 85 and 86 of AGF’s Articles of Association:
a.   the term “associated company” means that companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate;
b.   a “relevant director” means any current or former director of AGF or an associated company; and

c.   a “relevant loss” means any loss or liability which has been or may be incurred by a relevant director in connection with that director’s duties or powers in relation to AGF, any associated company or any pension fund or employees’ share scheme of AGF or associated company.
The relevant provisions of the Act are sections 232 to 236 (as amended from time to time):
232.   Provisions protecting directors from liability
(1)   Any provision that purports to exempt a director of a company (to any extent) from any liability that would otherwise attach to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company is void.
(2)   Any provision by which a company directly or indirectly provides an indemnity (to any extent) for a director of the company, or of an associated company, against any liability attaching to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a director is void, except as permitted by —
(a)   section 233 (provision of insurance),
(b)   section 234 (qualifying third party indemnity provision), or
(c)   section 235 (qualifying pension scheme indemnity provision).
(3)   This section applies to any provision, whether contained in a company’s articles or in any contract with the company or otherwise.
(4)   Nothing in this section prevents a company’s articles from making such provision as has previously been lawful for dealing with conflicts of interest.
233.   Provision of insurance
Section 232(2) (voidness of provisions for indemnifying directors) does not prevent a company from purchasing and maintaining for a director of the company, or of an associated company, insurance against any such liability as is mentioned in that subsection.
234.   Qualifying third party indemnity provision
(1)   Section 232(2) (voidness of provisions for indemnifying directors) does not apply to qualifying third party indemnity provision.
(2)   Third party indemnity provision means provision for indemnity against liability incurred by the director to a person other than the company or an associated company. Such provision is qualifying third party indemnity provision if the following requirements are met.
(3)   The provision must not provide any indemnity against —
(a)   any liability of the director to pay —
(i)   a fine imposed in criminal proceedings, or
(ii)   a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising); or
(b)   any liability incurred by the director —
(i)   in defending criminal proceedings in which he is convicted, or
(ii)   in defending civil proceedings brought by the company, or an associated company, in which judgment is given against him, or
(iii)   in connection with an application for relief (see subsection (6)) in which the court refuses to grant him relief.

(4)   The references in subsection (3)(b) to a conviction, judgment or refusal of relief are to the final decision in the proceedings.
(5)   For this purpose —
(a)   a conviction, judgment or refusal of relief becomes final —
(i)   if not appealed against, at the end of the period for bringing an appeal, or
(ii)   if appealed against, at the time when the appeal (or any further appeal) is disposed of; and
(b)   an appeal is disposed of —
(i)   if it is determined and the period for bringing any further appeal has ended, or
(ii)   if it is abandoned or otherwise ceases to have effect.
(6)   The reference in subsection (3)(b)(iii) to an application for relief is to an application for relief under section 661(3) or (4) (power of court to grant relief in case of acquisition of shares by innocent nominee), or section 1157 (general power of court to grant relief in case of honest and reasonable conduct).
235.   Qualifying pension scheme indemnity provision
(1)   Section 232(2) (voidness of provisions for indemnifying directors) does not apply to qualifying pension scheme indemnity provision.
(2)   Pension scheme indemnity provision means provision indemnifying a director of a company that is a trustee of an occupational pension scheme against liability incurred in connection with the company’s activities as trustee of the scheme. Such provision is qualifying pension scheme indemnity provision if the following requirements are met.
(3)   The provision must not provide any indemnity against —
(a)   any liability of the director to pay —
(i)   a fine imposed in criminal proceedings, or
(ii)   a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising); or
(b)   any liability incurred by the director in defending criminal proceedings in which he is convicted.
(4)   The reference in subsection (3)(b) to a conviction is to the final decision in the proceedings.
(5)   For this purpose —
(a)   a conviction becomes final —
(i)   if not appealed against, at the end of the period for bringing an appeal, or
(ii)   if appealed against, at the time when the appeal (or any further appeal) is disposed of; and
(b)   an appeal is disposed of —
(i)   if it is determined and the period for bringing any further appeal has ended, or
(ii)   if it is abandoned or otherwise ceases to have effect.
(6)   In this section “occupational pension scheme” means an occupational pension scheme as defined in section 150(5) of the Finance Act 2004 (c. 12) that is established under a trust.
236.   Qualifying indemnity provision to be disclosed in the directors’ report
(1)   This section requires disclosure in the directors’ report of —
(a)   qualifying third party indemnity provision, and

(b)   qualifying pension scheme indemnity provision.
Such provision is referred to in this section as “qualifying indemnity provision”.
(2)   If when a directors’ report is approved any qualifying indemnity provision (whether made by the company or otherwise) is in force for the benefit of one or more directors of the company, the report must state that such provision is in force.
(3)   If at any time during the financial year to which a directors’ report relates any such provision was in force for the benefit of one or more persons who were then directors of the company, the report must state that such provision was in force.
(4)   If when a directors’ report is approved qualifying indemnity provision made by the company is in force for the benefit of one or more directors of an associated company, the report must state that such provision is in force.
(5)   If at any time during the financial year to which a directors’ report relates any such provision was in force for the benefit of one or more persons who were then directors of an associated company, the report must state that such provision was in force.
1157.   Power of court to grant relief in certain cases
(1)   If in proceedings for negligence, default, breach of duty or breach of trust against —
(a)   an officer of a company, or
(b)   a person employed by a company as auditor (whether he is or is not an officer of the company), it appears to the court hearing the case that the officer or person is or may be liable but that he acted honestly and reasonably, and that having regard to all the circumstances of the case (including those connected with his appointment) he ought fairly to be excused, the court may relieve him, either wholly or in part, from his liability on such terms as it thinks fit.
(2)   If any such officer or person has reason to apprehend that a claim will or might be made against him in respect of negligence, default, breach of duty or breach of trust —
(a)   he may apply to the court for relief, and
(b)   the court has the same power to relieve him as it would have had if it had been a court before which proceedings against him for negligence, default, breach of duty or breach of trust had been brought.
(3)   Where a case to which subsection (1) applies is being tried by a judge with a jury, the judge, after hearing the evidence, may, if he is satisfied that the defendant (in Scotland, the defender) ought in pursuance of that subsection to be relieved either in whole or in part from the liability sought to be enforced against him, withdraw the case from the jury and forthwith direct judgment to be entered for the defendant (in Scotland, grant decree of absolvitor) on such terms as to costs (in Scotland, expenses) or otherwise as the judge may think proper.
Amcor plc maintains an insurance policy which extends to cover the directors and officers of AGF in respect of liabilities arising out of any act, error or omission whilst acting in their capacities as directors or officers of AGF or its affiliated companies.
Amcor plc has entered into a Deed pursuant to which it has agreed to indemnify each director, secretary and other officer (as may be approved) of its subsidiaries, including AGF, to the maximum extent permitted under law, from liability in respect of any claim, demand, suit, action, proceeding or cause of action commenced or threatened against such director, secretary or other officer and arising out of the conduct of the business of Amcor plc or the discharge of the duties of such director, secretary or other officer, in its capacity as such, subject to certain limited exceptions.
Indemnification of directors and officers of Amcor International UK plc
Except as hereinafter set forth, there is no charter provision, bylaw, contract, arrangement or statute under which any director or officer of Amcor International UK plc (“Amcor International UK”) is insured or indemnified in any manner against any liability which he or she may incur in his or her capacity as such.

Pursuant to article 85 of the Articles of Association of Amcor International UK, any relevant director may be indemnified out of Amcor International UK’s assets against:
a.   any liability incurred by that director in connection with any negligence, default, breach of duty or breach of trust in relation to Amcor International UK or an associated company;
b.   any liability incurred by that director in connection with the activities of Amcor International UK or an associated company in its capacity as a trustee of an occupational pension scheme (as defined in section 235(6) of the Act)); and
c.   any other liability incurred by that director as an officer of Amcor International UK or an associated company.
Amcor International UK’s Articles of Association provide in article 85.2 that “This article does not authorise any indemnity which would be prohibited or rendered void by any provision of the Companies Acts (as defined in section 2 of the Act) or by any other provision of law.”
Amcor International UK’s Articles of Association provide at article 86.1 that “The directors may decide to purchase and maintain insurance, at the expense of Amcor International UK, for the benefit of any relevant officer in respect of any relevant loss.”
As used in articles 85 and 86 of Amcor International UK’s Articles of Association:
a.   the term “associated company” means that companies are associated if one is a subsidiary of the other or both are subsidiaries of the same body corporate;
b.   a “relevant director” means any current or former director of Amcor International UK or an associated company; and
c.   a “relevant loss” means any loss or liability which has been or may be incurred by a relevant director in connection with that director’s duties or powers in relation to Amcor International UK, any associated company or any pension fund or employees’ share scheme of Amcor International UK or associated company.
The relevant provisions of the Act are sections 232 to 236 (as amended from time to time):
232.   Provisions protecting directors from liability
(1)   Any provision that purports to exempt a director of a company (to any extent) from any liability that would otherwise attach to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company is void.
(2)   Any provision by which a company directly or indirectly provides an indemnity (to any extent) for a director of the company, or of an associated company, against any liability attaching to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a director is void, except as permitted by —
(a)   section 233 (provision of insurance),
(b)   section 234 (qualifying third party indemnity provision), or
(c)   section 235 (qualifying pension scheme indemnity provision).
(3)   This section applies to any provision, whether contained in a company’s articles or in any contract with the company or otherwise.
(4)   Nothing in this section prevents a company’s articles from making such provision as has previously been lawful for dealing with conflicts of interest.
233.   Provision of insurance
Section 232(2) (voidness of provisions for indemnifying directors) does not prevent a company from purchasing and maintaining for a director of the company, or of an associated company, insurance against any such liability as is mentioned in that subsection.

234.   Qualifying third party indemnity provision
(1)   Section 232(2) (voidness of provisions for indemnifying directors) does not apply to qualifying third party indemnity provision.
(2)   Third party indemnity provision means provision for indemnity against liability incurred by the director to a person other than the company or an associated company. Such provision is qualifying third party indemnity provision if the following requirements are met.
(3)   The provision must not provide any indemnity against —
(a)   any liability of the director to pay —
(i)   a fine imposed in criminal proceedings, or
(ii)   a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising); or
(b)   any liability incurred by the director —
(i)   in defending criminal proceedings in which he is convicted, or
(ii)   in defending civil proceedings brought by the company, or an associated company, in which judgment is given against him, or
(iii)   in connection with an application for relief (see subsection (6)) in which the court refuses to grant him relief.
(4)   The references in subsection (3)(b) to a conviction, judgment or refusal of relief are to the final decision in the proceedings.
(5)   For this purpose —
(a)   a conviction, judgment or refusal of relief becomes final —
(i)   if not appealed against, at the end of the period for bringing an appeal, or
(ii)   if appealed against, at the time when the appeal (or any further appeal) is disposed of; and
(b)   an appeal is disposed of —
(i)   if it is determined and the period for bringing any further appeal has ended, or
(ii)   if it is abandoned or otherwise ceases to have effect.
(6)   The reference in subsection (3)(b)(iii) to an application for relief is to an application for relief under section 661(3) or (4) (power of court to grant relief in case of acquisition of shares by innocent nominee), or section 1157 (general power of court to grant relief in case of honest and reasonable conduct).
235.   Qualifying pension scheme indemnity provision
(1)   Section 232(2) (voidness of provisions for indemnifying directors) does not apply to qualifying pension scheme indemnity provision.
(2)   Pension scheme indemnity provision means provision indemnifying a director of a company that is a trustee of an occupational pension scheme against liability incurred in connection with the company’s activities as trustee of the scheme. Such provision is qualifying pension scheme indemnity provision if the following requirements are met.
(3)   The provision must not provide any indemnity against —
(a)   any liability of the director to pay —
(i)   a fine imposed in criminal proceedings, or

(ii)   a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising); or
(b)   any liability incurred by the director in defending criminal proceedings in which he is convicted.
(4)   The reference in subsection (3)(b) to a conviction is to the final decision in the proceedings.
(5)   For this purpose —
(a)   a conviction becomes final —
(i)   if not appealed against, at the end of the period for bringing an appeal, or
(ii)   if appealed against, at the time when the appeal (or any further appeal) is disposed of; and
(b)   an appeal is disposed of —
(i)   if it is determined and the period for bringing any further appeal has ended, or
(ii)   if it is abandoned or otherwise ceases to have effect.
(6)   In this section “occupational pension scheme” means an occupational pension scheme as defined in section 150(5) of the Finance Act 2004 (c. 12) that is established under a trust.
236.   Qualifying indemnity provision to be disclosed in the directors’ report
(1)   This section requires disclosure in the directors’ report of —
(a)   qualifying third party indemnity provision, and
(b)   qualifying pension scheme indemnity provision.
Such provision is referred to in this section as “qualifying indemnity provision”.
(2)   If when a directors’ report is approved any qualifying indemnity provision (whether made by the company or otherwise) is in force for the benefit of one or more directors of the company, the report must state that such provision is in force.
(3)   If at any time during the financial year to which a directors’ report relates any such provision was in force for the benefit of one or more persons who were then directors of the company, the report must state that such provision was in force.
(4)   If when a directors’ report is approved qualifying indemnity provision made by the company is in force for the benefit of one or more directors of an associated company, the report must state that such provision is in force.
(5)   If at any time during the financial year to which a directors’ report relates any such provision was in force for the benefit of one or more persons who were then directors of an associated company, the report must state that such provision was in force.
1157.   Power of court to grant relief in certain cases
(1)   If in proceedings for negligence, default, breach of duty or breach of trust against —
(a)   an officer of a company, or
(b)   a person employed by a company as auditor (whether he is or is not an officer of the company), it appears to the court hearing the case that the officer or person is or may be liable but that he acted honestly and reasonably, and that having regard to all the circumstances of the case (including those connected with his appointment) he ought fairly to be excused, the court may relieve him, either wholly or in part, from his liability on such terms as it thinks fit.

(2)   If any such officer or person has reason to apprehend that a claim will or might be made against him in respect of negligence, default, breach of duty or breach of trust —
(a)   he may apply to the court for relief, and
(b)   the court has the same power to relieve him as it would have had if it had been a court before which proceedings against him for negligence, default, breach of duty or breach of trust had been brought.
(3)   Where a case to which subsection (1) applies is being tried by a judge with a jury, the judge, after hearing the evidence, may, if he is satisfied that the defendant (in Scotland, the defender) ought in pursuance of that subsection to be relieved either in whole or in part from the liability sought to be enforced against him, withdraw the case from the jury and forthwith direct judgment to be entered for the defendant (in Scotland, grant decree of absolvitor) on such terms as to costs (in Scotland, expenses) or otherwise as the judge may think proper.
Amcor plc maintains an insurance policy which extends to cover the directors and officers of Amcor International UK in respect of liabilities arising out of any act, error or omission whilst acting in their capacities as directors or officers of Amcor International UK or its affiliated companies.
Amcor plc has entered into a Deed pursuant to which it has agreed to indemnify each director, secretary and other officer (as may be approved) of its subsidiaries, including Amcor International UK, to the maximum extent permitted under law, from liability in respect of any claim, demand, suit, action, proceeding or cause of action commenced or threatened against such director, secretary or other officer and arising out of the conduct of the business of Amcor plc or the discharge of the duties of such director, secretary or other officer, in its capacity as such, subject to certain limited exceptions.
Indemnification of directors and officers of Amcor Flexibles North America, Inc.
The following summary is qualified in its entirety by reference to the complete text of Sections 351.355 of the Missouri General and Business Corporation Law (“MGBCL”) and the Amended and Restated Articles of Incorporation, as amended (the “Articles”), of Amcor Flexibles North America, Inc. (“Amcor Flexibles North America”) and the Amended and Restated Bylaws of Amcor Flexibles North America (the “Bylaws”).
Amcor Flexibles North America is a Missouri corporation. Section 351.355 of the MGBCL provides for permissible and mandatory indemnification of directors, officers, employees and agents of a Missouri corporation in certain circumstances.
Section 351.355.1 of the MGBCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. Section 351.355.1 further provides that the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.
Section 351.355.2 of the MGBCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity against expenses (including attorneys’ fees) and amounts paid in settlement actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of the person’s duties to the corporation unless and only to the extent that the court in which such action or suit was brought determines that such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
Section 351.355.3 of the MGBCL provides that except to the extent otherwise provided in the corporation’s articles of incorporation or bylaws, to the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding (or related claim or issue) referred to in Sections 351.355.1 and 351.355.2 of the MGBCL, that person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
Section 351.355.6 of the MGBCL provides that indemnification and advancement of expenses provided under Section 351.355 of the MGBCL are not exclusive of any other rights to indemnification or advancement of expenses provided by the corporation’s articles of incorporation or bylaws, or any agreement, vote of shareholders or disinterested directors or otherwise.
Section 351.355.7 of the MGBCL provides that a corporation shall have the power to give any further indemnity to any such person, in addition to the indemnity otherwise authorized under Section 351.355 of the MGBCL, so long as it is provided for in the corporation’s articles of incorporation, bylaws or agreement adopted by a vote of the corporation’s shareholders, and provided that no such indemnity shall indemnify any person from conduct adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.
The Bylaws provide that Amcor Flexibles North America shall, to the maximum extent and in the manner permitted by the MGBCL, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that such person is or was an agent of Amcor Flexibles North America. The Bylaws define a “director” or “officer” of Amcor Flexibles North America to include any person (a) who is or was a director or office of Amcor Flexibles North America, (b) who is or was serving at the request of Amcor Flexibles North America as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, or (c) who was a director or officer of a corporation which was a predecessor corporation of Amcor Flexibles North America or of another enterprise at the request of such predecessor corporation. Furthermore, the Bylaws provide that Amcor Flexibles North America has the power, to the maximum extent and in the manner permitted by the MGBCL, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of Amcor Flexibles North America. The Bylaws define “employee” or “agent” of Amcor Flexibles North America (other than a director or officer) to include any person (a) who is or was an employee or agent of Amcor Flexibles North America, (b) who is or was serving at the request of Amcor Flexibles North America as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of Amcor Flexibles North America or of another enterprise at the request of such predecessor corporation. The indemnification provided for in the Bylaws shall not be deemed exclusive of any other rights provided under any bylaws, agreement, vote of shareholders or disinterested directors or otherwise to the extent that such additional rights to indemnification are authorized in the Articles. Additionally, the Bylaws provide that no indemnification or advance shall be made except where such indemnification of advance is mandated by law or the order, judgment, or decree of any court of competent jurisdiction, in any circumstances where it appears: (a) that it would be inconsistent with a provision of the Articles, Bylaws, a resolution of the shareholders, or an agreement in effect at the time of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or (b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.
The Articles provide that to the fullest extent permitted under the MGBCL as the same exists or may be amended, a director of Amcor Flexibles North America shall not be liable to Amcor Flexibles North

America or its stockholders for monetary damages for a breach of fiduciary duty as a director. Additionally, the Articles provide that no amendment, modification or repeal of the applicable article by the stockholders shall adversely affect any right or protection of a director of Amcor Flexibles North America existing by virtue of such article at the time of such amendment, modification, or repeal.
Amcor plc maintains an insurance policy for the directors and officers of Amcor Flexibles North America in respect of liabilities arising out of any act, error or omission whilst acting in their capacities as directors or officers of Amcor Flexibles North America or its affiliated companies.
Amcor plc has entered into a Deed pursuant to which it has agreed to indemnify each director, secretary and other officer (as may be approved) of its subsidiaries, including Amcor Flexibles North America, to the maximum extent permitted under law, from liability in respect of any claim, demand, suit, action, proceeding or cause of action commenced or threatened against such director, secretary or other officer and arising out of the conduct of the business of Amcor plc or the discharge of the duties of such director, secretary or other officer, in its capacity as such, subject to certain limited exceptions.
Indemnification of directors and officers of Berry Global Group, Inc.
Section 145(a) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.
Section 145(b) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that despite the adjudication of liability, such person is fairly and reasonably entitled to be indemnified for such expenses which the court shall deem proper.
Section 145 of the DGCL further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue, or matter therein, he shall be indemnified against any expenses actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the corporation may purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.
Section 102(b)(7) of the DGCL provides that a Delaware corporation may, with certain limitations, set forth in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.
Section 145(g) of the DGCL provides that a Delaware corporation has the power to purchase and maintain insurance on behalf of any director, officer, employee or other agent of the corporation or, if serving in such capacity at the request of the corporation, of another enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation has the power to indemnify such person against such liability under the DGCL. Article 10 of Berry Global Group’s Amended and Restated Certificate of Incorporation permits Berry Global Group to maintain insurance, at Berry Global Group’s expense, to protect Berry Global Group or any directors, officers, employees or agents of the company or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not Berry Global Group would have the power to indemnify such person against such expense, liability or loss under the DGCL.
The Amended and Restated Certificate of Incorporation of Berry Global Group provides for indemnification, to the fullest extent permitted by the DGCL, of any director or officer of Berry Global Group (and their legal representatives), and of any person serving at the request of Berry Global Group as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (such person, an “indemnitee”), except that Berry Global Group shall indemnify an indemnitee for a proceeding initiated by such indemnitee only if the proceeding was authorized by Berry Global Group’s board of directors. The Amended and Restated Certificate of Incorporation of Berry Global Group provides for mandatory advancement of expenses to indemnitees defending any proceeding in advance of its final disposition upon an undertaking to repay such amounts advanced if it is ultimately determined that such indemnitee is not entitled to indemnification. The Amended and Restated Certificate of Incorporation of Berry Global Group states that Berry Global Group shall hold indemnitees harmless to the fullest extent authorized by the DGCL.
Amcor plc maintains an insurance policy for the directors and officers of Berry Global Group in respect of liabilities arising out of any act, error or omission whilst acting in their capacities as directors or officers of Berry Global Group or its affiliated companies.
Amcor plc has entered into a Deed pursuant to which it has agreed to indemnify each director, secretary and other officer (as may be approved) of its subsidiaries, including Berry Global Group, to the maximum extent permitted under law, from liability in respect of any claim, demand, suit, action, proceeding or cause of action commenced or threatened against such director, secretary or other officer and arising out of the conduct of the business of Amcor plc or the discharge of the duties of such director, secretary or other officer, in its capacity as such, subject to certain limited exceptions.
Indemnification of directors and officers of Berry Global, Inc.
Section 145(a) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.
Section 145(b) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that despite the adjudication of liability, such person is fairly and reasonably entitled to be indemnified for such expenses which the court shall deem proper.

Section 145 of the DGCL further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue, or matter therein, he shall be indemnified against any expenses actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the corporation may purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.
Section 102(b)(7) of the DGCL provides that a Delaware corporation may, with certain limitations, set forth in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.
Section 145(g) of the DGCL provides that a Delaware corporation has the power to purchase and maintain insurance on behalf of any director, officer, employee or other agent of the corporation or, if serving in such capacity at the request of the corporation, of another enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation has the power to indemnify such person against such liability under the DGCL. Article 7 of Berry Global’s Amended and Restated Bylaws permits Berry Global to maintain insurance, at Berry Global’s expense, to protect Berry Global or any directors, officers, employees or agents of the company or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not Berry Global would have the power to indemnify such person against such expense, liability or loss under the DGCL.
The Amended and Restated Bylaws of Berry Global provide for indemnification, to the fullest extent permitted by the DGCL, of any director or officer of Berry Global (and their legal representatives), and of any person serving at the request of Berry Global as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (such person, an “indemnitee”), except that Berry Global shall indemnify an indemnitee for a proceeding initiated by such indemnitee only if the proceeding was authorized by Berry Global’s board of directors. The Amended and Restated Bylaws of Berry Global provide for mandatory advancement of expenses to indemnitees defending any proceeding in advance of its final disposition upon an undertaking to repay such amounts advanced if it is ultimately determined that such indemnitee is not entitled to indemnification. The Amended and Restated Bylaws of Berry Global state that Berry Global shall hold indemnitees harmless to the fullest extent authorized by the DGCL.
Amcor plc maintains an insurance policy for the directors and officers of Berry Global in respect of liabilities arising out of any act, error or omission whilst acting in their capacities as directors or officers of Berry Global or its affiliated companies.
Amcor plc has entered into a Deed pursuant to which it has agreed to indemnify each director, secretary and other officer (as may be approved) of its subsidiaries, including Berry Global, to the maximum extent permitted under law, from liability in respect of any claim, demand, suit, action, proceeding or cause of action commenced or threatened against such director, secretary or other officer and arising out of the conduct of the business of Amcor plc or the discharge of the duties of such director, secretary or other officer, in its capacity as such, subject to certain limited exceptions.

Item 16.   Exhibits.
Number	Description
1*	Form of Underwriting Agreement.
2.1†	Agreement and Plan of Merger, dated as of November 19, 2024, by and among Amcor plc, Aurora Spirit, Inc. and Berry Global Group, Inc. (incorporated by reference to Exhibit 2.1 to Amcor plc’s Current Report on Form 8-K/A filed on November 19, 2024).
3.1	Articles of Association of Amcor plc (incorporated by reference to Exhibit 3.1 to Amcor plc’s Current Report on Form 8-K filed on June 13, 2019).
3.2	Memorandum of Association of Amcor plc (incorporated by reference to Exhibit 3.1 to Amcor plc’s Registration Statement on Form S-4 filed on March 12, 2019).
4.1*	Specimen Ordinary Share Certificate.
4.2*	Specimen Preferred Share Certificate.
4.3	Form of Indenture relating to Amcor plc’s senior debt securities (including senior debt guarantees of Amcor Finance (USA), Inc., Amcor UK Finance plc, Amcor Group Finance plc, Amcor International UK plc, Amcor Flexibles North America, Inc., Berry Global Group, Inc. and Berry Global, Inc.) (the “Amcor plc Senior Indenture”).
4.4	Form of Indenture relating to Amor plc’s subordinated debt securities (including subordinated debt guarantees of Amcor Finance (USA), Inc., Amcor UK Finance plc, Amcor Group Finance plc, Amcor International UK plc, Amcor Flexibles North America, Inc., Berry Global Group, Inc. and Berry Global, Inc.) (the “Amcor plc Subordinated Indenture”).
4.5	Form of Indenture relating to Amcor Finance (USA), Inc.’s senior debt securities (including senior debt guarantees of Amcor plc, Amcor UK Finance plc, Amcor Group Finance plc, Amcor International UK plc, Amcor Flexibles North America, Inc., Berry Global Group, Inc. and Berry Global, Inc.) (the “AFUI Senior Indenture”).
4.6	Form of Indenture relating to Amcor Finance (USA), Inc.’s subordinated debt securities (including subordinated debt guarantees of Amcor plc, Amcor UK Finance plc, Amcor Group Finance plc, Amcor International UK plc, Amcor Flexibles North America, Inc., Berry Global Group, Inc. and Berry Global, Inc.) (the “AFUI Subordinated Indenture”).
4.7	Form of Indenture relating to Amcor UK Finance plc’s senior debt securities (including senior debt guarantees of Amcor plc, Amcor Finance (USA), Inc., Amcor Group Finance plc, Amcor International UK plc, Amcor Flexibles North America, Inc., Berry Global Group, Inc. and Berry Global, Inc.) (the “Amcor UK Senior Indenture”).
4.8	Form of Indenture relating to Amcor UK Finance plc’s subordinated debt securities (including subordinated debt guarantees of Amcor plc, Amcor Finance (USA), Inc., Amcor Group Finance plc, Amcor International UK plc, Amcor Flexibles North America, Inc., Berry Global Group, Inc. and Berry Global, Inc.) (the “Amcor UK Subordinated Indenture”).
4.9	Form of Indenture relating to Amcor Group Finance plc’s senior debt securities (including senior debt guarantees of Amcor plc, Amcor Finance (USA), Inc., Amcor UK Finance plc, Amcor International UK plc, Amcor Flexibles North America, Inc., Berry Global Group, Inc. and Berry Global, Inc.) (the “AGF Senior Indenture”).
4.10	Form of Indenture relating to Amcor Group Finance plc’s subordinated debt securities (including subordinated debt guarantees of Amcor plc, Amcor Finance (USA), Inc., Amcor UK Finance plc, Amcor International UK plc, Amcor Flexibles North America, Inc., Berry Global Group, Inc. and Berry Global, Inc.) (the “AGF Subordinated Indenture”).
4.11	Form of Indenture relating to Amcor International UK plc’s senior debt securities (including senior debt guarantees of Amcor plc, Amcor Finance (USA), Inc., Amcor UK Finance plc, Amcor Group Finance plc, Amcor Flexibles North America, Inc., Berry Global Group, Inc. and Berry Global, Inc.) (the “Amcor International UK Senior Indenture”).

Number	Description
4.12	Form of Indenture relating to Amcor International UK plc’s subordinated debt securities (including subordinated debt guarantees of Amcor plc, Amcor Finance (USA), Inc., Amcor UK Finance plc, Amcor Group Finance plc, Amcor Flexibles North America, Inc., Berry Global Group, Inc. and Berry Global, Inc.) (the “Amcor International UK Subordinated Indenture”).
4.13	Form of Indenture relating to Amcor Flexibles North America, Inc.’s senior debt securities (including senior debt guarantees of Amcor plc, Amcor Finance (USA), Inc., Amcor UK Finance plc, Amcor Group Finance plc, Amcor International UK plc, Berry Global Group, Inc. and Berry Global, Inc.) (the “Amcor Flexibles North America Senior Indenture”).
4.14	Form of Indenture relating to Amcor Flexibles North America, Inc.’s subordinated debt securities (including senior debt guarantees of Amcor plc, Amcor Finance (USA), Inc., Amcor UK Finance plc, Amcor Group Finance plc, Amcor International UK plc, Berry Global Group, Inc. and Berry Global, Inc.) (the “Amcor Flexibles North America Subordinated Indenture”).
4.15	Form of Indenture relating to Berry Global, Inc.’s senior debt securities (including senior debt guarantees of Amcor plc, Amcor Finance (USA), Inc., Amcor UK Finance plc, Amcor Group Finance plc, Amcor International UK plc, Amcor Flexibles North America, Inc. and Berry Global Group, Inc.) (the “Berry Global Senior Indenture”).
4.16	Form of Indenture relating to Berry Global, Inc.’s subordinated debt securities (including senior debt guarantees of Amcor plc, Amcor Finance (USA), Inc., Amcor UK Finance plc, Amcor Group Finance plc, Amcor International UK plc, Amcor Flexibles North America, Inc. and Berry Global Group, Inc.) (the “Berry Global Subordinated Indenture”).
4.17*	Form of Amcor plc Senior Note.
4.18*	Form of Amcor plc Subordinated Note.
4.19*	Form of Amcor Finance (USA), Inc. Senior Note.
4.20*	Form of Amcor Finance (USA), Inc. Subordinated Note.
4.21*	Form of Amcor UK Finance plc Senior Note.
4.25*	Form of Amcor UK Finance plc Subordinated Note.
4.26*	Form of Amcor Group Finance plc Senior Note.
4.24*	Form of Amcor Group Finance plc Subordinated Note.
4.25*	Form of Amcor International UK plc Senior Note.
4.26*	Form of Amcor International UK plc Subordinated Note.
4.27*	Form of Amcor Flexibles North America, Inc. Senior Note.
4.28*	Form of Amcor Flexibles North America, Inc. Subordinated Note.
4.29*	Form of Berry Global, Inc. Senior Note.
4.30*	Form of Berry Global, Inc. Subordinated Note.
4.31*	Form of Warrant Agreement.
5.1	Opinion of Perkins Coie LLP.
5.2	Opinion of Armstrong Teasdale LLP.
5.3	Opinion of Ogier (Jersey) LLP.
5.4	Opinion of Herbert Smith Freehills Kramer LLP (English law).
22	Subsidiary Guarantors and Issuers of Guaranteed Securities.
23.1	Consent of PricewaterhouseCoopers AG.
23.2	Consent of Ernst & Young LLP.
23.3	Consent of Perkins Coie LLP (included in Exhibit 5.1 hereto).
23.4	Consent of Armstrong Teasdale LLP (included in Exhibit 5.2 hereto).
23.5	Consent of Ogier (Jersey) LLP (included in Exhibit 5.3 hereto).
23.6	Consent of Herbert Smith Freehills Kramer LLP (English law) (included in Exhibit 5.4 hereto).

Number	Description
24.1	Powers of Attorney (re: directors and officers of Amcor plc) (included on Amcor plc’s signature page to this registration statement)
24.2	Powers of Attorney (re: directors and officers of Amcor Finance (USA), Inc.) (included on Amcor Finance (USA), Inc.’s signature page to this registration statement)
24.3	Powers of Attorney (re: directors and officers of Amcor UK Finance plc) (included on Amcor UK Finance plc’s signature page to this registration statement)
24.4	Powers of Attorney (re: directors and officers of Amcor Group Finance plc) (included on Amcor Group Finance plc’s signature page to this registration statement)
24.5	Powers of Attorney (re: directors and officers of Amcor International UK plc) (included on Amcor International UK plc’s signature page to this registration statement)
24.6	Powers of Attorney (re: directors and officers of Amcor Flexibles North America, Inc.) (included on Amcor Flexibles North America Inc.’s signature page to this registration statement)
24.7	Powers of Attorney (re: directors and officers of Berry Global Group, Inc.) (included on Berry Global Group, Inc.’s signature page to this registration statement)
24.8	Powers of Attorney (re: directors and officers of Berry Global, Inc.) (included on Berry Global, Inc.’s signature page to this registration statement)
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the Amcor plc Senior Indenture.
25.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the Amcor plc Subordinated Indenture.
25.3	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the AFUI Senior Indenture.
25.4	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the AFUI Subordinated Indenture.
25.5	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the Amcor UK Senior Indenture.
25.6	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the Amcor UK Subordinated Indenture.
25.7	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the AGF Senior Indenture.
25.8	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the AGF Subordinated Indenture.
25.9	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the Amcor International UK Senior Indenture.
25.10	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the Amcor International UK Subordinated Indenture.
25.11	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the Amcor Flexibles North America Senior Indenture.
25.12	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the Amcor Flexibles North America Subordinated Indenture.
25.13	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the Berry Global Senior Indenture.
25.14	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the Trustee with respect to the Berry Global Subordinated Indenture.
107	Filing Fee Table.

*
To be filed as an exhibit to a Current Report on Form 8-K and incorporated by reference or by post-effective amendment.

†
Certain provisions of this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Amcor plc agrees to furnish supplementally to the SEC or its staff an unredacted copy of this exhibit upon request.

Item 17.   Undertakings.
The undersigned Registrant hereby undertakes:
(1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)   To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)   To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(iii)   To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
provided, however, that the undertakings set forth in paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
(2)   That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(4)   That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
(i)   Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(ii)   Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference in the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.
(5)   That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)   any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;
(ii)   any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(iii)   the portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iv)   any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(6)   That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(7)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bristol, United Kingdom on the 15th day of July, 2025.
AMCOR PLC
By:
/s/ Peter Konieczny

Name:  Peter Konieczny
Title:   Chief Executive Officer and Director
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael Casamento and Michael Rumley, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to file and sign any and all amendments, including post-effective amendments and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, to this registration statement, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Peter Konieczny Peter Konieczny	Chief Executive Officer (Principal Executive Officer) and Director	July 15, 2025
/s/ Michael Casamento Michael Casamento	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	July 15, 2025
/s/ Julie Sorrells Julie Sorrells	Vice President and Corporate Controller (Principal Accounting Officer)	July 15, 2025
/s/ Graeme Liebelt Graeme Liebelt	Director and Chairman	July 15, 2025
/s/ Achal Agarwal Achal Agarwal	Director	July 15, 2025
/s/ Susan Carter Susan Carter	Director	July 15, 2025
/s/ Graham Chipchase Graham Chipchase	Director	July 15, 2025
/s/ Nicholas (Tom) Long Nicholas (Tom) Long	Director	July 15, 2025

Signature	Title	Date
/s/ Lucrèce Foufopoulos-De Ridder Lucrèce Foufopoulos-De Ridder	Director	July 15, 2025
/s/ Jill A. Rahman Jill A. Rahman	Director	July 15, 2025
/s/ Stephen Sterrett Stephen Sterrett	Director	July 15, 2025
/s/ Jonathan F. Foster Jonathan F. Foster	Director	July 15, 2025
/s/ James T. Glerum, Jr. James T. Glerum, Jr.	Director	July 15, 2025
/s/ Michael J. Rumley Michael J. Rumley	Authorized Representative in the United States	July 15, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miramar, Florida, on the 15th day of July, 2025.
AMCOR FINANCE (USA), INC.
By:
/s/ Ana Carla Conceicao Costa

Name:  Ana Carla Conceicao Costa
Title:   President
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael Casamento, Michael J. Rumley and Damien Clayton, or any of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to file and sign any and all amendments, including post-effective amendments and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, to this registration statement, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Ana Carla Conceicao Costa Ana Carla Conceicao Costa	President and Director (Principal Executive Officer)	July 15, 2025
/s/ Sara Mattsson Sara Mattsson	Vice President, Chief Financial Officer, Treasurer and Director (Principal Financial and Accounting Officer)	July 15, 2025
/s/ Michael J. Rumley Michael J. Rumley	Vice President and Director	July 15, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bristol, United Kingdom, on the 15th day of July, 2025.
AMCOR UK FINANCE PLC
By:
/s/ Michael J. Rumley

Name:  Michael J. Rumley
Title:   Director
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael Casamento, Michael J. Rumley and Damien Clayton, or any of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to file and sign any and all amendments, including post-effective amendments and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, to this registration statement, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Matthew Charles Burrows Matthew Charles Burrows	Director (Principal Executive, Financial and Accounting Officer)	July 15, 2025
/s/ Michael J. Rumley Michael J. Rumley	Director	July 15, 2025
/s/ Christopher John Cheetham Christopher John Cheetham	Director	July 15, 2025
/s/ Damien Clayton Damien Clayton	Director	July 15, 2025
/s/ Michael J. Rumley Michael J. Rumley	Authorized Representative in the United States	July 15, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bristol, United Kingdom, on the 15th day of July, 2025.
AMCOR GROUP FINANCE PLC
By:
/s/ Michael J. Rumley

Name:  Michael J. Rumley
Title:   Director
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael Casamento, Michael J. Rumley and Damien Clayton, or any of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to file and sign any and all amendments, including post-effective amendments and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, to this registration statement, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Lorna Corbett Lorna Corbett	Director (Principal Executive, Financial and Accounting Officer)	July 15, 2025
/s/ Andrew Cowper Andrew Cowper	Director	July 15, 2025
/s/ Michael J. Rumley Michael J. Rumley	Director	July 15, 2025
/s/ Damien Clayton Damien Clayton	Director	July 15, 2025
/s/ Michael J. Rumley Michael J. Rumley	Authorized Representative in the United States	July 15, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Bristol, United Kingdom, on the 15th day of July, 2025.
AMCOR INTERNATIONAL UK PLC
By:
/s/ Michael J. Rumley

Name:  Michael J. Rumley
Title:   Director
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael Casamento, Michael J. Rumley and Damien Clayton, or any of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to file and sign any and all amendments, including post-effective amendments and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, to this registration statement, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Lorna Corbett Lorna Corbett	Director (Principal Executive, Financial and Accounting Officer)	July 15, 2025
/s/ Andrew Cowper Andrew Cowper	Director	July 15, 2025
/s/ Michael J. Rumley Michael J. Rumley	Director	July 15, 2025
/s/ Damien Clayton Damien Clayton	Director	July 15, 2025
/s/ Michael J. Rumley Michael J. Rumley	Authorized Representative in the United States	July 15, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oshkosh, Wisconsin, on the 15th day of July, 2025.
AMCOR FLEXIBLES NORTH AMERICA, INC.
By:
/s/ Larry Weber

Name:  Larry Weber
Title:   President
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael Casamento, Michael J. Rumley, Damien Clayton and Deborah Rasin, or any of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to file and sign any and all amendments, including post-effective amendments and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, to this registration statement, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Larry Weber Larry Weber	President and Director (Principal Executive Officer)	July 15, 2025
/s/ Ana Carla Conceicao Costa Ana Carla Conceicao Costa	Vice President (Principal Financial and Accounting Officer)	July 15, 2025
/s/ Daniel Sula Daniel Sula	Secretary and Director	July 15, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, Indiana, on the 15th day of July, 2025.
BERRY GLOBAL GROUP, INC.
By:
/s/ Adam W. Borgman

Name:  Adam W. Borgman
Title:   President
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Adam W. Borgman, Sara Mattsson and Michael J. Rumley, or any of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to file and sign any and all amendments, including post-effective amendments and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, to this registration statement, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Adam W. Borgman Adam W. Borgman	President and Director (Principal Executive Officer)	July 15, 2025
/s/ Sara Mattsson Sara Mattsson	Vice President & Secretary and Director (Principal Financial and Accounting Officer)	July 15, 2025
/s/ Michael J. Rumley Michael J. Rumley	Treasurer and Director	July 15, 2025

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, Indiana, on the 15th day of July, 2025.
BERRY GLOBAL, INC.
By:
/s/ Adam W. Borgman

Name:  Adam W. Borgman
Title:   President
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Adam W. Borgman, Sara Mattsson and Michael J. Rumley, or any of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to file and sign any and all amendments, including post-effective amendments and any registration statement for the same offering that is to be effective under Rule 462(b) of the Securities Act, to this registration statement, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Adam W. Borgman Adam W. Borgman	President and Director (Principal Executive Officer)	July 15, 2025
/s/ Sara Mattsson Sara Mattsson	Vice President & Secretary and Director (Principal Financial and Accounting Officer)	July 15, 2025
/s/ Michael J. Rumley Michael J. Rumley	Treasurer and Director	July 15, 2025